               LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                       MORTALITY &
                                                                                                        EXPENSE
                                                              CONTRACT                    CONTRACT     GUARANTEE
                                                              PURCHASES                  REDEMPTIONS    CHARGES
                                                              DUE FROM                     DUE TO      PAYABLE TO
                                                            LINCOLN LIFE                LINCOLN LIFE  LINCOLN LIFE
                                                              & ANNUITY                  & ANNUITY     & ANNUITY
                                                               COMPANY                     COMPANY      COMPANY
SUBACCOUNT                                     INVESTMENTS   OF NEW YORK  TOTAL ASSETS   OF NEW YORK   OF NEW YORK   NET ASSETS
---------------------------------------------  -----------  ------------  ------------  ------------  ------------  -----------
ABVPSF Global Thematic Growth Class B          $ 1,460,879    $ 10,007    $ 1,470,886     $     --       $  136     $ 1,470,750
ABVPSF Growth and Income Class B                 6,478,894          --      6,478,894          218          585       6,478,091
ABVPSF International Value Class B               6,923,094         540      6,923,634           --          620       6,923,014
ABVPSF Large Cap Growth Class B                    640,469          12        640,481           --           55         640,426
ABVPSF Small/Mid Cap Value Class B               7,114,714      14,079      7,128,793           --          662       7,128,131
American Century VP Inflation Protection
   Class II                                     24,941,947         552     24,942,499           --        2,335      24,940,164
American Funds Global Growth Class 2            14,687,810          --     14,687,810          196        1,374      14,686,240
American Funds Global Small Capitalization
   Class 2                                      11,246,891       2,146     11,249,037           --          986      11,248,051
American Funds Growth Class 2                   72,184,560          --     72,184,560        1,400        6,657      72,176,503
American Funds Growth-Income Class 2            69,014,913       1,051     69,015,964           --        6,291      69,009,673
American Funds International Class 2            34,309,156       2,263     34,311,419           --        3,087      34,308,332
BlackRock Global Allocation V.I. Class III      35,336,075      36,189     35,372,264           --        3,454      35,368,810
Delaware VIP Diversified Income Service Class   49,342,891          --     49,342,891      101,523        4,493      49,236,875
Delaware VIP Emerging Markets Service Class     16,703,779          --     16,703,779       14,979        1,498      16,687,302
Delaware VIP High Yield Standard Class             654,793          --        654,793           --           51         654,742
Delaware VIP High Yield Service Class           14,301,277     246,050     14,547,327           --        1,285      14,546,042
Delaware VIP Limited-Term Diversified Income
   Service Class                                21,254,326      21,818     21,276,144           --        1,897      21,274,247
Delaware VIP REIT Standard Class                   754,000          --        754,000           --           58         753,942
Delaware VIP REIT Service Class                 11,313,076          --     11,313,076        1,382        1,036      11,310,658
Delaware VIP Small Cap Value Standard Class        779,551          --        779,551           --           61         779,490
Delaware VIP Small Cap Value Service Class      18,297,552          --     18,297,552        4,359        1,696      18,291,497
Delaware VIP Smid Cap Growth Standard Class        408,414          --        408,414           --           32         408,382
Delaware VIP Smid Cap Growth Service Class       5,920,045          --      5,920,045          324          545       5,919,176
Delaware VIP U.S. Growth Service Class           3,580,852         837      3,581,689           --          264       3,581,425
Delaware VIP Value Standard Class                  205,067          --        205,067           --           16         205,051
Delaware VIP Value Service Class                 8,281,602      80,552      8,362,154           --          763       8,361,391
DWS VIP Alternative Asset Allocation Plus
   Class B                                       2,001,752          28      2,001,780           --          196       2,001,584
DWS VIP Equity 500 Index Class A                 2,159,801           4      2,159,805           --          188       2,159,617
DWS VIP Equity 500 Index Class B                 2,459,520          --      2,459,520           40          220       2,459,260
DWS VIP Small Cap Index Class A                    471,923      82,047        553,970           --           42         553,928
DWS VIP Small Cap Index Class B                  1,468,528          --      1,468,528           56          143       1,468,329
Fidelity VIP Contrafund Service Class 2         39,642,429      23,089     39,665,518           --        3,651      39,661,867
Fidelity VIP Equity-Income Initial Class           555,144          --        555,144           --           43         555,101
Fidelity VIP Equity-Income Service Class 2       1,677,306          --      1,677,306            1          148       1,677,157
Fidelity VIP Growth Initial Class                  192,880          --        192,880           --           15         192,865
Fidelity VIP Growth Service Class 2              3,317,847          --      3,317,847           19          302       3,317,526
Fidelity VIP Mid Cap Service Class 2            23,428,644          --     23,428,644       63,220        2,142      23,363,282
Fidelity VIP Overseas Initial Class                 78,561          --         78,561           --            6          78,555
Fidelity VIP Overseas Service Class 2            3,216,518          --      3,216,518            2          282       3,216,234
FTVIPT Franklin Income Securities Class 2       24,846,063          --     24,846,063          708        2,283      24,843,072
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                            7,749,196          --      7,749,196          248          730       7,748,218
FTVIPT Mutual Shares Securities Class 2         19,165,784          --     19,165,784        1,195        1,649      19,162,940
FTVIPT Templeton Global Bond Securities
   Class 2                                      14,855,495         244     14,855,739           --        1,372      14,854,367
FTVIPT Templeton Growth Securities Class 2       3,890,271          --      3,890,271           16          352       3,889,903
Goldman Sachs VIT Large Cap Value
   Service Class                                 1,469,389          --      1,469,389          766           81       1,468,542
Invesco V.I. Capital Appreciation Series I         137,299          --        137,299           --           13         137,286

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                         EXPENSE
                                                               CONTRACT                    CONTRACT     GUARANTEE
                                                               PURCHASES                  REDEMPTIONS    CHARGES
                                                               DUE FROM                     DUE TO      PAYABLE TO
                                                             LINCOLN LIFE                LINCOLN LIFE  LINCOLN LIFE
                                                               & ANNUITY                  & ANNUITY     & ANNUITY
                                                                COMPANY                     COMPANY      COMPANY
SUBACCOUNT                                      INVESTMENTS   OF NEW YORK  TOTAL ASSETS   OF NEW YORK   OF NEW YORK   NET ASSETS
----------------------------------------------  -----------  ------------  ------------  ------------  ------------  -----------
Invesco V.I. Capital Appreciation Series II     $    60,753    $    --      $    60,753    $     --      $    5      $    60,748
Invesco V.I. Core Equity Series I                   382,060         --          382,060          --          31          382,029
Invesco V.I. Core Equity Series II                    8,280         --            8,280          --           1            8,279
Invesco V.I. International Growth Series I          109,651         --          109,651          --           8          109,643
Invesco V.I. International Growth Series II         199,495         --          199,495          --          17          199,478
Janus Aspen Series Balanced Service Class           622,316         --          622,316          --          54          622,262
Janus Aspen Series Enterprise Service Class         542,178         --          542,178          --          47          542,131
Janus Aspen Series Worldwide Service Class           11,248         --           11,248          --           1           11,247
LVIP American Global Growth Service Class II      1,409,283         59        1,409,342          --         129        1,409,213
LVIP American Global Small Capitalization
   Service Class II                               1,403,649        514        1,404,163          --         122        1,404,041
LVIP American Growth Service Class II             3,849,850     24,846        3,874,696          --         359        3,874,337
LVIP American Growth-Income Service Class II      3,771,746         --        3,771,746         190         367        3,771,189
LVIP American International Service Class II      2,773,433         93        2,773,526          --         260        2,773,266
LVIP Baron Growth Opportunities Service Class     7,937,597     14,080        7,951,677          --         766        7,950,911
LVIP BlackRock Inflation Protected Bond
   Service Class                                 12,026,667     26,802       12,053,469          --       1,114       12,052,355
LVIP Capital Growth Service Class                 2,254,614      1,852        2,256,466          --         144        2,256,322
LVIP Cohen & Steers Global Real Estate
   Service Class                                  5,695,855         --        5,695,855         466         523        5,694,866
LVIP Columbia Value Opportunities
   Service Class                                  1,019,904         --        1,019,904          --          96        1,019,808
LVIP Delaware Bond Standard Class                11,437,828         --       11,437,828     185,730         987       11,251,111
LVIP Delaware Bond Service Class                 57,645,921     19,534       57,665,455          --       5,017       57,660,438
LVIP Delaware Diversified Floating Rate
   Service Class                                  5,260,195     21,909        5,282,104          --         494        5,281,610
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                        280,522         --          280,522          --          22          280,500
LVIP Delaware Foundation Aggressive
   Allocation Service Class                       2,710,115         --        2,710,115          34         242        2,709,839
LVIP Delaware Growth and Income
   Service Class                                  1,811,299         --        1,811,299         785         161        1,810,353
LVIP Delaware Social Awareness Standard Class       720,810         --          720,810          --          61          720,749
LVIP Delaware Social Awareness Service Class      2,336,972         --        2,336,972           3         194        2,336,775
LVIP Delaware Special Opportunities
   Service Class                                  2,003,922         --        2,003,922       2,031         194        2,001,697
LVIP Dimensional Non-U.S. Equity Service Class      539,242         --          539,242          --          46          539,196
LVIP Dimensional U.S. Equity Service Class          620,022         --          620,022          --          50          619,972
LVIP Dimensional/Vanguard Total Bond
   Service Class                                  6,239,589     24,525        6,264,114          --         570        6,263,544
LVIP Global Income Service Class                 14,307,000      5,029       14,312,029          --       1,390       14,310,639
LVIP Janus Capital Appreciation Standard Class      111,991         --          111,991          --          10          111,981
LVIP Janus Capital Appreciation Service Class     1,446,936         --        1,446,936          --         144        1,446,792
LVIP JPMorgan High Yield Service Class            3,521,037      9,757        3,530,794          --         307        3,530,487
LVIP MFS International Growth Service Class       3,057,067         --        3,057,067          68         269        3,056,730
LVIP MFS Value Service Class                     10,565,351     10,674       10,576,025          --         865       10,575,160
LVIP Mid-Cap Value Service Class                  3,245,998         --        3,245,998       1,013         301        3,244,684
LVIP Mondrian International Value
   Standard Class                                 1,672,650         --        1,672,650          12         145        1,672,493
LVIP Mondrian International Value
   Service Class                                  6,629,503        320        6,629,823          --         612        6,629,211
LVIP Money Market Standard Class                  3,378,768         72        3,378,840          --         273        3,378,567
LVIP Money Market Service Class                  15,249,962         --       15,249,962           1       1,423       15,248,538

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                         EXPENSE
                                                               CONTRACT                    CONTRACT     GUARANTEE
                                                               PURCHASES                  REDEMPTIONS    CHARGES
                                                               DUE FROM                     DUE TO      PAYABLE TO
                                                             LINCOLN LIFE                LINCOLN LIFE  LINCOLN LIFE
                                                               & ANNUITY                  & ANNUITY     & ANNUITY
                                                                COMPANY                     COMPANY      COMPANY
SUBACCOUNT                                      INVESTMENTS   OF NEW YORK  TOTAL ASSETS   OF NEW YORK   OF NEW YORK   NET ASSETS
----------------------------------------------  -----------  ------------  ------------  ------------  ------------  -----------
LVIP Protected Profile 2010 Service Class       $   832,727     $    --     $   832,727     $    --       $   73     $   832,654
LVIP Protected Profile 2020 Service Class         3,104,539          --       3,104,539          --          285       3,104,254
LVIP Protected Profile 2030 Service Class           384,909          --         384,909          --           33         384,876
LVIP Protected Profile 2040 Service Class             8,276          --           8,276          --            1           8,275
LVIP Protected Profile Conservative
   Service Class                                 17,796,414          --      17,796,414         211        1,659      17,794,544
LVIP Protected Profile Growth Service Class      21,582,177          --      21,582,177          55        1,956      21,580,166
LVIP Protected Profile Moderate Service Class    50,677,838          --      50,677,838         175        5,084      50,672,579
LVIP SSgA Bond Index Service Class               33,526,326      25,145      33,551,471          --        3,255      33,548,216
LVIP SSgA Conservative Index Allocation
   Service Class                                  1,825,938          --       1,825,938          --          190       1,825,748
LVIP SSgA Conservative Structured Allocation
   Service Class                                  4,934,498          --       4,934,498          --          449       4,934,049
LVIP SSgA Developed International 150
   Service Class                                  4,122,642         100       4,122,742          --          397       4,122,345
LVIP SSgA Emerging Markets 100 Service Class      6,078,153          --       6,078,153         223          583       6,077,347
LVIP SSgA Global Tactical Allocation
   Service Class                                 22,929,317          --      22,929,317         861        2,368      22,926,088
LVIP SSgA International Index Service Class       6,766,251      10,354       6,776,605          --          660       6,775,945
LVIP SSgA Large Cap 100 Service Class            10,327,506          --      10,327,506       1,249        1,002      10,325,255
LVIP SSgA Moderate Index Allocation
   Service Class                                  4,378,991          --       4,378,991          --          447       4,378,544
LVIP SSgA Moderate Structured Allocation
   Service Class                                 26,871,412          --      26,871,412       2,443        2,402      26,866,567
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                       3,264,826          --       3,264,826          --          291       3,264,535
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                      13,319,103          --      13,319,103         448        1,252      13,317,403
LVIP SSgA S&P 500 Index Standard Class              403,385          --         403,385         428           49         402,908
LVIP SSgA S&P 500 Index Service Class            18,595,545      14,675      18,610,220          --        1,802      18,608,418
LVIP SSgA Small-Cap Index Service Class           5,589,906       2,618       5,592,524          --          534       5,591,990
LVIP SSgA Small-Mid Cap 200 Service Class         3,203,958          --       3,203,958         381          310       3,203,267
LVIP T. Rowe Price Growth Stock Service Class     3,964,055          --       3,964,055         776          374       3,962,905
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                    62,251          --          62,251          --            6          62,245
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                  3,095,858      14,700       3,110,558          --          296       3,110,262
LVIP Templeton Growth Service Class               4,567,843          --       4,567,843          85          426       4,567,332
LVIP Turner Mid-Cap Growth Service Class          1,816,839          --       1,816,839           2          177       1,816,660
LVIP Vanguard Domestic Equity ETF
   Service Class                                    480,796          --         480,796          --           34         480,762
LVIP Vanguard International Equity ETF
   Service Class                                    551,190          --         551,190          --           47         551,143
LVIP Wells Fargo Intrinsic Value Service Class    1,418,168          --       1,418,168          76          132       1,417,960
Lord Abbett Fundamental Equity Class VC              88,250          --          88,250          --            5          88,245
MFS VIT Core Equity Service Class                    41,652          --          41,652          --            4          41,648
MFS VIT Growth Initial Class                        109,957          --         109,957          --            8         109,949
MFS VIT Growth Service Class                        669,535          --         669,535      23,250           60         646,225
MFS VIT Total Return Initial Class                  697,272          --         697,272          --           54         697,218
MFS VIT Total Return Service Class               14,539,901          --      14,539,901          83        1,316      14,538,502
MFS VIT Utilities Initial Class                     487,751          --         487,751          --           37         487,714
MFS VIT Utilities Service Class                  13,457,324          --      13,457,324         175        1,204      13,455,945
NB AMT Mid-Cap Growth I Class                     3,580,176          --       3,580,176           3          328       3,579,845

See accompanying notes.

                                                                                                     MORTALITY &
                                                                                                      EXPENSE
                                                            CONTRACT                    CONTRACT     GUARANTEE
                                                            PURCHASES                  REDEMPTIONS    CHARGES
                                                            DUE FROM                     DUE TO      PAYABLE TO
                                                          LINCOLN LIFE                LINCOLN LIFE  LINCOLN LIFE
                                                            & ANNUITY                  & ANNUITY     & ANNUITY
                                                             COMPANY                     COMPANY      COMPANY
SUBACCOUNT                                   INVESTMENTS   OF NEW YORK  TOTAL ASSETS   OF NEW YORK   OF NEW YORK  NET ASSETS
-------------------------------------------  -----------  ------------  ------------  ------------  ------------  ----------
NB AMT Regency I Class                        $3,721,982      $--        $3,721,982       $140          $338      $3,721,504
Oppenheimer Global Securities Service Class      207,754       --           207,754         --            10         207,744
PIMCO VIT Commodity Real Return
   Advisor Class                               1,322,937       --         1,322,937         --           113       1,322,824
Putnam VT Global Health Care Class IB             75,667       --            75,667         --             6          75,661
Putnam VT Growth & Income Class IB                56,126       --            56,126         --             6          56,120

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------  ----------  -----------------  -------------
ABVPSF Global Thematic Growth Class B               $    5,262     $   (27,801)     $  (22,539)
ABVPSF Growth and Income Class B                        80,633        (119,414)        (38,781)
ABVPSF International Value Class B                     333,008        (135,968)        197,040
ABVPSF Large Cap Growth Class B                            622         (11,225)        (10,603)
ABVPSF Small/Mid Cap Value Class B                      22,821        (138,582)       (115,761)
American Century VP Inflation Protection Class II    1,026,680        (432,998)        593,682
American Funds Global Growth Class 2                   215,412        (282,621)        (67,209)
American Funds Global Small Capitalization Class 2     176,338        (220,703)        (44,365)
American Funds Growth Class 2                          503,389      (1,447,410)       (944,021)
American Funds Growth-Income Class 2                 1,133,644      (1,277,374)       (143,730)
American Funds International Class 2                   693,003        (671,078)         21,925
BlackRock Global Allocation V.I. Class III             836,051        (430,425)        405,626
Delaware VIP Diversified Income Service Class        1,734,709        (745,368)        989,341
Delaware VIP Emerging Markets Service Class            277,133        (290,256)        (13,123)
Delaware VIP High Yield Standard Class                  56,836          (9,600)         47,236
Delaware VIP High Yield Service Class                1,248,756        (251,807)        996,949
Delaware VIP Limited-Term Diversified Income
   Service Class                                       267,478        (262,066)          5,412
Delaware VIP REIT Standard Class                        12,098         (11,007)          1,091
Delaware VIP REIT Service Class                        144,887        (184,748)        (39,861)
Delaware VIP Small Cap Value Standard Class              4,262         (11,759)         (7,497)
Delaware VIP Small Cap Value Service Class              52,143        (314,385)       (262,242)
Delaware VIP Smid Cap Growth Standard Class              4,590          (6,547)         (1,957)
Delaware VIP Smid Cap Growth Service Class              55,557        (115,924)        (60,367)
Delaware VIP U.S. Growth Service Class                   1,247         (36,488)        (35,241)
Delaware VIP Value Standard Class                        3,665          (2,568)          1,097
Delaware VIP Value Service Class                       132,738        (133,385)           (647)
DWS VIP Alternative Asset Allocation Plus Class B       39,229         (46,502)         (7,273)
DWS VIP Equity 500 Index Class A                        38,648         (35,974)          2,674
DWS VIP Equity 500 Index Class B                        40,326         (44,381)         (4,055)
DWS VIP Small Cap Index Class A                          4,955          (8,787)         (3,832)
DWS VIP Small Cap Index Class B                         10,892         (30,822)        (19,930)
Fidelity VIP Contrafund Service Class 2                331,813        (683,853)       (352,040)
Fidelity VIP Equity-Income Initial Class                14,413          (8,180)          6,233
Fidelity VIP Equity-Income Service Class 2              39,907         (30,208)          9,699
Fidelity VIP Growth Initial Class                          750          (2,988)         (2,238)
Fidelity VIP Growth Service Class 2                      4,516         (54,835)        (50,319)
Fidelity VIP Mid Cap Service Class 2                     5,671        (395,195)       (389,524)
Fidelity VIP Overseas Initial Class                      1,307          (1,347)            (40)
Fidelity VIP Overseas Service Class 2                   44,172         (71,304)        (27,132)
FTVIPT Franklin Income Securities Class 2            1,469,757        (430,361)      1,039,396
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                 --         (147,318)       (147,318)
FTVIPT Mutual Shares Securities Class 2                449,536        (294,786)        154,750
FTVIPT Templeton Global Bond Securities Class 2        930,842        (275,537)        655,305
FTVIPT Templeton Growth Securities Class 2              62,247         (76,473)        (14,226)
Goldman Sachs VIT Large Cap Value Service Class         16,347         (12,516)          3,831
Invesco V.I. Capital Appreciation Series I                 250          (2,813)         (2,563)
Invesco V.I. Capital Appreciation Series II               --            (1,101)         (1,101)
Invesco V.I. Core Equity Series I                        3,894          (6,053)         (2,159)
Invesco V.I. Core Equity Series II                          80            (145)            (65)
Invesco V.I. International Growth Series I               1,858          (1,688)            170
Invesco V.I. International Growth Series II              2,508          (3,334)           (826)
Janus Aspen Series Balanced Service Class               14,841         (10,749)          4,092
Janus Aspen Series Enterprise Service Class                 --          (9,625)         (9,625)
Janus Aspen Series Worldwide Service Class                  60            (205)           (145)
LVIP American Global Growth Service Class II               775         (13,838)        (13,063)
LVIP American Global Small Capitalization Service
   Class II                                              7,217         (12,776)         (5,559)
LVIP American Growth Service Class II                    1,414         (39,245)        (37,831)

                                                                     DIVIDENDS                       NET CHANGE      NET INCREASE
                                                                        FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class B                $    38,215     $       --    $    38,215      $  (465,736)    $  (450,060)
ABVPSF Growth and Income Class B                        (291,579)            --       (291,579)         610,892         280,532
ABVPSF International Value Class B                    (1,183,632)            --     (1,183,632)      (1,088,389)     (2,074,981)
ABVPSF Large Cap Growth Class B                           21,049             --         21,049          (41,308)        (30,862)
ABVPSF Small/Mid Cap Value Class B                       416,310             --        416,310       (1,197,641)       (897,092)
American Century VP Inflation Protection Class II        388,775        306,178        694,953        1,104,564       2,393,199
American Funds Global Growth Class 2                      92,648             --         92,648       (1,795,346)     (1,769,907)
American Funds Global Small Capitalization Class 2       243,213             --        243,213       (3,094,114)     (2,895,266)
American Funds Growth Class 2                            460,677             --        460,677       (4,220,709)     (4,704,053)
American Funds Growth-Income Class 2                    (735,341)            --       (735,341)      (1,802,703)     (2,681,774)
American Funds International Class 2                    (435,122)            --       (435,122)      (6,191,891)     (6,605,088)
BlackRock Global Allocation V.I. Class III               136,049        862,303        998,352       (3,291,046)     (1,887,068)
Delaware VIP Diversified Income Service Class            663,729      1,812,325      2,476,054       (1,590,714)      1,874,681
Delaware VIP Emerging Markets Service Class              245,548             --        245,548       (4,428,662)     (4,196,237)
Delaware VIP High Yield Standard Class                    10,163             --         10,163          (51,424)          5,975
Delaware VIP High Yield Service Class                    339,642             --        339,642       (1,221,144)        115,447
Delaware VIP Limited-Term Diversified Income
   Service Class                                          20,873        227,169        248,042         (139,564)        113,890
Delaware VIP REIT Standard Class                         (36,388)            --        (36,388)         104,011          68,714
Delaware VIP REIT Service Class                         (397,281)            --       (397,281)       1,312,451         875,309
Delaware VIP Small Cap Value Standard Class               26,065             --         26,065          (40,413)        (21,845)
Delaware VIP Small Cap Value Service Class               325,789             --        325,789         (908,534)       (844,987)
Delaware VIP Smid Cap Growth Standard Class               22,506         13,138         35,644           (1,049)         32,638
Delaware VIP Smid Cap Growth Service Class               373,605        200,488        574,093         (261,826)        251,900
Delaware VIP U.S. Growth Service Class                   147,052             --        147,052           53,842         165,653
Delaware VIP Value Standard Class                          3,210             --          3,210           10,663          14,970
Delaware VIP Value Service Class                        (179,032)            --       (179,032)         670,255         490,576
DWS VIP Alternative Asset Allocation Plus Class B         10,133          9,794         19,927         (144,842)       (132,188)
DWS VIP Equity 500 Index Class A                          33,873             --         33,873          (31,012)          5,535
DWS VIP Equity 500 Index Class B                          48,515             --         48,515          (33,990)         10,470
DWS VIP Small Cap Index Class A                           (2,390)            --         (2,390)         (27,332)        (33,554)
DWS VIP Small Cap Index Class B                          (43,784)            --        (43,784)         (56,842)       (120,556)
Fidelity VIP Contrafund Service Class 2                 (669,563)            --       (669,563)        (873,819)     (1,895,422)
Fidelity VIP Equity-Income Initial Class                  (5,382)            --         (5,382)          (2,463)         (1,612)
Fidelity VIP Equity-Income Service Class 2               (61,064)            --        (61,064)          39,970         (11,395)
Fidelity VIP Growth Initial Class                          5,058            729          5,787           (4,564)         (1,015)
Fidelity VIP Growth Service Class 2                      110,176         11,665        121,841         (120,528)        (49,006)
Fidelity VIP Mid Cap Service Class 2                     268,111         44,554        312,665       (3,284,633)     (3,361,492)
Fidelity VIP Overseas Initial Class                         (155)           181             26          (18,255)        (18,269)
Fidelity VIP Overseas Service Class 2                   (405,457)         7,578       (397,879)        (643,105)     (1,068,116)
FTVIPT Franklin Income Securities Class 2               (209,045)            --       (209,045)        (663,004)        167,347
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                               279,144             --        279,144         (647,347)       (515,521)
FTVIPT Mutual Shares Securities Class 2                 (165,738)            --       (165,738)        (460,970)       (471,958)
FTVIPT Templeton Global Bond Securities Class 2          512,574        108,249        620,823       (1,706,272)       (430,144)
FTVIPT Templeton Growth Securities Class 2              (177,979)            --       (177,979)        (154,156)       (346,361)
Goldman Sachs VIT Large Cap Value Service Class           14,743             --         14,743         (130,968)       (112,394)
Invesco V.I. Capital Appreciation Series I                (3,738)            --         (3,738)          (9,876)        (16,177)
Invesco V.I. Capital Appreciation Series II                 (438)            --           (438)          (4,909)         (6,448)
Invesco V.I. Core Equity Series I                          4,685             --          4,685           (7,571)         (5,045)
Invesco V.I. Core Equity Series II                           142             --            142             (266)           (189)
Invesco V.I. International Growth Series I                 2,047             --          2,047          (11,923)         (9,706)
Invesco V.I. International Growth Series II                1,609             --          1,609          (19,216)        (18,433)
Janus Aspen Series Balanced Service Class                  9,226         35,709         44,935          (51,418)         (2,391)
Janus Aspen Series Enterprise Service Class               68,808             --         68,808          (75,294)        (16,111)
Janus Aspen Series Worldwide Service Class                   856             --            856           (2,591)         (1,880)
LVIP American Global Growth Service Class II              (7,590)             7         (7,583)        (114,084)       (134,730)
LVIP American Global Small Capitalization Service
   Class II                                              (14,336)             8        (14,328)        (210,873)       (230,760)
LVIP American Growth Service Class II                    (24,717)             3        (24,714)        (175,795)       (238,340)

See accompanying notes.

                                                  DIVIDENDS
                                                     FROM       MORTALITY AND         NET
                                                  INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                          INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------  ----------  -----------------  -------------
LVIP American Growth-Income Service Class II      $    2,297      $ (34,626)       $ (32,329)
LVIP American International Service Class II           1,524        (25,411)         (23,887)
LVIP Baron Growth Opportunities Service Class             --       (134,780)        (134,780)
LVIP BlackRock Inflation Protected Bond Service
   Class                                             184,767       (104,388)          80,379
LVIP Capital Growth Service Class                         --        (24,508)         (24,508)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                  --        (93,318)         (93,318)
LVIP Columbia Value Opportunities Service Class           --        (15,419)         (15,419)
LVIP Delaware Bond Standard Class                    395,745       (188,326)         207,419
LVIP Delaware Bond Service Class                   1,677,853       (837,400)         840,453
LVIP Delaware Diversified Floating Rate Service
   Class                                              80,207        (58,743)          21,464
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                      6,449         (4,788)           1,661
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                      54,055        (50,275)           3,780
LVIP Delaware Growth and Income Service Class         13,542        (27,526)         (13,984)
LVIP Delaware Social Awareness Standard Class          5,879        (12,239)          (6,360)
LVIP Delaware Social Awareness Service Class          10,287        (36,790)         (26,503)
LVIP Delaware Special Opportunities Service
   Class                                                  --        (43,336)         (43,336)
LVIP Dimensional Non-U.S. Equity Service Class           399         (2,348)          (1,949)
LVIP Dimensional U.S. Equity Service Class                --         (1,854)          (1,854)
LVIP Dimensional/Vanguard Total Bond Service
   Class                                               7,414        (36,334)         (28,920)
LVIP Global Income Service Class                     552,985       (206,555)         346,430
LVIP Janus Capital Appreciation Standard Class           263         (1,667)          (1,404)
LVIP Janus Capital Appreciation Service Class             --        (28,410)         (28,410)
LVIP JPMorgan High Yield Service Class               134,018        (29,508)         104,510
LVIP MFS International Growth Service Class           86,819        (51,752)          35,067
LVIP MFS Value Service Class                         119,612       (141,447)         (21,835)
LVIP Mid-Cap Value Service Class                          --        (53,642)         (53,642)
LVIP Mondrian International Value Standard Class      55,818        (28,258)          27,560
LVIP Mondrian International Value Service Class      204,758       (122,521)          82,237
LVIP Money Market Standard Class                       1,072        (52,285)         (51,213)
LVIP Money Market Service Class                        4,818       (269,263)        (264,445)
LVIP Protected Profile 2010 Service Class              2,904         (7,989)          (5,085)
LVIP Protected Profile 2020 Service Class              3,629        (14,926)         (11,297)
LVIP Protected Profile 2030 Service Class              2,649         (6,380)          (3,731)
LVIP Protected Profile 2040 Service Class                 52           (463)            (411)
LVIP Protected Profile Conservative Service
   Class                                             282,914       (251,838)          31,076
LVIP Protected Profile Growth Service Class          366,568       (349,754)          16,814
LVIP Protected Profile Moderate Service Class        755,421       (840,151)         (84,730)
LVIP SSgA Bond Index Service Class                   951,396       (576,738)         374,658
LVIP SSgA Conservative Index Allocation Service
   Class                                               2,771        (18,709)         (15,938)
LVIP SSgA Conservative Structured Allocation
   Service Class                                       4,791        (35,981)         (31,190)
LVIP SSgA Developed International 150 Service
   Class                                             101,403        (79,283)          22,120
LVIP SSgA Emerging Markets 100 Service Class         153,656       (107,545)          46,111
LVIP SSgA Global Tactical Allocation Service
   Class                                             180,859       (233,506)         (52,647)
LVIP SSgA International Index Service Class           80,087       (124,051)         (43,964)
LVIP SSgA Large Cap 100 Service Class                145,447       (194,991)         (49,544)
LVIP SSgA Moderate Index Allocation Service
   Class                                               1,988        (36,891)         (34,903)
LVIP SSgA Moderate Structured Allocation Service
   Class                                              27,293       (206,681)        (179,388)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                         482        (26,845)         (26,363)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                           11,297       (105,708)         (94,411)
LVIP SSgA S&P 500 Index Standard Class                 3,707         (9,569)          (5,862)
LVIP SSgA S&P 500 Index Service Class                125,212       (316,975)        (191,763)
LVIP SSgA Small-Cap Index Service Class                5,796        (99,153)         (93,357)
LVIP SSgA Small-Mid Cap 200 Service Class             46,216        (56,250)         (10,034)
LVIP T. Rowe Price Growth Stock Service Class             --        (56,681)         (56,681)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                         --         (1,481)          (1,481)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                          --        (49,648)         (49,648)
LVIP Templeton Growth Service Class                   90,518        (78,301)          12,217

                                                                    DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                      FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                   NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                    GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                        ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP American Growth-Income Service Class II        $   1,026      $        3    $     1,029      $   (56,350)    $   (87,650)
LVIP American International Service Class II          (35,536)              5        (35,531)        (296,496)       (355,914)
LVIP Baron Growth Opportunities Service Class         280,201              --        280,201           19,163         164,584
LVIP BlackRock Inflation Protected Bond Service
   Class                                               83,256          72,376        155,632          309,958         545,969
LVIP Capital Growth Service Class                      43,889              --         43,889         (258,478)       (239,097)
LVIP Cohen & Steers Global Real Estate Service
   Class                                               78,787              --         78,787         (597,251)       (611,782)
LVIP Columbia Value Opportunities Service Class         9,622              --          9,622          (31,904)        (37,701)
LVIP Delaware Bond Standard Class                     202,748         284,937        487,685           (6,838)        688,266
LVIP Delaware Bond Service Class                      582,623       1,337,849      1,920,472           28,593       2,789,518
LVIP Delaware Diversified Floating Rate Service
   Class                                               (9,614)          3,509         (6,105)        (130,065)       (114,706)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                      (9,002)             --         (9,002)          (4,278)        (11,619)
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                      (43,533)             --        (43,533)         (56,442)        (96,195)
LVIP Delaware Growth and Income Service Class          (4,881)             --         (4,881)         (10,557)        (29,422)
LVIP Delaware Social Awareness Standard Class          10,221              --         10,221          (11,417)         (7,556)
LVIP Delaware Social Awareness Service Class           42,903              --         42,903          (43,543)        (27,143)
LVIP Delaware Special Opportunities Service
   Class                                              (51,564)        157,957        106,393         (386,224)       (323,167)
LVIP Dimensional Non-U.S. Equity Service Class        (12,679)             --        (12,679)         (19,012)        (33,640)
LVIP Dimensional U.S. Equity Service Class              1,333              --          1,333           16,839          16,318
LVIP Dimensional/Vanguard Total Bond Service
   Class                                                4,559              --          4,559           53,743          29,382
LVIP Global Income Service Class                       32,359          18,378         50,737         (731,898)       (334,731)
LVIP Janus Capital Appreciation Standard Class          4,861              --          4,861          (10,101)         (6,644)
LVIP Janus Capital Appreciation Service Class          36,452              --         36,452         (123,195)       (115,153)
LVIP JPMorgan High Yield Service Class                 (6,340)             --         (6,340)        (117,119)        (18,949)
LVIP MFS International Growth Service Class           (63,060)             --        (63,060)        (351,279)       (379,272)
LVIP MFS Value Service Class                          173,519              --        173,519         (339,502)       (187,818)
LVIP Mid-Cap Value Service Class                       60,722              --         60,722         (389,501)       (382,421)
LVIP Mondrian International Value Standard Class      (35,291)             --        (35,291)         (95,264)       (102,995)
LVIP Mondrian International Value Service Class      (123,350)             --       (123,350)        (357,354)       (398,467)
LVIP Money Market Standard Class                           --               4              4             --           (51,209)
LVIP Money Market Service Class                            --              20             20             --          (264,425)
LVIP Protected Profile 2010 Service Class              39,330              --         39,330          (35,325)         (1,080)
LVIP Protected Profile 2020 Service Class              11,073              --         11,073          (33,900)        (34,124)
LVIP Protected Profile 2030 Service Class               1,554              --          1,554           (7,753)         (9,930)
LVIP Protected Profile 2040 Service Class              10,008              --         10,008           (7,103)          2,494
LVIP Protected Profile Conservative Service
   Class                                              163,864              --        163,864           34,090         229,030
LVIP Protected Profile Growth Service Class           120,823              --        120,823         (530,141)       (392,504)
LVIP Protected Profile Moderate Service Class         566,164              --        566,164       (1,128,913)       (647,479)
LVIP SSgA Bond Index Service Class                    477,236           4,264        481,500          810,162       1,666,320
LVIP SSgA Conservative Index Allocation Service
   Class                                              (83,471)             44        (83,427)          12,826         (86,539)
LVIP SSgA Conservative Structured Allocation
   Service Class                                       (3,956)            948         (3,008)          37,029           2,831
LVIP SSgA Developed International 150 Service
   Class                                              124,806              --        124,806         (778,980)       (632,054)
LVIP SSgA Emerging Markets 100 Service Class          442,802         492,126        934,928       (2,101,845)     (1,120,806)
LVIP SSgA Global Tactical Allocation Service
   Class                                             (222,715)             --       (222,715)        (164,146)       (439,508)
LVIP SSgA International Index Service Class           121,516              --        121,516       (1,071,160)       (993,608)
LVIP SSgA Large Cap 100 Service Class                 761,840              --        761,840         (691,148)         21,148
LVIP SSgA Moderate Index Allocation Service
   Class                                              (29,933)             40        (29,893)           5,086         (59,710)
LVIP SSgA Moderate Structured Allocation Service
   Class                                               (2,465)         11,225          8,760         (332,400)       (503,028)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                      (23,252)             26        (23,226)         (96,316)       (145,905)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                           (40,879)          5,098        (35,781)        (222,372)       (352,564)
LVIP SSgA S&P 500 Index Standard Class                 12,005              --         12,005           (7,543)         (1,400)
LVIP SSgA S&P 500 Index Service Class                 543,374              --        543,374         (308,059)         43,552
LVIP SSgA Small-Cap Index Service Class               247,789              --        247,789         (493,409)       (338,977)
LVIP SSgA Small-Mid Cap 200 Service Class             165,566              --        165,566         (283,986)       (128,454)
LVIP T. Rowe Price Growth Stock Service Class          80,505              --         80,505         (185,378)       (161,554)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                      14,427              --         14,427          (14,843)         (1,897)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                      134,425              --        134,425         (249,355)       (164,578)
LVIP Templeton Growth Service Class                   (58,065)             --        (58,065)        (220,763)       (266,611)

See accompanying notes.

                                                   DIVIDENDS
                                                     FROM       MORTALITY AND         NET
                                                  INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                          INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------  ----------  -----------------  -------------
LVIP Turner Mid-Cap Growth Service Class           $     --       $ (31,097)       $(31,097)
LVIP Vanguard Domestic Equity ETF Service Class       1,749          (1,147)            602
LVIP Vanguard International Equity ETF Service
   Class                                                 --          (2,313)         (2,313)
LVIP Wells Fargo Intrinsic Value Service Class       10,857         (23,011)        (12,154)
Lord Abbett Fundamental Equity Class VC                 183            (622)           (439)
MFS VIT Core Equity Service Class                       294          (1,113)           (819)
MFS VIT Growth Initial Class                            272          (1,989)         (1,717)
MFS VIT Growth Service Class                             83          (6,936)         (6,853)
MFS VIT Total Return Initial Class                   20,181         (10,920)          9,261
MFS VIT Total Return Service Class                  366,127        (250,779)        115,348
MFS VIT Utilities Initial Class                      18,381          (8,040)         10,341
MFS VIT Utilities Service Class                     358,760        (193,094)        165,666
NB AMT Mid-Cap Growth I Class                            --         (66,935)        (66,935)
NB AMT Regency I Class                               26,918         (72,009)        (45,091)
Oppenheimer Global Securities Service Class             841          (1,323)           (482)
PIMCO VIT Commodity Real Return Advisor Class       178,844         (19,315)        159,529
Putnam VT Global Health Care Class IB                   714          (1,335)           (621)
Putnam VT Growth & Income Class IB                      706          (1,041)           (335)

                                                                    DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                      FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                   NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                    GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                        ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Turner Mid-Cap Growth Service Class             $ 54,328        $   --        $ 54,328        $(229,039)      $(205,808)
LVIP Vanguard Domestic Equity ETF Service Class           866            --             866           18,068          19,536
LVIP Vanguard International Equity ETF Service
   Class                                               (3,120)           --          (3,120)         (37,349)        (42,782)
LVIP Wells Fargo Intrinsic Value Service Class         (5,235)           --          (5,235)         (41,625)        (59,014)
Lord Abbett Fundamental Equity Class VC                   403         2,969           3,372           (9,540)         (6,607)
MFS VIT Core Equity Service Class                      12,640            --          12,640          (10,751)          1,070
MFS VIT Growth Initial Class                           24,543            --          24,543          (24,120)         (1,294)
MFS VIT Growth Service Class                           15,983            --          15,983          (26,043)        (16,913)
MFS VIT Total Return Initial Class                        454            --             454           (7,809)          1,906
MFS VIT Total Return Service Class                     (1,934)           --          (1,934)        (154,646)        (41,232)
MFS VIT Utilities Initial Class                        24,329            --          24,329           (3,045)         31,625
MFS VIT Utilities Service Class                        93,305            --          93,305          202,177         461,148
NB AMT Mid-Cap Growth I Class                         240,235            --         240,235         (198,469)        (25,169)
NB AMT Regency I Class                                 81,971            --          81,971         (370,022)       (333,142)
Oppenheimer Global Securities Service Class               592            --             592          (23,614)        (23,504)
PIMCO VIT Commodity Real Return Advisor Class          (5,636)           --          (5,636)        (300,051)       (146,158)
Putnam VT Global Health Care Class IB                     215         2,294           2,509           (4,265)         (2,377)
Putnam VT Growth & Income Class IB                     (3,286)           --          (3,286)            (213)         (3,834)

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                   ABVPSF
                                                   GLOBAL       ABVPSF       ABVPSF        ABVPSF
                                                  THEMATIC      GROWTH    INTERNATIONAL  LARGE CAP
                                                   GROWTH     AND INCOME      VALUE        GROWTH
                                                  CLASS B      CLASS B       CLASS B      CLASS B
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                 ----------  -----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                    $1,734,910  $ 6,786,606   $ 8,023,441   $ 870,301
Changes From Operations:
   - Net investment income (loss)                     6,709     (110,419)       84,989      (9,592)
   - Net realized gain (loss) on investments        (11,401)    (458,766)     (737,950)      6,059
   - Net change in unrealized appreciation or
     depreciation on investments                    225,894    1,298,774       884,858      60,645
                                                 ----------  -----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  221,202      729,589       231,897      57,112
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             133,624      320,254       594,591          91
   - Contract withdrawals and transfers to
     annuity reserves                              (337,621)    (769,551)     (535,035)   (186,009)
   - Contract transfers                             (53,938)     206,381       (51,169)     17,137
                                                 ----------  -----------   -----------   ---------
                                                   (257,935)    (242,916)        8,387    (168,781)
   Annuity Reserves:
   - Transfer from accumulation units                    --       10,249            --          --
   - Annuity Payments                                    --         (410)           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --           29            --          --
                                                 ----------  -----------   -----------   ---------
                                                         --        9,868            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (257,935)    (233,048)        8,387    (168,781)
                                                 ----------  -----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (36,733)     496,541       240,284    (111,669)
                                                 ----------  -----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2010                   1,698,177    7,283,147     8,263,725     758,632
Changes From Operations:
   - Net investment income (loss)                   (22,539)     (38,781)      197,040     (10,603)
   - Net realized gain (loss) on investments         38,215     (291,579)   (1,183,632)     21,049
   - Net change in unrealized appreciation or
     depreciation on investments                   (465,736)     610,892    (1,088,389)    (41,308)
                                                 ----------  -----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (450,060)     280,532    (2,074,981)    (30,862)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             202,740      231,465       608,461         577
   - Contract withdrawals and transfers to
     annuity reserves                              (140,585)    (814,906)     (688,924)    (71,263)
   - Contract transfers                             160,478     (500,852)      814,733     (16,658)
                                                 ----------  -----------   -----------   ---------
                                                    222,633   (1,084,293)      734,270     (87,344)
   Annuity Reserves:
   - Annuity Payments
   - Receipt (reimbursement) of mortality                --       (1,097)           --          --
     guarantee adjustments                               --         (198)           --          --
                                                 ----------  -----------   -----------   ---------
                                                         --       (1,295)           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           222,633   (1,085,588)      734,270     (87,344)
                                                 ----------  -----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (227,427)    (805,056)   (1,340,711)   (118,206)
                                                 ----------  -----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2011                  $1,470,750  $ 6,478,091   $ 6,923,014   $ 640,426
                                                 ==========  ===========   ===========   =========

                                                                  AMERICAN                     AMERICAN
                                                    ABVPSF       CENTURY VP    AMERICAN          FUNDS        AMERICAN
                                                 SMALL/MID CAP    INFLATION      FUNDS       GLOBAL SMALL       FUNDS
                                                     VALUE       PROTECTION  GLOBAL GROWTH  CAPITALIZATION     GROWTH
                                                    CLASS B       CLASS II      CLASS 2         CLASS 2        CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  -----------  -------------  --------------  ------------
NET ASSETS AT JANUARY 1, 2010                     $ 6,441,402   $22,593,535   $15,847,735    $14,036,268    $ 84,571,379
Changes From Operations:
   - Net investment income (loss)                     (97,686)       (1,067)      (30,910)         1,430        (783,888)
   - Net realized gain (loss) on investments           89,211       301,623      (105,957)      (243,991)     (2,213,335)
   - Net change in unrealized appreciation or
     depreciation on investments                    1,598,448       308,918     1,721,099      2,885,395      16,257,656
                                                  -----------   -----------   -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,589,973       609,474     1,584,232      2,642,834      13,260,433
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              329,833     3,542,400       857,305      1,129,785       4,926,673
   - Contract withdrawals and transfers to
     annuity reserves                                (448,338)   (2,053,570)     (904,331)    (1,009,270)     (6,908,989)
   - Contract transfers                             1,090,197      (339,671)      158,537       (303,837)     (2,606,372)
                                                  -----------   -----------   -----------    -----------    ------------
                                                      971,692     1,149,159       111,511       (183,322)     (4,588,688)
   Annuity Reserves:
   - Transfer from accumulation units                      --            --            --             --          10,249
   - Annuity Payments                                      --        (3,703)           --             --          (1,849)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --           292            --             --             102
                                                  -----------   -----------   -----------    -----------    ------------
                                                           --        (3,411)           --             --           8,502
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             971,692     1,145,748       111,511       (183,322)     (4,580,186)
                                                  -----------   -----------   -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,561,665     1,755,222     1,695,743      2,459,512       8,680,247
                                                  -----------   -----------   -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                     9,003,067    24,348,757    17,543,478     16,495,780      93,251,626
Changes From Operations:
   - Net investment income (loss)                    (115,761)      593,682       (67,209)       (44,365)       (944,021)
   - Net realized gain (loss) on investments          416,310       694,953        92,648        243,213         460,677
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,197,641)    1,104,564    (1,795,346)    (3,094,114)     (4,220,709)
                                                  -----------   -----------   -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (897,092)    2,393,199    (1,769,907)    (2,895,266)     (4,704,053)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               827,399       335,965       142,323        442,243         913,772
   - Contract withdrawals and transfers to
     annuity reserves                                (732,819)   (1,818,084)   (1,380,160)    (1,317,806)     (9,651,770)
   - Contract transfers                            (1,072,424)     (316,213)      150,506     (1,476,900)     (7,630,300)
                                                  -----------   -----------   -----------    -----------    ------------
                                                     (977,844)   (1,798,332)   (1,087,331)    (2,352,463)    (16,368,298)
   Annuity Reserves:
   - Annuity Payments
   - Receipt (reimbursement) of mortality                  --        (3,790)           --             --          (2,685)
     guarantee adjustments                                 --           330            --             --             (87)
                                                  -----------   -----------   -----------    -----------    ------------
                                                           --        (3,460)           --             --          (2,772)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (977,844)   (1,801,792)   (1,087,331)    (2,352,463)    (16,371,070)
                                                  -----------   -----------   -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,874,936)      591,407    (2,857,238)    (5,247,729)    (21,075,123)
                                                  -----------   -----------   -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $ 7,128,131   $24,940,164   $14,686,240    $11,248,051    $ 72,176,503
                                                  ===========   ===========   ===========    ===========    ============

                                                   AMERICAN                                      DELAWARE
                                                     FUNDS       AMERICAN        BLACKROCK          VIP
                                                    GROWTH-        FUNDS           GLOBAL       DIVERSIFIED
                                                    INCOME     INTERNATIONAL  ALLOCATION V.I.     INCOME
                                                    CLASS 2       CLASS 2        CLASS III     SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                 ------------  -------------  ---------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $ 76,909,875   $43,087,776     $ 1,928,875     $30,370,661
Changes From Operations:
   - Net investment income (loss)                     (84,258)      166,420          27,699         916,960
   - Net realized gain (loss) on investments       (2,152,064)     (598,607)        119,480       1,052,812
   - Net change in unrealized appreciation or
     depreciation on investments                    9,395,908     2,751,183         682,755         191,465
                                                 ------------   -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  7,159,586     2,318,996         829,934       2,161,237
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,555,058     3,085,709       7,167,060       7,732,978
   - Contract withdrawals and transfers to
     annuity reserves                              (6,671,069)   (3,349,701)       (403,094)     (4,077,226)
   - Contract transfers                             2,608,218    (1,077,499)      4,283,334       8,219,962
                                                 ------------   -----------     -----------     -----------
                                                     (507,793)   (1,341,491)     11,047,300      11,875,714
   Annuity Reserves:
   - Transfer from accumulation units                      --            --              --              --
   - Annuity Payments                                  (1,610)       (1,597)             --          (3,308)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 89           132              --             260
                                                 ------------   -----------     -----------     -----------
                                                       (1,521)       (1,465)             --          (3,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (509,314)   (1,342,956)     11,047,300      11,872,666
                                                 ------------   -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,650,272       976,040      11,877,234      14,033,903
                                                 ------------   -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                    83,560,147    44,063,816      13,806,109      44,404,564
Changes From Operations:
   - Net investment income (loss)                    (143,730)       21,925         405,626         989,341
   - Net realized gain (loss) on investments         (735,341)     (435,122)        998,352       2,476,054
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,802,703)   (6,191,891)     (3,291,046)     (1,590,714)
                                                 ------------   -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,681,774)   (6,605,088)     (1,887,068)      1,874,681
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,023,752       509,189      14,499,484       9,223,508
   - Contract withdrawals and transfers to
     annuity reserves                              (7,150,026)   (4,326,491)     (1,005,324)     (3,449,882)
   - Contract transfers                            (5,740,823)      668,405       9,955,609      (2,812,955)
                                                 ------------   -----------     -----------     -----------
                                                  (11,867,097)   (3,148,897)     23,449,769       2,960,671
   Annuity Reserves:
   - Annuity Payments
   - Receipt (reimbursement) of mortality              (1,710)       (1,612)             --          (3,324)
     guarantee adjustments                                107           113              --             283
                                                 ------------   -----------     -----------     -----------
                                                       (1,603)       (1,499)             --          (3,041)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (11,868,700)   (3,150,396)     23,449,769       2,957,630
                                                 ------------   -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (14,550,474)   (9,755,484)     21,562,701       4,832,311
                                                 ------------   -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                  $ 69,009,673   $34,308,332     $35,368,810     $49,236,875
                                                 ============   ===========     ===========     ===========

See accompanying notes.

                                                    DELAWARE                                    DELAWARE VIP
                                                      VIP          DELAWARE        DELAWARE     LIMITED-TERM
                                                    EMERGING          VIP            VIP        DIVERSIFIED
                                                    MARKETS       HIGH YIELD      HIGH YIELD       INCOME
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $14,713,375      $659,241      $14,029,082    $ 5,958,645
Changes From Operations:
   - Net investment income (loss)                    (160,078)       42,640          859,281         42,930
   - Net realized gain (loss) on investments          131,757        15,412          235,024        178,267
   - Net change in unrealized appreciation or
     depreciation on investments                    2,446,725        27,817          707,240        (26,579)
                                                  -----------      --------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,418,404        85,869        1,801,545        194,618
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,153,503            73        1,683,756      5,692,793
   - Contract withdrawals and transfers to
     annuity reserves                                (971,983)      (78,305)      (1,608,313)      (850,407)
   - Contract transfers                              (714,824)      (15,018)         487,954      2,160,837
                                                  -----------      --------      -----------    -----------
                                                      466,696       (93,250)         563,397      7,003,223
   Annuity Reserves:
   - Transfer from accumulation units                      --            --               --             --
   - Annuity Payments                                  (1,031)         (380)              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 87            33               --             --
                                                  -----------      --------      -----------    -----------
                                                         (944)         (347)              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             465,752       (93,597)         563,397      7,003,223
                                                  -----------      --------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,884,156        (7,728)       2,364,942      7,197,841
                                                  -----------      --------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                    17,597,531       651,513       16,394,024     13,156,486
Changes From Operations:
   - Net investment income (loss)                     (13,123)       47,236          996,949          5,412
   - Net realized gain (loss) on investments          245,548        10,163          339,642        248,042
   - Net change in unrealized appreciation or
     depreciation on investments                   (4,428,662)      (51,424)      (1,221,144)      (139,564)
                                                  -----------      --------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (4,196,237)        5,975          115,447        113,890
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,831,884            73          229,505      5,204,218
   - Contract withdrawals and transfers to
     annuity reserves                              (1,398,502)      (69,250)      (1,973,148)    (1,120,201)
   - Contract transfers                             1,853,607        66,809         (219,786)     3,919,854
                                                  -----------      --------      -----------    -----------
                                                    3,286,989        (2,368)      (1,963,429)     8,003,871
   Annuity Reserves:
   - Annuity Payments                                  (1,056)         (409)              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 75            31               --             --
                                                  -----------      --------      -----------    -----------
                                                         (981)         (378)              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,286,008        (2,746)      (1,963,429)     8,003,871
                                                  -----------      --------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (910,229)        3,229       (1,847,982)     8,117,761
                                                  -----------      --------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $16,687,302      $654,742      $14,546,042    $21,274,247
                                                  ===========      ========      ===========    ===========

                                                                                 DELAWARE VIP   DELAWARE VIP    DELAWARE VIP
                                                    DELAWARE       DELAWARE       SMALL CAP       SMALL CAP       SMID CAP
                                                    VIP REIT       VIP REIT         VALUE           VALUE          GROWTH
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------  --------------
NET ASSETS AT JANUARY 1, 2010                      $ 798,797      $ 8,788,159      $ 934,628     $14,527,468     $      --
Changes From Operations:
   - Net investment income (loss)                     10,965           98,881         (6,868)       (189,661)       (1,524)
   - Net realized gain (loss) on investments         (99,064)      (1,883,863)        37,714         (96,449)        1,518
   - Net change in unrealized appreciation or
     depreciation on investments                     266,862        3,839,312        201,732       4,403,182        58,782
                                                   ---------      -----------      ---------     -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   178,763        2,054,330        232,578       4,117,072        58,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   84          829,710          2,234       1,474,002            --
   - Contract withdrawals and transfers to
     annuity reserves                               (116,857)      (1,179,870)      (209,620)     (1,214,527)      (20,570)
   - Contract transfers                              (70,367)        (161,756)       (61,853)       (801,895)      442,965
                                                   ---------      -----------      ---------     -----------     ---------
                                                    (187,140)        (511,916)      (269,239)       (542,420)      422,395
   Annuity Reserves:
   - Transfer from accumulation units                     --           10,249             --              --            --
   - Annuity Payments                                     --              (59)        (1,355)             --         4,335
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             32              --            28
                                                   ---------      -----------      ---------     -----------     ---------
                                                          --           10,190         (1,323)             --         4,363
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (187,140)        (501,726)      (270,562)       (542,420)      426,758
                                                   ---------      -----------      ---------     -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (8,377)       1,552,604        (37,984)      3,574,652       485,534
                                                   ---------      -----------      ---------     -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                      790,420       10,340,763        896,644      18,102,120       485,534
Changes From Operations:
   - Net investment income (loss)                      1,091          (39,861)        (7,497)       (262,242)       (1,957)
   - Net realized gain (loss) on investments         (36,388)        (397,281)        26,065         325,789        35,644
   - Net change in unrealized appreciation or
     depreciation on investments                     104,011        1,312,451        (40,413)       (908,534)       (1,049)
                                                   ---------      -----------      ---------     -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    68,714          875,309        (21,845)       (844,987)       32,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   84          863,646          1,207       1,858,775         1,744
   - Contract withdrawals and transfers to
     annuity reserves                                (74,923)      (1,216,437)       (58,930)     (1,749,191)      (42,188)
   - Contract transfers                              (30,353)         448,361        (37,203)        924,780       (69,008)
                                                   ---------      -----------      ---------     -----------     ---------
                                                    (105,192)          95,570        (94,926)      1,034,364      (109,452)
   Annuity Reserves:
   - Annuity Payments                                     --             (750)          (413)             --          (368)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             (234)            30              --            30
                                                   ---------      -----------      ---------     -----------     ---------
                                                          --             (984)          (383)             --          (338)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (105,192)          94,586        (95,309)      1,034,364      (109,790)
                                                   ---------      -----------      ---------     -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (36,478)         969,895       (117,154)        189,377       (77,152)
                                                   ---------      -----------      ---------     -----------     ---------
NET ASSETS AT DECEMBER 31, 2011                    $ 753,942      $11,310,658      $ 779,490     $18,291,497     $ 408,382
                                                   =========      ===========      =========     ===========     =========

                                                  DELAWARE VIP
                                                    SMID CAP       DELAWARE       DELAWARE      DELAWARE VIP
                                                     GROWTH        VIP TREND      VIP TREND     U.S. GROWTH
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $       --      $ 492,868      $ 3,989,233    $1,955,508
Changes From Operations:
   - Net investment income (loss)                    (22,019)        (4,701)         (54,870)      (29,780)
   - Net realized gain (loss) on investments          31,075         76,097          493,714        23,982
   - Net change in unrealized appreciation or
     depreciation on investments                     687,849          5,781          330,506       247,047
                                                  ----------      ---------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   696,905         77,177          769,350       241,249
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               25,888            600          149,226       324,708
   - Contract withdrawals and transfers to
     annuity reserves                               (114,303)      (144,333)        (388,390)     (277,007)
   - Contract transfers                            5,815,944       (421,688)      (4,519,419)      200,922
                                                  ----------      ---------      -----------    ----------
                                                   5,727,529       (565,421)      (4,758,583)      248,623
   Annuity Reserves:
   - Transfer from accumulation units                     --             --               --            --
   - Annuity Payments                                     --         (4,624)              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --            --
                                                  ----------      ---------      -----------    ----------
                                                          --         (4,624)              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          5,727,529       (570,045)      (4,758,583)      248,623
                                                  ----------      ---------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            6,424,434       (492,868)      (3,989,233)      489,872
                                                  ----------      ---------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                    6,424,434             --               --     2,445,380
Changes From Operations:
   - Net investment income (loss)                    (60,367)            --               --       (35,241)
   - Net realized gain (loss) on investments         574,093             --               --       147,052
   - Net change in unrealized appreciation or
     depreciation on investments                    (261,826)            --               --        53,842
                                                  ----------      ---------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   251,900             --               --       165,653
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              606,805             --               --     1,049,007
   - Contract withdrawals and transfers to
     annuity reserves                               (956,196)            --               --      (264,417)
   - Contract transfers                             (407,767)            --               --       185,802
                                                  ----------      ---------      -----------    ----------
                                                    (757,158)            --               --       970,392
   Annuity Reserves:
   - Annuity Payments                                     --             --               --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --            --
                                                  ----------      ---------      -----------    ----------
                                                          --             --               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (757,158)            --               --       970,392
                                                  ----------      ---------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (505,258)            --               --     1,136,045
                                                  ----------      ---------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                   $5,919,176      $      --      $        --    $3,581,425
                                                  ==========      =========      ===========    ==========


See accompanying notes.

                                                                                     DWS VIP       DWS VIP
                                                    DELAWARE       DELAWARE        ALTERNATIVE    EQUITY 500
                                                   VIP VALUE       VIP VALUE    ASSET ALLOCATION    INDEX
                                                 STANDARD CLASS  SERVICE CLASS    PLUS CLASS B     CLASS A
                                                   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                 --------------  -------------  ----------------  ----------
NET ASSETS AT JANUARY 1, 2010                     $ 263,719       $ 6,955,676     $    49,770     $2,899,686
Changes From Operations:
   - Net investment income (loss)                     3,100            38,098          (9,811)        10,990
   - Net realized gain (loss) on investments         (9,456)         (311,966)          9,897         12,151
   - Net change in unrealized appreciation or
     depreciation on investments                     29,693         1,165,316         133,338        254,098
                                                  ---------       -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   23,337           891,448         133,424        277,239
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --           248,907         422,456         31,742
   - Contract withdrawals and transfers to
     annuity reserves                               (50,655)         (659,044)        (28,596)      (479,316)
   - Contract transfers                             (51,818)          165,384       3,262,445       (301,925)
                                                  ---------       -----------     -----------     ----------
                                                   (102,473)         (244,753)      3,656,305       (749,499)
   Annuity Reserves:
   - Transfer from accumulation units                    --                --              --             --
   - Annuity Payments                                    --                --              --        (85,768)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                --              --             16
                                                  ---------       -----------     -----------     ----------
                                                         --                --              --        (85,752)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (102,473)         (244,753)      3,656,305       (835,251)
                                                  ---------       -----------     -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (79,136)          646,695       3,789,729       (558,012)
                                                  ---------       -----------     -----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     184,583         7,602,371       3,839,499      2,341,674
Changes From Operations:
   - Net investment income (loss)                     1,097              (647)         (7,273)         2,674
   - Net realized gain (loss) on investments          3,210          (179,032)         19,927         33,873
   - Net change in unrealized appreciation or
     depreciation on investments                     10,663           670,255        (144,842)       (31,012)
                                                  ---------       -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   14,970           490,576        (132,188)         5,535
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --           883,990         709,102         11,439
   - Contract withdrawals and transfers to
     annuity reserves                               (17,296)       (1,087,004)       (121,705)      (128,561)
   - Contract transfers                              22,794           471,458      (2,293,124)        13,404
                                                  ---------       -----------     -----------     ----------
                                                      5,498           268,444      (1,705,727)      (103,718)
   Annuity Reserves:
   - Annuity Payments                                    --                --              --        (83,882)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                --              --              8
                                                  ---------       -----------     -----------     ----------
                                                         --                --              --        (83,874)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             5,498           268,444      (1,705,727)      (187,592)
                                                  ---------       -----------     -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              20,468           759,020      (1,837,915)      (182,057)
                                                  ---------       -----------     -----------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $ 205,051       $ 8,361,391     $ 2,001,584     $2,159,617
                                                  =========       ===========     ===========     ==========

                                                  DWS VIP     DWS VIP     DWS VIP    FIDELITY VIP   FIDELITY VIP
                                                 EQUITY 500  SMALL CAP   SMALL CAP    CONTRAFUND   EQUITY-INCOME
                                                   INDEX       INDEX       INDEX       SERVICE        INITIAL
                                                  CLASS B     CLASS A     CLASS B      CLASS 2         CLASS
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                 ----------  ----------  ----------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $3,362,104  $ 663,838   $1,868,669  $34,236,601     $ 661,398
Changes From Operations:
   - Net investment income (loss)                     3,192     (3,690)     (20,167)    (220,036)        1,444
   - Net realized gain (loss) on investments        (70,247)   (56,283)    (133,711)  (1,422,555)      (46,676)
   - Net change in unrealized appreciation or
     depreciation on investments                    417,466    175,845      564,874    6,859,728       119,383
                                                 ----------  ---------   ----------  -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  350,411    115,872      410,996    5,217,137        74,151
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              20,675        100       43,164    3,609,748            57
   - Contract withdrawals and transfers to
     annuity reserves                              (437,638)  (192,681)    (234,132)  (2,516,532)     (106,634)
   - Contract transfers                            (208,095)     5,177     (141,708)    (306,953)      (39,027)
                                                 ----------  ---------   ----------  -----------     ---------
                                                   (625,058)  (187,404)    (332,676)     786,263      (145,604)
   Annuity Reserves:
   - Transfer from accumulation units                    --         --           --       10,249            --
   - Annuity Payments                                  (675)        --           --          (59)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               55         --           --           --            --
                                                 ----------  ---------   ----------  -----------     ---------
                                                       (620)        --           --       10,190            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (625,678)  (187,404)    (332,676)     796,453      (145,604)
                                                 ----------  ---------   ----------  -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (275,267)   (71,532)      78,320    6,013,590       (71,453)
                                                 ----------  ---------   ----------  -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                   3,086,837    592,306    1,946,989   40,250,191       589,945
Changes From Operations:
   - Net investment income (loss)                    (4,055)    (3,832)     (19,930)    (352,040)        6,233
   - Net realized gain (loss) on investments         48,515     (2,390)     (43,784)    (669,563)       (5,382)
   - Net change in unrealized appreciation or
     depreciation on investments                    (33,990)   (27,332)     (56,842)    (873,819)       (2,463)
                                                 ----------  ---------   ----------  -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   10,470    (33,554)    (120,556)  (1,895,422)       (1,612)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               8,127        221       12,504    4,646,325            --
   - Contract withdrawals and transfers to
     annuity reserves                              (452,677)   (52,953)    (244,654)  (4,073,583)      (35,157)
   - Contract transfers                            (192,825)    47,908     (125,954)     735,263         1,925
                                                 ----------  ---------   ----------  -----------     ---------
                                                   (637,375)    (4,824)    (358,104)   1,308,005       (33,232)
   Annuity Reserves:
   - Annuity Payments                                  (729)        --           --         (696)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               57         --           --         (211)           --
                                                 ----------  ---------   ----------  -----------     ---------
                                                       (672)        --           --         (907)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (638,047)    (4,824)    (358,104)   1,307,098       (33,232)
                                                 ----------  ---------   ----------  -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (627,577)   (38,378)    (478,660)    (588,324)      (34,844)
                                                 ----------  ---------   ----------  -----------     ---------
NET ASSETS AT DECEMBER 31, 2011                  $2,459,260  $ 553,928   $1,468,329  $39,661,867     $ 555,101
                                                 ==========  =========   ==========  ===========     =========

                                                  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                 EQUITY-INCOME     GROWTH        GROWTH       MID CAP
                                                    SERVICE       INITIAL       SERVICE       SERVICE
                                                    CLASS 2        CLASS        CLASS 2       CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  ------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                     $2,192,506      $223,539     $2,462,291   $17,620,587
Changes From Operations:
   - Net investment income (loss)                       (600)       (2,331)       (42,592)     (296,091)
   - Net realized gain (loss) on investments        (126,262)       (1,749)       (42,348)     (104,935)
   - Net change in unrealized appreciation or
     depreciation on investments                     378,489        47,345        615,808     4,994,722
                                                  ----------      --------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   251,627        43,265        530,868     4,593,696
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               17,173            --        295,912     2,783,532
   - Contract withdrawals and transfers to
     annuity reserves                               (205,006)      (49,106)      (369,714)   (1,372,828)
   - Contract transfers                             (212,954)         (372)       170,585    (1,339,436)
                                                  ----------      --------     ----------   -----------
                                                    (400,787)      (49,478)        96,783        71,268
   Annuity Reserves:
   - Transfer from accumulation units                     --            --             --            --
   - Annuity Payments                                     --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --            --
                                                  ----------      --------     ----------   -----------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (400,787)      (49,478)        96,783        71,268
                                                  ----------      --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (149,160)       (6,213)       627,651     4,664,964
                                                  ----------      --------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                    2,043,346       217,326      3,089,942    22,285,551
Changes From Operations:
   - Net investment income (loss)                      9,699        (2,238)       (50,319)     (389,524)
   - Net realized gain (loss) on investments         (61,064)        5,787        121,841       312,665
   - Net change in unrealized appreciation or
     depreciation on investments                      39,970        (4,564)      (120,528)   (3,284,633)
                                                  ----------      --------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (11,395)       (1,015)       (49,006)   (3,361,492)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               62,935            --        528,388     3,919,826
   - Contract withdrawals and transfers to
     annuity reserves                               (294,220)      (23,237)      (287,448)   (1,828,462)
   - Contract transfers                             (123,509)         (209)        35,650     2,347,859
                                                  ----------      --------     ----------   -----------
                                                    (354,794)      (23,446)       276,590     4,439,223
   Annuity Reserves:
   - Annuity Payments                                     --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --            --
                                                  ----------      --------     ----------   -----------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (354,794)      (23,446)       276,590     4,439,223
                                                  ----------      --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (366,189)      (24,461)       227,584     1,077,731
                                                  ----------      --------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2011                   $1,677,157      $192,865     $3,317,526   $23,363,282
                                                  ==========      ========     ==========   ===========

See accompanying notes.

                                                                                              FTVIPT
                                                                                FTVIPT       FRANKLIN
                                                 FIDELITY VIP  FIDELITY VIP    FRANKLIN   SMALL-MID CAP
                                                   OVERSEAS      OVERSEAS       INCOME        GROWTH
                                                   INITIAL        SERVICE     SECURITIES    SECURITIES
                                                    CLASS         CLASS 2       CLASS 2      CLASS 2
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 ------------  ------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 99,119    $ 4,350,399   $22,357,290   $ 7,975,242
Changes From Operations:
   - Net investment income (loss)                       (11)       (17,787)    1,143,010      (137,501)
   - Net realized gain (loss) on investments         (1,061)      (218,741)     (575,418)      (77,993)
   - Net change in unrealized appreciation or
     depreciation on investments                     10,600        654,614     1,794,502     2,135,567
                                                   --------    -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    9,528        418,086     2,362,094     1,920,073
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               2,022        210,884     2,223,771       324,348
   - Contract withdrawals and transfers to
     annuity reserves                                (9,665)      (429,918)   (1,315,402)     (608,894)
   - Contract transfers                                 125       (392,917)      187,510      (309,548)
                                                   --------    -----------   -----------   -----------
                                                     (7,518)      (611,951)    1,095,879      (594,094)
   Annuity Reserves:
   - Transfer from accumulation units                    --             --            --            --
   - Annuity Payments                                    --             --            --          (853)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --            --
                                                   --------    -----------   -----------   -----------
                                                         --             --            --          (853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,518)      (611,951)    1,095,879      (594,947)
                                                   --------    -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               2,010       (193,865)    3,457,973     1,325,126
                                                   --------    -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                     101,129      4,156,534    25,815,263     9,300,368
Changes From Operations:
   - Net investment income (loss)                       (40)       (27,132)    1,039,396      (147,318)
   - Net realized gain (loss) on investments             26       (397,879)     (209,045)      279,144
   - Net change in unrealized appreciation or
     depreciation on investments                    (18,255)      (643,105)     (663,004)     (647,347)
                                                   --------    -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (18,269)    (1,068,116)      167,347      (515,521)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --        322,459     2,346,058       409,486
   - Contract withdrawals and transfers to
     annuity reserves                                (4,893)      (600,616)   (1,645,796)     (905,026)
   - Contract transfers                                 588        405,973    (1,839,800)     (541,089)
                                                   --------    -----------   -----------   -----------
                                                     (4,305)       127,816    (1,139,538)   (1,036,629)
   Annuity Reserves:
   - Annuity Payments                                    --             --            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --            --
                                                   --------    -----------   -----------   -----------
                                                         --             --            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (4,305)       127,816    (1,139,538)   (1,036,629)
                                                   --------    -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (22,574)      (940,300)     (972,191)   (1,552,150)
                                                   --------    -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2011                    $ 78,555    $ 3,216,234   $24,843,072   $ 7,748,218
                                                   ========    ===========   ===========   ===========

                                                                                          GOLDMAN
                                                    FTVIPT       FTVIPT       FTVIPT     SACHS VIT
                                                    MUTUAL     TEMPLETON     TEMPLETON   LARGE CAP  INVESCO V.I.
                                                    SHARES    GLOBAL BOND     GROWTH       VALUE      CAPITAL
                                                  SECURITIES   SECURITIES   SECURITIES    SERVICE   APPRECIATION
                                                    CLASS 2     CLASS 2       CLASS 2      CLASS      SERIES I
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                 -----------  -----------  -----------  ----------  ------------
NET ASSETS AT JANUARY 1, 2010                    $14,663,495  $16,699,762  $ 5,522,806  $  119,035   $ 179,686
Changes From Operations:
   - Net investment income (loss)                      2,192      (43,994)     (14,430)      1,126      (1,319)
   - Net realized gain (loss) on investments        (403,305)     475,641     (289,721)      2,305     (17,136)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,896,734    1,528,601      570,801      63,342      40,856
                                                 -----------  -----------  -----------  ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,495,621    1,960,248      266,650      66,773      22,401
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,650,684      246,322       20,664     372,798      41,525
   - Contract withdrawals and transfers to
     annuity reserves                               (843,931)  (1,298,787)    (420,327)    (14,967)    (48,921)
   - Contract transfers                               82,132     (527,440)    (286,964)    313,692     (17,055)
                                                 -----------  -----------  -----------  ----------   ---------
                                                   1,888,885   (1,579,905)    (686,627)    671,523     (24,451)
   Annuity Reserves:
   - Transfer from accumulation units                     --           --           --          --          --
   - Annuity Payments                                     --           --         (797)         --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --           --           --          --          --
                                                 -----------  -----------  -----------  ----------   ---------
                                                          --           --         (797)         --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,888,885   (1,579,905)    (687,424)    671,523     (24,451)
                                                 -----------  -----------  -----------  ----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,384,506      380,343     (420,774)    738,296      (2,050)
                                                 -----------  -----------  -----------  ----------   ---------
NET ASSETS AT DECEMBER 31, 2010                   18,048,001   17,080,105    5,102,032     857,331     177,636
Changes From Operations:
   - Net investment income (loss)                    154,750      655,305      (14,226)      3,831      (2,563)
   - Net realized gain (loss) on investments        (165,738)     620,823     (177,979)     14,743      (3,738)
   - Net change in unrealized appreciation or
     depreciation on investments                    (460,970)  (1,706,272)    (154,156)   (130,968)     (9,876)
                                                 -----------  -----------  -----------  ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (471,958)    (430,144)    (346,361)   (112,394)    (16,177)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,315,977       64,190        3,231     425,570         240
   - Contract withdrawals and transfers to
     annuity reserves                             (1,142,149)  (1,483,039)    (685,883)    (27,740)    (23,791)
   - Contract transfers                              413,069     (376,745)    (183,116)    325,775        (622)
                                                 -----------  -----------  -----------  ----------   ---------
                                                   1,586,897   (1,795,594)    (865,768)    723,605     (24,173)
   Annuity Reserves:
   - Annuity Payments                                     --           --           --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --           --           --          --          --
                                                 -----------  -----------  -----------  ----------   ---------
                                                          --           --           --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,586,897   (1,795,594)    (865,768)    723,605     (24,173)
                                                 -----------  -----------  -----------  ----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,114,939   (2,225,738)  (1,212,129)    611,211     (40,350)
                                                 -----------  -----------  -----------  ----------   ---------
NET ASSETS AT DECEMBER 31, 2011                  $19,162,940  $14,854,367  $ 3,889,903  $1,468,542   $ 137,286
                                                 ===========  ===========  ===========  ==========   =========

                                                 INVESCO V.I.                               INVESCO V.I.
                                                    CAPITAL    INVESCO V.I.  INVESCO V.I.  INTERNATIONAL
                                                 APPRECIATION  CORE EQUITY    CORE EQUITY      GROWTH
                                                   SERIES II     SERIES I      SERIES II      SERIES I
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 ------------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 86,254     $ 533,456      $16,483       $114,506
Changes From Operations:
   - Net investment income (loss)                      (825)       (2,327)        (149)         1,041
   - Net realized gain (loss) on investments         (5,703)        1,371         (686)         2,091
   - Net change in unrealized appreciation or
     depreciation on investments                     16,650        33,621          817          9,269
                                                   --------     ---------      -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   10,122        32,665          (18)        12,401
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  30            --        1,498             --
   - Contract withdrawals and transfers to
     annuity reserves                               (26,922)     (145,172)          (6)        (4,407)
   - Contract transfers                                  --          (474)      (8,727)           223
                                                   --------     ---------      -------       --------
                                                    (26,892)     (145,646)      (7,235)        (4,184)
   Annuity Reserves:
   - Transfer from accumulation units                    --            --           --             --
   - Annuity Payments                                    --          (487)          --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             4           --             --
                                                   --------     ---------      -------       --------
                                                         --          (483)          --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (26,892)     (146,129)      (7,235)        (4,184)
                                                   --------     ---------      -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (16,770)     (113,464)      (7,253)         8,217
                                                   --------     ---------      -------       --------
NET ASSETS AT DECEMBER 31, 2010                      69,484       419,992        9,230        122,723
Changes From Operations:
   - Net investment income (loss)                    (1,101)       (2,159)         (65)           170
   - Net realized gain (loss) on investments           (438)        4,685          142          2,047
   - Net change in unrealized appreciation or
     depreciation on investments                     (4,909)       (7,571)        (266)       (11,923)
                                                   --------     ---------      -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (6,448)       (5,045)        (189)        (9,706)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 131         3,100        1,248             --
   - Contract withdrawals and transfers to
     annuity reserves                                (2,419)      (25,457)      (2,010)        (3,462)
   - Contract transfers                                  --       (10,046)          --             88
                                                   --------     ---------      -------       --------
                                                     (2,288)      (32,403)        (762)        (3,374)
   Annuity Reserves:
   - Annuity Payments                                    --          (533)          --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --            18           --             --
                                                   --------     ---------      -------       --------
                                                         --          (515)          --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (2,288)      (32,918)        (762)        (3,374)
                                                   --------     ---------      -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (8,736)      (37,963)        (951)       (13,080)
                                                   --------     ---------      -------       --------
NET ASSETS AT DECEMBER 31, 2011                    $ 60,748     $ 382,029      $ 8,279       $109,643
                                                   ========     =========      =======       ========

See accompanying notes.

                                                  INVESCO V.I.      JANUS          JANUS          JANUS
                                                 INTERNATIONAL  ASPEN SERIES   ASPEN SERIES    ASPEN SERIES
                                                    GROWTH        BALANCED      ENTERPRISE      WORLDWIDE
                                                   SERIES II    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $205,627       $ 742,768      $ 765,293       $17,207
Changes From Operations:
   - Net investment income (loss)                       541           6,238        (10,696)         (195)
   - Net realized gain (loss) on investments          3,164          15,224         55,466           400
   - Net change in unrealized appreciation or
     depreciation on investments                     17,620          18,546         97,522         2,571
                                                   --------       ---------      ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   21,325          40,008        142,292         2,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  13           2,017             66            --
   - Contract withdrawals and transfers to
     annuity reserves                                (8,317)        (71,420)      (104,728)       (5,072)
   - Contract transfers                               1,215         (59,751)      (139,393)        5,393
                                                   --------       ---------      ---------       -------
                                                     (7,089)       (129,154)      (244,055)          321
   Annuity Reserves:
   - Transfer from accumulation units                    --              --             --            --
   - Annuity Payments                                    --              --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --            --
                                                   --------       ---------      ---------       -------
                                                         --              --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,089)       (129,154)      (244,055)          321
                                                   --------       ---------      ---------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              14,236         (89,146)      (101,763)        3,097
                                                   --------       ---------      ---------       -------
NET ASSETS AT DECEMBER 31, 2010                     219,863         653,622        663,530        20,304
Changes From Operations:
   - Net investment income (loss)                      (826)          4,092         (9,625)         (145)
   - Net realized gain (loss) on investments          1,609          44,935         68,808           856
   - Net change in unrealized appreciation or
     depreciation on investments                    (19,216)        (51,418)       (75,294)       (2,591)
                                                   --------       ---------      ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (18,433)         (2,391)       (16,111)       (1,880)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 258             361            755            11
   - Contract withdrawals and transfers to
     annuity reserves                                (1,511)        (49,417)       (62,946)       (8,109)
   - Contract transfers                                (699)         20,087        (43,097)          921
                                                   --------       ---------      ---------       -------
                                                     (1,952)        (28,969)      (105,288)       (7,177)
   Annuity Reserves:
   - Annuity Payments                                    --              --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --            --
                                                   --------       ---------      ---------       -------
                                                         --              --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (1,952)        (28,969)      (105,288)       (7,177)
                                                   --------       ---------      ---------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (20,385)        (31,360)      (121,399)       (9,057)
                                                   --------       ---------      ---------       -------
NET ASSETS AT DECEMBER 31, 2011                    $199,478       $ 622,262      $ 542,131       $11,247
                                                   ========       =========      =========       =======

                                                                         LVIP                                LVIP
                                                       LVIP            AMERICAN            LVIP            AMERICAN
                                                     AMERICAN        GLOBAL SMALL        AMERICAN          GROWTH-
                                                  GLOBAL GROWTH     CAPITALIZATION        GROWTH            INCOME
                                                 SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II
                                                    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                 ----------------  ----------------  ----------------  ----------------
NET ASSETS AT JANUARY 1, 2010                       $       --        $       --        $       --        $       --
Changes From Operations:
   - Net investment income (loss)                          (91)              (57)             (368)             (184)
   - Net realized gain (loss) on investments                 2                 1                 7                 2
   - Net change in unrealized appreciation or
     depreciation on investments                         2,884             2,200            10,015             3,318
                                                    ----------        ----------        ----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       2,795             2,144             9,654             3,136
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                126,424            72,377           387,285           368,300
   - Contract withdrawals and transfers to
     annuity reserves                                       --               (15)             (108)               (1)
   - Contract transfers                                     46             1,045             1,167                --
                                                    ----------        ----------        ----------        ----------
                                                       126,470            73,407           388,344           368,299
   Annuity Reserves:
   - Transfer from accumulation units                       --                --                --                --
   - Annuity Payments                                       --                --                --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --                --                --                --
                                                    ----------        ----------        ----------        ----------
                                                            --                --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              126,470            73,407           388,344           368,299
                                                    ----------        ----------        ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                129,265            75,551           397,998           371,435
                                                    ----------        ----------        ----------        ----------
NET ASSETS AT DECEMBER 31, 2010                        129,265            75,551           397,998           371,435
Changes From Operations:
   - Net investment income (loss)                      (13,063)           (5,559)          (37,831)          (32,329)
   - Net realized gain (loss) on investments            (7,583)          (14,328)          (24,714)            1,029
   - Net change in unrealized appreciation or
     depreciation on investments                      (114,084)         (210,873)         (175,795)          (56,350)
                                                    ----------        ----------        ----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (134,730)         (230,760)         (238,340)          (87,650)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                882,588         1,300,358         3,071,107         2,829,116
   - Contract withdrawals and transfers to
     annuity reserves                                  (19,908)         (230,396)          (79,217)          (78,556)
   - Contract transfers                                551,998           489,288           722,789           736,844
                                                    ----------        ----------        ----------        ----------
                                                     1,414,678         1,559,250         3,714,679         3,487,404
   Annuity Reserves:
   - Annuity Payments                                       --                --                --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --                --                --                --
                                                    ----------        ----------        ----------        ----------
                                                            --                --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,414,678         1,559,250         3,714,679         3,487,404
                                                    ----------        ----------        ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,279,948         1,328,490         3,476,339         3,399,754
                                                    ----------        ----------        ----------        ----------
NET ASSETS AT DECEMBER 31, 2011                     $1,409,213        $1,404,041        $3,874,337        $3,771,189
                                                    ==========        ==========        ==========        ==========

                                                                                       LVIP                           LVIP
                                                       LVIP          LVIP BARON     BLACKROCK                        COHEN &
                                                     AMERICAN          GROWTH       INFLATION          LVIP       STEERS GLOBAL
                                                  INTERNATIONAL    OPPORTUNITIES  PROTECTED BOND  CAPITAL GROWTH   REAL ESTATE
                                                 SERVICE CLASS II  SERVICE CLASS  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 ----------------  -------------  --------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $       --      $5,229,059     $        --      $  886,634     $4,093,020
Changes From Operations:
   - Net investment income (loss)                          (55)        (97,874)          6,002         (16,207)       (73,173)
   - Net realized gain (loss) on investments                --         (46,244)            (27)          4,430         10,566
   - Net change in unrealized appreciation or
     depreciation on investments                         1,374       1,497,547         (25,197)        253,970        728,379
                                                    ----------      ----------     -----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       1,319       1,353,429         (19,222)        242,193        665,772
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                130,713         796,580         269,916         393,682        660,135
   - Contract withdrawals and transfers to
     annuity reserves                                       --        (318,391)         (1,342)        (62,495)      (289,621)
   - Contract transfers                                     46         261,102         906,727         299,050        208,413
                                                    ----------      ----------     -----------      ----------     ----------
                                                       130,759         739,291       1,175,301         630,237        578,927
   Annuity Reserves:
   - Transfer from accumulation units                       --              --              --              --             --
   - Annuity Payments                                       --              --              --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              --              --              --             --
                                                    ----------      ----------     -----------      ----------     ----------
                                                            --              --              --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              130,759         739,291       1,175,301         630,237        578,927
                                                    ----------      ----------     -----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                132,078       2,092,720       1,156,079         872,430      1,244,699
                                                    ----------      ----------     -----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                        132,078       7,321,779       1,156,079       1,759,064      5,337,719
Changes From Operations:
   - Net investment income (loss)                      (23,887)       (134,780)         80,379         (24,508)       (93,318)
   - Net realized gain (loss) on investments           (35,531)        280,201         155,632          43,889         78,787
   - Net change in unrealized appreciation or
     depreciation on investments                      (296,496)         19,163         309,958        (258,478)      (597,251)
                                                    ----------      ----------     -----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (355,914)        164,584         545,969        (239,097)      (611,782)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,111,070       1,085,374       6,322,465         470,629      1,035,452
   - Contract withdrawals and transfers to
     annuity reserves                                  (61,557)       (555,890)       (176,232)        (56,473)      (261,615)
   - Contract transfers                                947,589         (64,936)      4,204,074         322,199        195,092
                                                    ----------      ----------     -----------      ----------     ----------
                                                     2,997,102         464,548      10,350,307         736,355        968,929
   Annuity Reserves:
   - Annuity Payments                                       --              --              --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              --              --              --             --
                                                    ----------      ----------     -----------      ----------     ----------
                                                            --              --              --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,997,102         464,548      10,350,307         736,355        968,929
                                                    ----------      ----------     -----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,641,188         629,132      10,896,276         497,258        357,147
                                                    ----------      ----------     -----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                     $2,773,266      $7,950,911     $12,052,355      $2,256,322     $5,694,866
                                                    ==========      ==========     ===========      ==========     ==========

See accompanying notes.

                                                                                                LVIP
                                                     LVIP           LVIP                      DELAWARE
                                                   COLUMBIA       DELAWARE        LVIP       DIVERSIFIED
                                                     VALUE          BOND        DELAWARE      FLOATING
                                                 OPPORTUNITIES    STANDARD        BOND          RATE
                                                 SERVICE CLASS     CLASS     SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  -----------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $  431,485    $14,140,359   $43,880,347    $       --
Changes From Operations:
   - Net investment income (loss)                    (10,246)       222,810       662,159         1,414
   - Net realized gain (loss) on investments         (14,712)       579,730     2,525,800            (2)
   - Net change in unrealized appreciation or
     depreciation on investments                     158,702        147,427       (97,685)       (1,482)
                                                  ----------    -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   133,744        949,967     3,090,274           (70)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              133,519         98,889     8,551,569        84,677
   - Contract withdrawals and transfers to
     annuity reserves                                (28,480)    (2,403,062)   (4,665,808)       (1,129)
   - Contract transfers                              120,359       (256,835)   (3,988,764)      714,784
                                                  ----------    -----------   -----------    ----------
                                                     225,398     (2,561,008)     (103,003)      798,332
   Annuity Reserves:
   - Transfer from accumulation units                     --             --            --            --
   - Annuity Payments                                     --           (821)       (1,630)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             69           128            --
                                                  ----------    -----------   -----------    ----------
                                                          --           (752)       (1,502)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            225,398     (2,561,760)     (104,505)      798,332
                                                  ----------    -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              359,142     (1,611,793)    2,985,769       798,262
                                                  ----------    -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                      790,627     12,528,566    46,866,116       798,262
Changes From Operations:
   - Net investment income (loss)                    (15,419)       207,419       840,453        21,464
   - Net realized gain (loss) on investments           9,622        487,685     1,920,472        (6,105)
   - Net change in unrealized appreciation or
     depreciation on investments                     (31,904)        (6,838)       28,593      (130,065)
                                                  ----------    -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (37,701)       688,266     2,789,518      (114,706)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              155,623        135,591     8,851,069     2,822,584
   - Contract withdrawals and transfers to
     annuity reserves                                (47,218)    (1,684,052)   (4,593,376)     (531,772)
   - Contract transfers                              158,477       (416,504)    3,748,608     2,307,242
                                                  ----------    -----------   -----------    ----------
                                                     266,882     (1,964,965)    8,006,301     4,598,054
   Annuity Reserves:
   - Annuity Payments                                     --           (825)       (1,637)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             69           140            --
                                                  ----------    -----------   -----------    ----------
                                                          --           (756)       (1,497)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            266,882     (1,965,721)    8,004,804     4,598,054
                                                  ----------    -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              229,181     (1,277,455)   10,794,322     4,483,348
                                                  ----------    -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                   $1,019,808    $11,251,111   $57,660,438    $5,281,610
                                                  ==========    ===========   ===========    ==========

                                                      LVIP           LVIP
                                                    DELAWARE       DELAWARE          LVIP           LVIP            LVIP
                                                   FOUNDATION     FOUNDATION       DELAWARE       DELAWARE        DELAWARE
                                                   AGGRESSIVE     AGGRESSIVE      GROWTH AND       SOCIAL          SOCIAL
                                                   ALLOCATION     ALLOCATION        INCOME        AWARENESS      AWARENESS
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 438,586      $3,425,915     $1,178,088      $ 887,698      $2,474,240
Changes From Operations:
   - Net investment income (loss)                      3,950          27,286        (11,567)        (7,435)        (28,647)
   - Net realized gain (loss) on investments         (22,650)        (32,047)       (53,094)         7,800         (28,343)
   - Net change in unrealized appreciation or
     depreciation on investments                      55,545         334,006        181,378         75,258         255,194
                                                   ---------      ----------     ----------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    36,845         329,245        116,717         75,623         198,204
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    4             706        104,433         24,556           2,311
   - Contract withdrawals and transfers to
     annuity reserves                                (73,088)       (140,482)       (79,415)      (121,943)       (367,022)
   - Contract transfers                              (34,112)        (90,433)       189,548        (49,167)        (59,248)
                                                   ---------      ----------     ----------      ---------      ----------
                                                    (107,196)       (230,209)       214,566       (146,554)       (423,959)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --             --             --              --
   - Annuity Payments                                     --              --             --           (837)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --             --              8              --
                                                   ---------      ----------     ----------      ---------      ----------
                                                          --              --             --           (829)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (107,196)       (230,209)       214,566       (147,383)       (423,959)
                                                   ---------      ----------     ----------      ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (70,351)         99,036        331,283        (71,760)       (225,755)
                                                   ---------      ----------     ----------      ---------      ----------
NET ASSETS AT DECEMBER 31, 2010                      368,235       3,524,951      1,509,371        815,938       2,248,485
Changes From Operations:
   - Net investment income (loss)                      1,661           3,780        (13,984)        (6,360)        (26,503)
   - Net realized gain (loss) on investments          (9,002)        (43,533)        (4,881)        10,221          42,903
   - Net change in unrealized appreciation or
     depreciation on investments                      (4,278)        (56,442)       (10,557)       (11,417)        (43,543)
                                                   ---------      ----------     ----------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (11,619)        (96,195)       (29,422)        (7,556)        (27,143)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   25           2,947         61,353            597         543,613
   - Contract withdrawals and transfers to
     annuity reserves                                (47,694)       (435,075)      (118,326)       (35,545)       (376,141)
   - Contract transfers                              (28,447)       (286,789)       387,377        (51,785)        (52,039)
                                                   ---------      ----------     ----------      ---------      ----------
                                                     (76,116)       (718,917)       330,404        (86,733)        115,433
   Annuity Reserves:
   - Annuity Payments                                     --              --             --           (932)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --             --             32              --
                                                   ---------      ----------     ----------      ---------      ----------
                                                          --              --             --           (900)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (76,116)       (718,917)       330,404        (87,633)        115,433
                                                   ---------      ----------     ----------      ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (87,735)       (815,112)       300,982        (95,189)         88,290
                                                   ---------      ----------     ----------      ---------      ----------
NET ASSETS AT DECEMBER 31, 2011                    $ 280,500      $2,709,839     $1,810,353      $ 720,749      $2,336,775
                                                   =========      ==========     ==========      =========      ==========

                                                     LVIP            LVIP                          LVIP
                                                   DELAWARE      DIMENSIONAL       LVIP        DIMENSIONAL/
                                                    SPECIAL        NON-U.S.     DIMENSIONAL      VANGUARD
                                                 OPPORTUNITIES      EQUITY      U.S. EQUITY     TOTAL BOND
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $1,208,196      $     --       $     --      $       --
Changes From Operations:
   - Net investment income (loss)                    (13,025)           --             --              --
   - Net realized gain (loss) on investments          73,718            --             --              --
   - Net change in unrealized appreciation or
     depreciation on investments                     116,778            --             --              --
                                                  ----------      --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   177,471            --             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              237,522            --             --              --
   - Contract withdrawals and transfers to
     annuity reserves                                (78,585)           --             --              --
   - Contract transfers                             (234,470)           --             --              --
                                                  ----------      --------       --------      ----------
                                                     (75,533)           --             --              --
   Annuity Reserves:
   - Transfer from accumulation units                     --            --             --              --
   - Annuity Payments                                     --            --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --              --
                                                  ----------      --------       --------      ----------
                                                          --            --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (75,533)           --             --              --
                                                  ----------      --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              101,938            --             --              --
                                                  ----------      --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                    1,310,134            --             --              --
Changes From Operations:
   - Net investment income (loss)                    (43,336)       (1,949)        (1,854)        (28,920)
   - Net realized gain (loss) on investments         106,393       (12,679)         1,333           4,559
   - Net change in unrealized appreciation or
     depreciation on investments                    (386,224)      (19,012)        16,839          53,743
                                                  ----------      --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (323,167)      (33,640)        16,318          29,382
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              526,352       488,241        472,380       1,154,304
   - Contract withdrawals and transfers to
     annuity reserves                               (194,196)       (2,833)          (928)       (122,548)
   - Contract transfers                              682,574        87,428        132,202       5,202,406
                                                  ----------      --------       --------      ----------
                                                   1,014,730       572,836        603,654       6,234,162
   Annuity Reserves:
   - Annuity Payments                                     --            --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --              --
                                                  ----------      --------       --------      ----------
                                                          --            --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,014,730       572,836        603,654       6,234,162
                                                  ----------      --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              691,563       539,196        619,972       6,263,544
                                                  ----------      --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2011                   $2,001,697      $539,196       $619,972      $6,263,544
                                                  ==========      ========       ========      ==========

See accompanying notes.

                                                                     LVIP            LVIP
                                                                     JANUS          JANUS           LVIP
                                                     LVIP           CAPITAL        CAPITAL        JPMORGAN
                                                 GLOBAL INCOME   APPRECIATION    APPRECIATION    HIGH YIELD
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 1,359,469      $125,584      $1,450,153     $       --
Changes From Operations:
   - Net investment income (loss)                      82,270          (942)        (18,429)           383
   - Net realized gain (loss) on investments           17,114        11,972          12,092             --
   - Net change in unrealized appreciation or
     depreciation on investments                      144,626          (210)        150,982            373
                                                  -----------      --------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    244,010        10,820         144,645            756
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,898,953            34         268,486         94,722
   - Contract withdrawals and transfers to
     annuity reserves                                (192,407)      (33,664)        (64,835)            --
   - Contract transfers                             2,201,450        18,719         (76,542)        43,109
                                                  -----------      --------      ----------     ----------
                                                    5,907,996       (14,911)        127,109        137,831
   Annuity Reserves:
   - Transfer from accumulation units                      --            --              --             --
   - Annuity Payments                                      --            --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --            --              --             --
                                                  -----------      --------      ----------     ----------
                                                           --            --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,907,996       (14,911)        127,109        137,831
                                                  -----------      --------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,152,006        (4,091)        271,754        138,587
                                                  -----------      --------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     7,511,475       121,493       1,721,907        138,587
Changes From Operations:
   - Net investment income (loss)                     346,430        (1,404)        (28,410)       104,510
   - Net realized gain (loss) on investments           50,737         4,861          36,452         (6,340)
   - Net change in unrealized appreciation or
     depreciation on investments                     (731,898)      (10,101)       (123,195)      (117,119)
                                                  -----------      --------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (334,731)       (6,644)       (115,153)       (18,949)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,084,878            23         125,159      1,233,032
   - Contract withdrawals and transfers to
     annuity reserves                                (489,934)       (4,040)       (151,761)      (110,389)
   - Contract transfers                             2,538,951         1,149        (133,360)     2,288,206
                                                  -----------      --------      ----------     ----------
                                                    7,133,895        (2,868)       (159,962)     3,410,849
   Annuity Reserves:
   - Annuity Payments                                      --            --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --            --              --             --
                                                  -----------      --------      ----------     ----------
                                                           --            --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           7,133,895        (2,868)       (159,962)     3,410,849
                                                  -----------      --------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,799,164        (9,512)       (275,115)     3,391,900
                                                  -----------      --------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $14,310,639      $111,981      $1,446,792     $3,530,487
                                                  ===========      ========      ==========     ==========

                                                                                                   LVIP            LVIP
                                                    LVIP MFS                        LVIP         MONDRIAN        MONDRIAN
                                                 INTERNATIONAL       LVIP         MID-CAP     INTERNATIONAL   INTERNATIONAL
                                                     GROWTH       MFS VALUE        VALUE          VALUE           VALUE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $2,021,186     $ 4,580,700    $1,882,270      $2,267,726     $8,335,441
Changes From Operations:
   - Net investment income (loss)                    (24,494)        (23,158)      (38,714)         27,782        102,050
   - Net realized gain (loss) on investments         (82,452)         48,205        25,060         (98,422)      (321,910)
   - Net change in unrealized appreciation or
     depreciation on investments                     397,937         640,652       521,941          43,114        203,114
                                                  ----------     -----------    ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   290,991         665,699       508,287         (27,526)       (16,746)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              590,762       1,715,793       615,503           1,638        294,061
   - Contract withdrawals and transfers to
     annuity reserves                               (100,087)       (357,569)     (107,281)       (269,658)      (913,373)
   - Contract transfers                              169,818       1,325,870        80,952        (182,519)      (250,427)
                                                  ----------     -----------    ----------      ----------     ----------
                                                     660,493       2,684,094       589,174        (450,539)      (869,739)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --            --              --             --
   - Annuity Payments                                     --              --            --              --           (749)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --            --              --             61
                                                  ----------     -----------    ----------      ----------     ----------
                                                          --              --            --              --           (688)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            660,493       2,684,094       589,174        (450,539)      (870,427)
                                                  ----------     -----------    ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              951,484       3,349,793     1,097,461        (478,065)      (887,173)
                                                  ----------     -----------    ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                    2,972,670       7,930,493     2,979,731       1,789,661      7,448,268
Changes From Operations:
   - Net investment income (loss)                     35,067         (21,835)      (53,642)         27,560         82,237
   - Net realized gain (loss) on investments         (63,060)        173,519        60,722         (35,291)      (123,350)
   - Net change in unrealized appreciation or
     depreciation on investments                    (351,279)       (339,502)     (389,501)        (95,264)      (357,354)
                                                  ----------     -----------    ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (379,272)       (187,818)     (382,421)       (102,995)      (398,467)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              536,212       2,292,975       561,894         152,672        371,398
   - Contract withdrawals and transfers to
     annuity reserves                               (147,768)       (505,810)     (180,524)       (203,407)      (922,268)
   - Contract transfers                               74,888       1,045,320       266,004          36,562        131,000
                                                  ----------     -----------    ----------      ----------     ----------
                                                     463,332       2,832,485       647,374         (14,173)      (419,870)
   Annuity Reserves:
   - Annuity Payments                                     --              --            --              --           (779)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --            --              --             59
                                                  ----------     -----------    ----------      ----------     ----------
                                                          --              --            --              --           (720)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            463,332       2,832,485       647,374         (14,173)      (420,590)
                                                  ----------     -----------    ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               84,060       2,644,667       264,953        (117,168)      (819,057)
                                                  ----------     -----------    ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $3,056,730     $10,575,160    $3,244,684      $1,672,493     $6,629,211
                                                  ==========     ===========    ==========      ==========     ==========

                                                                                     LVIP           LVIP
                                                      LVIP            LVIP        PROTECTED      PROTECTED
                                                  MONEY MARKET    MONEY MARKET   PROFILE 2010   PROFILE 2020
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 --------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 6,399,225     $17,180,141     $ 822,784      $  466,940
Changes From Operations:
   - Net investment income (loss)                     (70,017)       (266,828)       (7,411)         (5,107)
   - Net realized gain (loss) on investments               18              67        11,938           3,138
   - Net change in unrealized appreciation or
     depreciation on investments                           --              (1)       75,866          47,083
                                                  -----------     -----------     ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (69,999)       (266,762)       80,393          45,114
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                26,897       2,393,641        80,857              --
   - Contract withdrawals and transfers to
     annuity reserves                              (2,670,352)     (5,150,458)      (83,140)        (12,058)
   - Contract transfers                               106,064         725,860        34,964           1,688
                                                  -----------     -----------     ---------      ----------
                                                   (2,537,391)     (2,030,957)       32,681         (10,370)
   Annuity Reserves:
   - Transfer from accumulation units                      --              --            --              --
   - Annuity Payments                                      --              --            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --            --              --
                                                  -----------     -----------     ---------      ----------
                                                           --              --            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,537,391)     (2,030,957)       32,681         (10,370)
                                                  -----------     -----------     ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,607,390)     (2,297,719)      113,074          34,744
                                                  -----------     -----------     ---------      ----------
NET ASSETS AT DECEMBER 31, 2010                     3,791,835      14,882,422       935,858         501,684
Changes From Operations:
   - Net investment income (loss)                     (51,213)       (264,445)       (5,085)        (11,297)
   - Net realized gain (loss) on investments                4              20        39,330          11,073
   - Net change in unrealized appreciation or
     depreciation on investments                           --              --       (35,325)        (33,900)
                                                  -----------     -----------     ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (51,209)       (264,425)       (1,080)        (34,124)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   768       3,659,663            --           6,373
   - Contract withdrawals and transfers to
     annuity reserves                              (1,192,475)     (8,426,896)     (280,429)        (54,988)
   - Contract transfers                               829,648       5,397,774       178,305       2,685,309
                                                  -----------     -----------     ---------      ----------
                                                     (362,059)        630,541      (102,124)      2,636,694
   Annuity Reserves:
   - Annuity Payments                                      --              --            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --            --              --
                                                  -----------     -----------     ---------      ----------
                                                           --              --            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (362,059)        630,541      (102,124)      2,636,694
                                                  -----------     -----------     ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (413,268)        366,116      (103,204)      2,602,570
                                                  -----------     -----------     ---------      ----------
NET ASSETS AT DECEMBER 31, 2011                   $ 3,378,567     $15,248,538     $ 832,654      $3,104,254
                                                  ===========     ===========     =========      ==========

See accompanying notes.

                                                                                   LVIP            LVIP
                                                     LVIP           LVIP         PROTECTED      PROTECTED
                                                   PROTECTED      PROTECTED       PROFILE        PROFILE
                                                 PROFILE 2030   PROFILE 2040   CONSERVATIVE       GROWTH
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 477,964      $128,587      $ 9,465,517    $14,124,608
Changes From Operations:
   - Net investment income (loss)                     (4,036)       (1,279)         210,746        181,387
   - Net realized gain (loss) on investments          26,518        (5,766)         131,404       (139,767)
   - Net change in unrealized appreciation or
     depreciation on investments                      19,699        18,040          586,986      1,683,493
                                                   ---------      --------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    42,181        10,995          929,136      1,725,113
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         1,813        1,666,663      2,631,449
   - Contract withdrawals and transfers to
     annuity reserves                                 (7,494)       (7,000)        (631,477)      (957,632)
   - Contract transfers                              (97,746)      (57,943)       1,205,796      2,204,245
                                                   ---------      --------      -----------    -----------
                                                    (105,240)      (63,130)       2,240,982      3,878,062
   Annuity Reserves:
   - Transfer from accumulation units                     --            --               --             --
   - Annuity Payments                                     --            --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --               --             --
                                                   ---------      --------      -----------    -----------
                                                          --            --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (105,240)      (63,130)       2,240,982      3,878,062
                                                   ---------      --------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (63,059)      (52,135)       3,170,118      5,603,175
                                                   ---------      --------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                      414,905        76,452       12,635,635     19,727,783
Changes From Operations:
   - Net investment income (loss)                     (3,731)         (411)          31,076         16,814
   - Net realized gain (loss) on investments           1,554        10,008          163,864        120,823
   - Net change in unrealized appreciation or
     depreciation on investments                      (7,753)       (7,103)          34,090       (530,141)
                                                   ---------      --------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (9,930)        2,494          229,030       (392,504)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --            --        3,799,808      3,353,349
   - Contract withdrawals and transfers to
     annuity reserves                                 (7,750)      (26,383)        (891,724)    (1,728,792)
   - Contract transfers                              (12,349)      (44,288)       2,021,795        620,330
                                                   ---------      --------      -----------    -----------
                                                     (20,099)      (70,671)       4,929,879      2,244,887
   Annuity Reserves:
   - Annuity Payments                                     --            --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --               --             --
                                                   ---------      --------      -----------    -----------
                                                          --            --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (20,099)      (70,671)       4,929,879      2,244,887
                                                   ---------      --------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (30,029)      (68,177)       5,158,909      1,852,383
                                                   ---------      --------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $ 384,876      $  8,275      $17,794,544    $21,580,166
                                                   =========      ========      ===========    ===========

                                                                                    LVIP          LVIP
                                                     LVIP                           SSgA          SSgA              LVIP
                                                   PROTECTED        LVIP        CONSERVATIVE  CONSERVATIVE          SSgA
                                                    PROFILE         SSgA           INDEX       STRUCTURED        DEVELOPED
                                                   MODERATE      BOND INDEX      ALLOCATION    ALLOCATION    INTERNATIONAL 150
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS    SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT        SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  -----------------
NET ASSETS AT JANUARY 1, 2010                     $32,177,868    $14,412,752    $       --     $       --       $2,236,344
Changes From Operations:
   - Net investment income (loss)                     391,133         90,475            --            (41)         (16,444)
   - Net realized gain (loss) on investments          (72,840)       370,007            --             --          144,137
   - Net change in unrealized appreciation or
     depreciation on investments                    3,055,287        160,961            --            580          171,630
                                                  -----------    -----------    ----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,373,580        621,443            --            539          299,323
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,745,640     10,048,666            --         50,018        1,495,197
   - Contract withdrawals and transfers to
     annuity reserves                              (2,366,752)    (1,119,346)           --             --         (114,118)
   - Contract transfers                             2,081,264      6,638,900            --             --          761,000
                                                  -----------    -----------    ----------     ----------       ----------
                                                    3,460,152     15,568,220            --         50,018        2,142,079
   Annuity Reserves:
   - Transfer from accumulation units                      --             --            --             --               --
   - Annuity Payments                                      --             --            --             --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --            --             --               --
                                                  -----------    -----------    ----------     ----------       ----------
                                                           --             --            --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,460,152     15,568,220            --         50,018        2,142,079
                                                  -----------    -----------    ----------     ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,833,732     16,189,663            --         50,557        2,441,402
                                                  -----------    -----------    ----------     ----------       ----------
NET ASSETS AT DECEMBER 31, 2010                    39,011,600     30,602,415            --         50,557        4,677,746
Changes From Operations:
   - Net investment income (loss)                     (84,730)       374,658       (15,938)       (31,190)          22,120
   - Net realized gain (loss) on investments          566,164        481,500       (83,427)        (3,008)         124,806
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,128,913)       810,162        12,826         37,029         (778,980)
                                                  -----------    -----------    ----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (647,479)     1,666,320       (86,539)         2,831         (632,054)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             8,839,089      1,774,727       898,574      4,296,175          206,799
   - Contract withdrawals and transfers to
     annuity reserves                              (3,573,778)    (1,669,512)      (66,087)      (108,564)        (195,975)
   - Contract transfers                             7,043,147      1,174,266     1,079,800        693,050           65,829
                                                  -----------    -----------    ----------     ----------       ----------
                                                   12,308,458      1,279,481     1,912,287      4,880,661           76,653
   Annuity Reserves:
   - Annuity Payments                                      --             --            --             --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --            --             --               --
                                                  -----------    -----------    ----------     ----------       ----------
                                                           --             --            --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          12,308,458      1,279,481     1,912,287      4,880,661           76,653
                                                  -----------    -----------    ----------     ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            11,660,979      2,945,801     1,825,748      4,883,492         (555,401)
                                                  -----------    -----------    ----------     ----------       ----------
NET ASSETS AT DECEMBER 31, 2011                   $50,672,579    $33,548,216    $1,825,748     $4,934,049       $4,122,345
                                                  ===========    ===========    ==========     ==========       ==========

                                                                    LVIP
                                                     LVIP           SSgA            LVIP          LVIP
                                                     SSgA          GLOBAL           SSgA          SSgA
                                                   EMERGING       TACTICAL     INTERNATIONAL      LARGE
                                                  MARKETS 100    ALLOCATION        INDEX         CAP 100
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 3,859,425    $ 3,278,800    $ 3,010,040    $ 4,730,638
Changes From Operations:
   - Net investment income (loss)                     (24,021)       (27,550)       (13,657)       (33,798)
   - Net realized gain (loss) on investments          652,647       (144,545)       179,144        479,247
   - Net change in unrealized appreciation or
     depreciation on investments                      555,206        384,054        324,607        962,854
                                                  -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,183,832        211,959        490,094      1,408,303
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,579,400        320,314      2,228,834      3,002,289
   - Contract withdrawals and transfers to
     annuity reserves                                (215,018)      (439,466)      (191,193)      (284,622)
   - Contract transfers                               810,130        (21,822)     1,327,697      2,820,268
                                                  -----------    -----------    -----------    -----------
                                                    2,174,512       (140,974)     3,365,338      5,537,935
   Annuity Reserves:
   - Transfer from accumulation units                      --             --             --             --
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --             --
                                                  -----------    -----------    -----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,174,512       (140,974)     3,365,338      5,537,935
                                                  -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,358,344         70,985      3,855,432      6,946,238
                                                  -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                     7,217,769      3,349,785      6,865,472     11,676,876
Changes From Operations:
   - Net investment income (loss)                      46,111        (52,647)       (43,964)       (49,544)
   - Net realized gain (loss) on investments          934,928       (222,715)       121,516        761,840
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,101,845)      (164,146)    (1,071,160)      (691,148)
                                                  -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,120,806)      (439,508)      (993,608)        21,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               774,660      8,265,681        575,171        715,535
   - Contract withdrawals and transfers to
     annuity reserves                                (322,889)      (573,446)      (281,527)      (603,120)
   - Contract transfers                              (471,387)    12,323,576        610,437     (1,485,184)
                                                  -----------    -----------    -----------    -----------
                                                      (19,616)    20,015,811        904,081     (1,372,769)
   Annuity Reserves:
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --             --
                                                  -----------    -----------    -----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (19,616)    20,015,811        904,081     (1,372,769)
                                                  -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,140,422)    19,576,303        (89,527)    (1,351,621)
                                                  -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $ 6,077,347    $22,926,088    $ 6,775,945    $10,325,255
                                                  ===========    ===========    ===========    ===========

See accompanying notes.

                                                                                 LVIP SSgA      LVIP SSgA
                                                   LVIP SSgA      LVIP SSgA      MODERATELY     MODERATELY
                                                    MODERATE       MODERATE      AGGRESSIVE     AGGRESSIVE
                                                     INDEX        STRUCTURED       INDEX        STRUCTURED
                                                   ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $       --    $        --     $       --    $        --
Changes From Operations:
   - Net investment income (loss)                        (375)          (536)           (70)          (503)
   - Net realized gain (loss) on investments              144              3             --              3
   - Net change in unrealized appreciation or
     depreciation on investments                        5,095          8,091          1,139          8,623
                                                   ----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      4,864          7,558          1,069          8,123
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               432,334        879,137        195,787        846,473
   - Contract withdrawals and transfers to
     annuity reserves                                 (26,049)            --             --             --
   - Contract transfers                               108,098             --             --             --
                                                   ----------    -----------     ----------    -----------
                                                      514,383        879,137        195,787        846,473
   Annuity Reserves:
   - Transfer from accumulation units                      --             --             --             --
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --             --
                                                   ----------    -----------     ----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             514,383        879,137        195,787        846,473
                                                   ----------    -----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               519,247        886,695        196,856        854,596
                                                   ----------    -----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                       519,247        886,695        196,856        854,596
Changes From Operations:
   - Net investment income (loss)                     (34,903)      (179,388)       (26,363)       (94,411)
   - Net realized gain (loss) on investments          (29,893)         8,760        (23,226)       (35,781)
   - Net change in unrealized appreciation or
     depreciation on investments                        5,086       (332,400)       (96,316)      (222,372)
                                                   ----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (59,710)      (503,028)      (145,905)      (352,564)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,582,390     21,334,612      2,909,032     10,253,235
   - Contract withdrawals and transfers to
     annuity reserves                                 (70,697)      (372,545)       (53,317)      (153,153)
   - Contract transfers                             1,407,314      5,520,833        357,869      2,715,289
                                                   ----------    -----------     ----------    -----------
                                                    3,919,007     26,482,900      3,213,584     12,815,371
   Annuity Reserves:
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --             --
                                                   ----------    -----------     ----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,919,007     26,482,900      3,213,584     12,815,371
                                                   ----------    -----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,859,297     25,979,872      3,067,679     12,462,807
                                                   ----------    -----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $4,378,544    $26,866,567     $3,264,535    $13,317,403
                                                   ==========    ===========     ==========    ===========

                                                  LVIP SSgA
                                                   S&P 500     LVIP SSgA      LVIP SSgA      LVIP SSgA         LVIP
                                                    INDEX       S&P 500       SMALL-CAP      SMALL-MID    T. ROWE PRICE
                                                  STANDARD       INDEX          INDEX         CAP 200     GROWTH STOCK
                                                    CLASS    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 ----------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $161,394    $ 9,790,077     $3,409,090     $1,440,616     $1,366,963
Changes From Operations:
   - Net investment income (loss)                      (34)       (84,066)       (58,740)         3,677        (30,197)
   - Net realized gain (loss) on investments        12,548        403,949        191,964        209,381         55,466
   - Net change in unrealized appreciation or
     depreciation on investments                    34,062      1,598,916        944,027        371,367        242,272
                                                  --------    -----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  46,576      1,918,799      1,077,251        584,425        267,541
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             19,200      4,532,955      1,319,350        890,144        300,329
   - Contract withdrawals and transfers to
     annuity reserves                              (32,223)      (461,631)      (130,186)       (62,983)      (125,170)
   - Contract transfers                            268,513      1,673,570        166,755        418,262        358,419
                                                  --------    -----------     ----------     ----------     ----------
                                                   255,490      5,744,894      1,355,919      1,245,423        533,578
   Annuity Reserves:
   - Transfer from accumulation units                   --             --             --             --             --
   - Annuity Payments                                   --             --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              --             --             --             --             --
                                                  --------    -----------     ----------     ----------     ----------
                                                        --             --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          255,490      5,744,894      1,355,919      1,245,423        533,578
                                                  --------    -----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            302,066      7,663,693      2,433,170      1,829,848        801,119
                                                  --------    -----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                    463,460     17,453,770      5,842,260      3,270,464      2,168,082
Changes From Operations:
   - Net investment income (loss)                   (5,862)      (191,763)       (93,357)       (10,034)       (56,681)
   - Net realized gain (loss) on investments        12,005        543,374        247,789        165,566         80,505
   - Net change in unrealized appreciation or
     depreciation on investments                    (7,543)      (308,059)      (493,409)      (283,986)      (185,378)
                                                  --------    -----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,400)        43,552       (338,977)      (128,454)      (161,554)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --      2,053,383        525,708        306,261      1,410,527
   - Contract withdrawals and transfers to
     annuity reserves                              (31,757)      (957,611)      (298,116)      (150,862)      (181,917)
   - Contract transfers                            (27,395)        15,324       (138,885)       (94,142)       727,767
                                                  --------    -----------     ----------     ----------     ----------
                                                   (59,152)     1,111,096         88,707         61,257      1,956,377
   Annuity Reserves:
   - Annuity Payments                                   --             --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              --             --             --             --             --
                                                  --------    -----------     ----------     ----------     ----------
                                                        --             --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (59,152)     1,111,096         88,707         61,257      1,956,377
                                                  --------    -----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (60,552)     1,154,648       (250,270)       (67,197)     1,794,823
                                                  --------    -----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $402,908    $18,608,418     $5,591,990     $3,203,267     $3,962,905
                                                  ========    ===========     ==========     ==========     ==========

                                                      LVIP            LVIP
                                                 T. ROWE PRICE   T. ROWE PRICE                     LVIP
                                                   STRUCTURED      STRUCTURED        LVIP         TURNER
                                                    MID-CAP         MID-CAP       TEMPLETON       MID-CAP
                                                     GROWTH         GROWTH          GROWTH        GROWTH
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 --------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $114,153       $1,925,598     $3,688,563     $1,065,818
Changes From Operations:
   - Net investment income (loss)                     (1,865)         (38,415)         1,212        (20,291)
   - Net realized gain (loss) on investments          10,959           51,627        (99,888)       (17,107)
   - Net change in unrealized appreciation or
     depreciation on investments                      15,085          529,660        289,539        317,622
                                                    --------       ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    24,179          542,872        190,863        280,224
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   18          306,227        396,142        188,540
   - Contract withdrawals and transfers to
     annuity reserves                                (39,474)        (114,951)      (149,164)       (51,872)
   - Contract transfers                               11,108           17,814         48,587         (1,989)
                                                    --------       ----------     ----------     ----------
                                                     (28,348)         209,090        295,565        134,679
   Annuity Reserves:
   - Transfer from accumulation units                     --               --             --             --
   - Annuity Payments                                     --               --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             --             --
                                                    --------       ----------     ----------     ----------
                                                          --               --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (28,348)         209,090        295,565        134,679
                                                    --------       ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (4,169)         751,962        486,428        414,903
                                                    --------       ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                      109,984        2,677,560      4,174,991      1,480,721
Changes From Operations:
   - Net investment income (loss)                     (1,481)         (49,648)        12,217        (31,097)
   - Net realized gain (loss) on investments          14,427          134,425        (58,065)        54,328
   - Net change in unrealized appreciation or
     depreciation on investments                     (14,843)        (249,355)      (220,763)      (229,039)
                                                    --------       ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (1,897)        (164,578)      (266,611)      (205,808)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   48          626,912        679,121        573,038
   - Contract withdrawals and transfers to
     annuity reserves                                (30,215)        (175,099)      (228,234)       (90,712)
   - Contract transfers                              (15,675)         145,467        208,065         59,421
                                                    --------       ----------     ----------     ----------
                                                     (45,842)         597,280        658,952        541,747
   Annuity Reserves:
   - Annuity Payments                                     --               --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             --             --
                                                    --------       ----------     ----------     ----------
                                                          --               --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (45,842)         597,280        658,952        541,747
                                                    --------       ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (47,739)         432,702        392,341        335,939
                                                    --------       ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                     $ 62,245       $3,110,262     $4,567,332     $1,816,660
                                                    ========       ==========     ==========     ==========

See accompanying notes.

                                                     LVIP            LVIP
                                                   VANGUARD        VANGUARD         LVIP        LORD ABBETT
                                                   DOMESTIC     INTERNATIONAL    WELLS FARGO    FUNDAMENTAL
                                                  EQUITY ETF      EQUITY ETF   INTRINSIC VALUE    EQUITY
                                                 SERVICE CLASS  SERVICE CLASS   SERVICE CLASS    CLASS VC
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  ---------------  -----------
NET ASSETS AT JANUARY 1, 2010                       $     --       $     --       $1,307,180      $    --
Changes From Operations:
   - Net investment income (loss)                         --             --          (12,246)         (29)
   - Net realized gain (loss) on investments              --             --         (158,610)         184
   - Net change in unrealized appreciation or
     depreciation on investments                          --             --          296,646        4,907
                                                    --------       --------       ----------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --             --          125,790        5,062
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --             --           80,399       24,567
   - Contract withdrawals and transfers to
     annuity reserves                                     --             --         (102,709)        (124)
   - Contract transfers                                   --             --         (154,708)       6,432
                                                    --------       --------       ----------      -------
                                                          --             --         (177,018)      30,875
   Annuity Reserves:
   - Transfer from accumulation units                     --             --               --           --
   - Annuity Payments                                     --             --               --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --           --
                                                    --------       --------       ----------      -------
                                                          --             --               --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --             --         (177,018)      30,875
                                                    --------       --------       ----------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --             --          (51,228)      35,937
                                                    --------       --------       ----------      -------
NET ASSETS AT DECEMBER 31, 2010                           --             --        1,255,952       35,937
Changes From Operations:
   - Net investment income (loss)                        602         (2,313)         (12,154)        (439)
   - Net realized gain (loss) on investments             866         (3,120)          (5,235)       3,372
   - Net change in unrealized appreciation or
     depreciation on investments                      18,068        (37,349)         (41,625)      (9,540)
                                                    --------       --------       ----------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    19,536        (42,782)         (59,014)      (6,607)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              336,072        241,729          284,905       34,670
   - Contract withdrawals and transfers to
     annuity reserves                                 (1,031)        (2,229)        (100,837)      (1,336)
   - Contract transfers                              126,185        354,425           36,954       25,581
                                                    --------       --------       ----------      -------
                                                     461,226        593,925          221,022       58,915
   Annuity Reserves:
   - Annuity Payments                                     --             --               --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --           --
                                                    --------       --------       ----------      -------
                                                          --             --               --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            461,226        593,925          221,022       58,915
                                                    --------       --------       ----------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              480,762        551,143          162,008       52,308
                                                    --------       --------       ----------      -------
NET ASSETS AT DECEMBER 31, 2011                     $480,762       $551,143       $1,417,960      $88,245
                                                    ========       ========       ==========      =======

                                                    MFS VIT        MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                  CORE EQUITY       GROWTH        GROWTH      TOTAL RETURN   TOTAL RETURN
                                                 SERVICE CLASS  INITIAL CLASS  SERVICE CLASS  INITIAL CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $ 91,487       $163,102       $310,698      $1,087,744    $15,292,357
Changes From Operations:
   - Net investment income (loss)                       (659)        (1,939)        (5,272)         13,521        136,084
   - Net realized gain (loss) on investments           2,405          9,122         12,928         (17,017)      (182,075)
   - Net change in unrealized appreciation or
     depreciation on investments                       9,863         12,154         34,911          73,292      1,194,539
                                                    --------       --------       --------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    11,609         19,337         42,567          69,796      1,148,548
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   27             --         36,840              90        696,312
   - Contract withdrawals and transfers to
     annuity reserves                                (11,673)       (30,648)       (47,664)       (300,929)    (1,380,722)
   - Contract transfers                                  (51)           (85)        22,037         (38,396)      (284,081)
                                                    --------       --------       --------      ----------    -----------
                                                     (11,697)       (30,733)        11,213        (339,235)      (968,491)
   Annuity Reserves:
   - Transfer from accumulation units                     --             --             --              --             --
   - Annuity Payments                                     --             --             --          (1,509)        (1,874)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --             17
                                                    --------       --------       --------      ----------    -----------
                                                          --             --             --          (1,509)        (1,857)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (11,697)       (30,733)        11,213        (340,744)      (970,348)
                                                    --------       --------       --------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (88)       (11,396)        53,780        (270,948)       178,200
                                                    --------       --------       --------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                       91,399        151,706        364,478         816,796     15,470,557
Changes From Operations:
   - Net investment income (loss)                       (819)        (1,717)        (6,853)          9,261        115,348
   - Net realized gain (loss) on investments          12,640         24,543         15,983             454         (1,934)
   - Net change in unrealized appreciation or
     depreciation on investments                     (10,751)       (24,120)       (26,043)         (7,809)      (154,646)
                                                    --------       --------       --------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,070         (1,294)       (16,913)          1,906        (41,232)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   22             --         77,574             740        856,459
   - Contract withdrawals and transfers to
     annuity reserves                                (13,742)       (11,424)       (41,722)        (54,932)    (1,712,702)
   - Contract transfers                              (37,101)       (29,039)       262,808         (67,292)       (32,672)
                                                    --------       --------       --------      ----------    -----------
                                                     (50,821)       (40,463)       298,660        (121,484)      (888,915)
   Annuity Reserves:
   - Annuity Payments                                     --             --             --              --         (1,978)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --             70
                                                    --------       --------       --------      ----------    -----------
                                                          --             --             --              --         (1,908)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (50,821)       (40,463)       298,660        (121,484)      (890,823)
                                                    --------       --------       --------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (49,751)       (41,757)       281,747        (119,578)      (932,055)
                                                    --------       --------       --------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2011                     $ 41,648       $109,949       $646,225      $  697,218    $14,538,502
                                                    ========       ========       ========      ==========    ===========

                                                                                 NB AMT
                                                    MFS VIT        MFS VIT       MID-CAP      NB AMT
                                                   UTILITIES      UTILITIES     GROWTH I    REGENCY I
                                                 INITIAL CLASS  SERVICE CLASS     CLASS       CLASS
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                 -------------  -------------  ----------  -----------
NET ASSETS AT JANUARY 1, 2010                      $ 621,943     $10,612,729   $4,113,976  $ 5,109,230
Changes From Operations:
   - Net investment income (loss)                      9,877         143,614      (67,272)     (44,859)
   - Net realized gain (loss) on investments           3,525        (146,636)     160,576      (92,827)
   - Net change in unrealized appreciation or
     depreciation on investments                      48,727       1,181,973      873,824    1,169,712
                                                   ---------     -----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    62,129       1,178,951      967,128    1,032,026
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         606,484        8,137        5,104
   - Contract withdrawals and transfers to
     annuity reserves                                (86,479)       (907,079)    (577,075)    (554,358)
   - Contract transfers                              (13,356)       (396,652)    (218,517)    (659,516)
                                                   ---------     -----------   ----------  -----------
                                                     (99,835)       (697,247)    (787,455)  (1,208,770)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --           --           --
   - Annuity Payments                                     --          (2,106)          --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              20           --           --
                                                   ---------     -----------   ----------  -----------
                                                          --          (2,086)          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (99,835)       (699,333)    (787,455)  (1,208,770)
                                                   ---------     -----------   ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (37,706)        479,618      179,673     (176,744)
                                                   ---------     -----------   ----------  -----------
NET ASSETS AT DECEMBER 31, 2010                      584,237      11,092,347    4,293,649    4,932,486
Changes From Operations:
   - Net investment income (loss)                     10,341         165,666      (66,935)     (45,091)
   - Net realized gain (loss) on investments          24,329          93,305      240,235       81,971
   - Net change in unrealized appreciation or
     depreciation on investments                      (3,045)        202,177     (198,469)    (370,022)
                                                   ---------     -----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    31,625         461,148      (25,169)    (333,142)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                3,100         843,766       51,583       32,870
   - Contract withdrawals and transfers to
     annuity reserves                                (58,651)       (879,615)    (464,079)    (475,442)
   - Contract transfers                              (72,597)      1,940,650     (276,139)    (435,268)
                                                   ---------     -----------   ----------  -----------
                                                    (128,148)      1,904,801     (688,635)    (877,840)
   Annuity Reserves:
   - Annuity Payments                                     --          (2,437)          --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              86           --           --
                                                   ---------     -----------   ----------  -----------
                                                          --          (2,351)          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (128,148)      1,902,450     (688,635)    (877,840)
                                                   ---------     -----------   ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (96,523)      2,363,598     (713,804)  (1,210,982)
                                                   ---------     -----------   ----------  -----------
NET ASSETS AT DECEMBER 31, 2011                    $ 487,714     $13,455,945   $3,579,845  $ 3,721,504
                                                   =========     ===========   ==========  ===========

See accompanying notes.

                                                  OPPENHEIMER     PIMCO VIT     PUTNAM VT    PUTNAM VT
                                                    GLOBAL        COMMODITY      GLOBAL      GROWTH &
                                                  SECURITIES     REAL RETURN   HEALTH CARE    INCOME
                                                 SERVICE CLASS  ADVISOR CLASS   CLASS IB     CLASS IB
                                                  SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                 -------------  -------------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                       $     --      $ 304,150      $123,536    $ 51,857
Changes From Operations:
   - Net investment income (loss)                       (257)        72,454           360         (49)
   - Net realized gain (loss) on investments             409          5,932         1,861        (345)
   - Net change in unrealized appreciation or
     depreciation on investments                       9,687         65,839          (474)      6,906
                                                    --------      ----------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     9,839        144,225         1,747       6,512
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               56,865        267,319            54          32
   - Contract withdrawals and transfers to
     annuity reserves                                   (291)       (47,254)      (58,566)         --
   - Contract transfers                                  960        183,007        20,483          --
                                                    --------      ----------     --------    --------
                                                      57,534        403,072       (38,029)         32
   Annuity Reserves:
   - Transfer from accumulation units                     --             --            --          --
   - Annuity Payments                                     --             --            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --            --          --
                                                    --------      ----------     --------    --------
                                                          --             --            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             57,534        403,072       (38,029)         32
                                                    --------      ----------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               67,373        547,297       (36,282)      6,544
                                                    --------      ----------     --------    --------
NET ASSETS AT DECEMBER 31, 2010                       67,373        851,447        87,254      58,401
Changes From Operations:
   - Net investment income (loss)                       (482)       159,529          (621)       (335)
   - Net realized gain (loss) on investments             592         (5,636)        2,509      (3,286)
   - Net change in unrealized appreciation or
     depreciation on investments                     (23,614)      (300,051)       (4,265)       (213)
                                                    --------      ----------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (23,504)      (146,158)       (2,377)     (3,834)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              127,237        331,349            99      15,897
   - Contract withdrawals and transfers to
     annuity reserves                                 (3,810)      (104,595)       (9,317)    (16,550)
   - Contract transfers                               40,448        390,781             2       2,206
                                                    --------      ----------     --------    --------
                                                     163,875        617,535        (9,216)      1,553
   Annuity Reserves:
   - Annuity Payments                                     --             --            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --            --          --
                                                    --------      ----------     --------    --------
                                                          --             --            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            163,875        617,535        (9,216)      1,553
                                                    --------      ----------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              140,371        471,377       (11,593)     (2,281)
                                                    --------      ----------     --------    --------
NET ASSETS AT DECEMBER 31, 2011                     $207,744      $1,322,824     $ 75,661    $ 56,120
                                                    ========      ==========     ========    ========

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln New York Separate Account N for Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of seventeen products as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

     -    Lincoln ChoicePlus Signature

     -    Lincoln ChoicePlus Fusion

     -    Lincoln InvestmentSolutions

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred eleven available mutual funds (the Funds) of twenty diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Fund**
     ABVPSF Global Thematic Growth Class B Fund
     ABVPSF Growth and Income Class A Fund**
     ABVPSF Growth and Income Class B Fund
     ABVPSF International Value Class A Fund**
     ABVPSF International Value Class B Fund
     ABVPSF Large Cap Growth Class B Fund
     ABVPSF Small/Mid Cap Value Class A Fund**
     ABVPSF Small/Mid Cap Value Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio** American Century VP Inflation Protection Class II Portfolio
American Funds Insurance Series (American Funds):
     American Funds Asset Allocation Class 1 Fund**
     American Funds Blue Chip Income & Growth Class 1 Fund**
     American Funds Bond Class 1 Fund**
     American Funds Global Balanced Class 1 Fund**
     American Funds Global Bond Class 1 Fund**
     American Funds Global Discovery Class 1 Fund**
     American Funds Global Growth Class 1 Fund**
     American Funds Global Growth Class 2 Fund
     American Funds Global Growth and Income Class 1 Fund**
     American Funds Global Small Capitalization Class 1 Fund**
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 1 Fund**
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 1 Fund**
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 1 Fund**
     American Funds International Class 1 Fund**
     American Funds International Class 2 Fund
     American Funds International Growth and Income Class 1 Fund** American Funds Mortgage Bond Class 1 Fund**
     American Funds New World Class 1 Fund**
     American Funds U.S. Government/AAA-Rated Securities Class 1 Fund** BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund**
     BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series**
     Delaware VIP Diversified Income Service Class Series
     Delaware VIP Emerging Markets Standard Class Series**
     Delaware VIP Emerging Markets Service Class Series
     Delaware VIP High Yield Standard Class Series

     Delaware VIP High Yield Service Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP REIT Service Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Small Cap Value Service Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP Smid Cap Growth Service Class Series
     Delaware VIP U.S. Growth Standard Class Series**
     Delaware VIP U.S. Growth Service Class Series
     Delaware VIP Value Standard Class Series
     Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund**
     DWS VIP Alternative Asset Allocation Plus Class B Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Equity 500 Index Class B Fund
     DWS VIP Small Cap Index Class A Fund
     DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Initial Class Portfolio**
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Equity-Income Service Class 2 Portfolio
     Fidelity VIP Growth Initial Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Initial Class Portfolio**
     Fidelity VIP Mid Cap Service Class 2 Portfolio
     Fidelity VIP Overseas Initial Class Portfolio
     Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund**
     FTVIPT Franklin Income Securities Class 2 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund**
     FTVIPT Mutual Shares Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 2 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Large Cap Value Service Class Fund
Hunting VA Funds:
     Huntington VA Balanced Fund**
     Huntington VA Dividend Capture Fund**
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Capital Appreciation Series I Fund
     Invesco V.I. Capital Appreciation Series II Fund
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. Core Equity Series II Fund
     Invesco V.I. International Growth Series I Fund
     Invesco V.I. International Growth Series II Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP American Balanced Allocation Standard Class Fund**
     LVIP American Global Growth Service Class II Fund
     LVIP American Global Small Capitalization Service Class II Fund
     LVIP American Growth Allocation Standard Class Fund**
     LVIP American Growth Service Class II Fund
     LVIP American Growth-Income Service Class II Fund
     LVIP American Income Allocation Standard Class Fund**
     LVIP American International Service Class II Fund
     LVIP Baron Growth Opportunities Standard Class Fund**
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund**
     LVIP BlackRock Inflation Protected Bond Service Class Fund
     LVIP Capital Growth Standard Class Fund**
     LVIP Capital Growth Service Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund**
     LVIP Cohen & Steers Global Real Estate Service Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund**
     LVIP Columbia Value Opportunities Service Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Bond Service Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund**
     LVIP Delaware Diversified Floating Rate Service Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund

     LVIP Delaware Growth and Income Standard Class Fund**
     LVIP Delaware Growth and Income Service Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Social Awareness Service Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund**
     LVIP Delaware Special Opportunities Service Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund**
     LVIP Dimensional Non-U.S. Equity Service Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund**
     LVIP Dimensional U.S. Equity Service Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund**
     LVIP Dimensional/Vanguard Total Bond Service Class Fund
     LVIP Global Income Standard Class Fund**
     LVIP Global Income Service Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP Janus Capital Appreciation Service Class Fund
     LVIP JPMorgan High Yield Standard Class Fund**
     LVIP JPMorgan High Yield Service Class Fund
     LVIP MFS International Growth Standard Class Fund**
     LVIP MFS International Growth Service Class Fund
     LVIP MFS Value Standard Class Fund**
     LVIP MFS Value Service Class Fund
     LVIP Mid-Cap Value Standard Class Fund**
     LVIP Mid-Cap Value Service Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Mondrian International Value Service Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Money Market Service Class Fund
     LVIP Protected Profile 2010 Service Class Fund
     LVIP Protected Profile 2020 Service Class Fund
     LVIP Protected Profile 2030 Service Class Fund
     LVIP Protected Profile 2040 Service Class Fund
     LVIP Protected Profile Conservative Standard Class Fund**
     LVIP Protected Profile Conservative Service Class Fund
     LVIP Protected Profile Growth Standard Class Fund**
     LVIP Protected Profile Growth Service Class Fund
     LVIP Protected Profile Moderate Standard Class Fund**
     LVIP Protected Profile Moderate Service Class Fund
     LVIP SSgA Bond Index Standard Class Fund**
     LVIP SSgA Bond Index Service Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund**
     LVIP SSgA Conservative Index Allocation Service Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund**
     LVIP SSgA Conservative Structured Allocation Service Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund**
     LVIP SSgA Developed International 150 Service Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund**
     LVIP SSgA Emerging Markets 100 Service Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund**
     LVIP SSgA Global Tactical Allocation Service Class Fund
     LVIP SSgA International Index Standard Class Fund**
     LVIP SSgA International Index Service Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund**
     LVIP SSgA Large Cap 100 Service Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund**
     LVIP SSgA Moderate Index Allocation Service Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund**
     LVIP SSgA Moderate Structured Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA S&P 500 Index Service Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund**
     LVIP SSgA Small-Cap Index Service Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
     LVIP SSgA Small-Mid Cap 200 Service Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund**
     LVIP T. Rowe Price Growth Stock Service Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
     LVIP Templeton Growth Standard Class Fund**
     LVIP Templeton Growth Service Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund**
     LVIP Turner Mid-Cap Growth Service Class Fund

     LVIP Vanguard Domestic Equity ETF Standard Class Fund**
     LVIP Vanguard Domestic Equity ETF Service Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund** LVIP Vanguard International Equity ETF Service Class Fund LVIP Wells Fargo Intrinsic Value Standard Class Fund**
     LVIP Wells Fargo Intrinsic Value Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
     Lord Abbett Fundamental Equity Class VC Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Service Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Growth Service Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Total Return Service Class Series
     MFS VIT Utilities Initial Class Series
     MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
     Morgan Stanley UIF Capital Growth Class II Portfolio** Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Regency I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
     Oppenheimer Global Securities Service Class Fund/VA
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund** PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

*    - Denotes an affiliate of The Company.

**   - Available fund with no money invested at December 31, 2011.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a tradedate basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed

Delaware VIP Smid Cap Growth Standard Class Series
Delaware VIP Smid Cap Growth Service Class Series
LVIP American Global Growth Service Class Fund
LVIP American Global Small Capitalization Service Class Fund LVIP American Growth Service Class Fund
LVIP American Growth-Income Service Class Fund
LVIP American International Service Class Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund LVIP BlackRock Inflation Protected Bond Service Class Fund LVIP Delaware Diversified Floating Rate Standard Class Fund LVIP Delaware Diversified Floating Rate Service Class Fund LVIP JPMorgan High Yield Standard Class Fund
LVIP JPMorgan High Yield Service Class Fund
LVIP SSgA Conservative Index Allocation Standard Class Fund

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.) investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.

INVESTMENT FUND CHANGES: During 2010, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010:

LVIP SSgA Conservative Index Allocation Service Class Fund
LVIP SSgA Conservative Structured Allocation Standard Class Fund
LVIP SSgA Conservative Structured Allocation Service Class Fund
LVIP SSgA Moderate Index Allocation Standard Class Fund
LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP SSgA Moderate Structured Allocation Standard Class Fund
LVIP SSgA Moderate Structured Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                    NEW FUND NAME
----------------------------------------------------  --------------------------------------------------------
Goldman Sachs VIT Growth & Income Service Class Fund  Goldman Sachs VIT Large Cap Value Service Class Fund
LVIP Marsico International Growth Fund                LVIP MFS International Growth Standard Class Fund
LVIP Marsico International Growth Service Class Fund  LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund  LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund   LVIP SSgA Global Tactical Allocation Service Class Fund
Lord Abbett All Value Class VC Fund                   Lord Abbett Fundamental Equity Class VC Fund
Van Kampen Capital Growth Class II Portfolio          Morgan Stanley UIF Capital Growth Class II Portfolio

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

American Funds Asset Allocation Class 1 Fund
American Funds Blue Chip Income & Growth Class 1 Fund
American Funds Bond Class 1 Fund
American Funds Global Balanced Class 1 Fund
American Funds Global Bond Class 1 Fund
American Funds Global Discovery Class 1 Fund
American Funds Global Growth and Income Class 1 Fund
American Funds High-Income Bond Class 1 Fund
American Funds International Growth and Income Class 1 Fund
American Funds Mortgage Bond Class 1 Fund
American Funds New World Class 1 Fund
American Funds U.S. Government/AAA-Rated Securities Class 1 Fund
Huntington VA Balanced Fund
Huntington VA Dividend Capture Fund
LVIP American Balanced Allocation Standard Class Fund
LVIP American Growth Allocation Standard Class Fund
LVIP American Income Allocation Standard Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional Non-U.S. Equity Service Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Service Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Service Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard Domestic Equity ETF Service Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Service Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Service Class Fund                    LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                    LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                    LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                    LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund            LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund   LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                LVIP Protected Profile Moderate Service Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the seventeen contract types:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0034247% to .0073973% (1.25% to 2.70% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- Lincoln ChoicePlus Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)

- Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis).

- Lincoln InvestmentSolutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis)

Contract charges and surrender charges for the years ended December 31, 2011 and 2010, were $5,713,249 and $4,793,658, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2011 and 2010, sales charges amounted to $371,583 and $279,687, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2011                 0.80%    2.80%    $ 3.57    $14.17      179,285   $  1,470,750   -25.53%     -24.38%       0.32%
            2010                 1.25%    2.80%      4.74     18.80      161,329      1,698,177    15.31%      17.05%       2.08%
            2009                 1.25%    2.80%      4.07     16.11      207,358      1,734,910    48.91%      51.24%       0.00%
            2008                 1.25%    2.80%      2.70     10.69      255,641      1,422,126   -48.92%     -48.11%       0.00%
            2007                 1.25%    2.80%      5.23     20.68      266,476      2,573,685    17.64%      18.35%       0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2011                 0.75%    2.90%      8.84     14.94      536,919      6,478,091     3.14%       5.28%       1.11%
            2010                 0.75%    2.80%      8.40     14.31      625,404      7,283,147     9.69%      11.95%       0.00%
            2009                 0.75%    2.80%      8.01     12.89      644,282      6,786,606    17.32%      18.97%       3.58%
            2008                 1.15%    2.55%      6.73     10.89      725,854      6,545,593   -42.19%     -41.37%       1.74%
            2007                 1.15%    2.55%     12.00     18.65      750,307     11,609,683     2.32%       3.56%       1.18%
ABVPSF INTERNATIONAL VALUE CLASS B
            2011                 0.65%    2.95%      5.69      9.26    1,140,746      6,923,014   -21.67%     -19.96%       4.02%
            2010                 0.65%    2.80%      7.14      7.81    1,086,316      8,263,725     1.42%       3.62%       2.78%
            2009                 0.65%    2.80%      6.91      7.58    1,078,067      8,023,441    30.97%      33.49%       1.12%
            2008                 0.65%    2.55%      5.48      5.71    1,116,025      6,298,328   -54.46%     -53.82%       0.90%
            2007                 1.15%    2.55%     12.24     12.38      746,451      9,175,572     3.52%       4.27%       0.87%
ABVPSF LARGE CAP GROWTH CLASS B
            2011                 1.40%    1.70%      5.59     13.02       77,039        640,426    -4.90%      -4.62%       0.09%
            2010                 1.40%    1.70%      5.88     13.68       86,073        758,632     7.98%       8.31%       0.26%
            2009                 1.40%    1.70%      5.44     12.66      110,946        870,301    34.79%      35.20%       0.00%
            2008                 1.40%    1.70%      4.04      9.38      137,530        802,609   -40.84%     -40.66%       0.00%
            2007                 1.25%    1.70%      6.82     15.84      241,648      2,177,105    11.70%      12.20%       0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
            2011                 0.65%    2.90%     10.37     22.03      468,555      7,128,131   -10.93%      -9.21%       0.28%
            2010                 0.65%    2.55%     11.45     24.50      517,546      9,003,067    23.41%      25.76%       0.27%
            2009                 0.65%    2.55%      9.13     19.67      452,129      6,441,402    39.06%      41.75%       0.77%
            2008                 0.65%    2.65%      7.01     14.01      354,669      3,564,791   -37.37%     -36.48%       0.43%
            2007                 1.15%    2.55%     11.85     22.15      254,035      4,218,747    -0.43%       0.27%       0.69%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2011                 0.75%    2.85%     11.72     13.75    1,915,538     24,940,164     8.61%      10.91%       4.05%
            2010                 0.75%    2.85%     10.82     12.46    2,050,930     24,348,757     2.20%       4.31%       1.65%
            2009                 0.75%    2.80%     10.66     12.01    1,943,884     22,593,535     7.36%       9.41%       1.73%
            2008                 0.75%    2.65%      9.93     11.03    1,548,195     16,622,077    -4.17%      -2.72%       4.85%
            2007                 1.15%    2.65%     10.36     11.35    1,348,687     15,006,630     6.64%       8.15%       4.56%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.65%    2.95%     10.12     14.57    1,078,424     14,686,240   -11.45%      -9.47%       1.30%
            2010                 0.65%    2.85%     11.20     16.19    1,148,727     17,543,478     8.66%      11.02%       1.51%
            2009                 0.65%    2.80%     10.12     14.67    1,134,636     15,847,735    38.38%      41.24%       1.46%
            2008                 0.75%    2.80%      7.60     10.44    1,129,386     11,336,240   -40.00%     -39.09%       2.01%
            2007                 1.15%    2.65%     14.95     17.16      918,991     15,312,533    12.07%      13.42%       2.96%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.65%    2.85%      8.95     23.81      692,771     11,248,051   -21.42%     -19.67%       1.30%
            2010                 0.65%    2.85%     11.17     29.92      750,489     16,495,780    19.04%      21.62%       1.66%
            2009                 0.65%    2.80%      9.21     24.84      736,037     14,036,268    56.84%      60.24%       0.30%
            2008                 0.65%    2.80%      6.29     15.65      637,442      7,813,603   -54.81%     -54.03%       0.00%
            2007                 1.10%    2.80%     17.12     34.21      563,595     15,255,455    18.43%      19.92%       3.04%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.65%    3.05%      9.09     18.09    5,156,890     72,176,503    -6.97%      -4.90%       0.58%
            2010                 0.65%    2.85%      9.66     19.20    6,193,558     93,251,626    15.41%      17.79%       0.73%
            2009                 0.75%    2.80%      8.27     16.44    6,474,620     84,571,379    35.56%      38.37%       0.65%
            2008                 0.75%    2.80%      6.03     11.98    6,816,758     65,510,396   -45.52%     -44.61%       0.86%
            2007                 1.15%    2.80%     10.95     21.73    6,154,509    106,899,235     9.41%      10.95%       0.84%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.65%    3.05%    $ 9.00    $15.73    5,583,881   $ 69,009,673    -4.59%      -2.47%       1.48%
            2010                 0.65%    2.85%      9.25     16.28    6,432,388     83,560,147     8.29%      10.70%       1.55%
            2009                 0.65%    2.85%      8.38     14.85    6,408,583     76,909,875    27.55%      30.39%       1.56%
            2008                 0.65%    2.85%      6.95     11.50    6,931,147     65,081,606   -39.48%     -38.56%       1.79%
            2007                 1.15%    2.65%     12.05     18.79    6,307,570     98,075,890     2.30%       3.74%       1.63%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.65%    3.05%      9.16     20.11    2,328,671     34,308,332   -16.39%     -14.61%       1.70%
            2010                 0.75%    2.85%     10.75     23.75    2,478,687     44,063,816     4.27%       6.27%       2.05%
            2009                 0.90%    2.80%     10.11     22.51    2,522,984     43,087,776    39.12%      41.80%       1.54%
            2008                 0.90%    2.80%      7.28     15.99    2,656,473     32,607,236   -43.72%     -42.76%       2.05%
            2007                 1.10%    2.80%     13.28     28.07    2,417,904     51,430,195    16.88%      18.53%       1.65%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2011                 0.65%    2.95%     11.47     12.12    3,002,359     35,368,810    -6.35%      -4.36%       3.46%
            2010                 0.75%    2.85%     12.31     12.64    1,106,687     13,806,109     7.00%       8.78%       2.17%
            2009     7/14/09     0.90%    2.55%     11.50     11.62      166,801      1,928,875     0.14%      14.29%       2.55%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2011                 0.65%    2.95%     10.89     15.82    3,337,234     49,236,875     3.17%       5.46%       3.86%
            2010                 0.65%    2.85%     12.70     15.09    3,102,682     44,404,564     4.84%       7.06%       3.98%
            2009                 0.75%    2.85%     12.11     14.16    2,234,856     30,370,661    23.10%      25.71%       5.50%
            2008                 0.75%    2.85%      9.96     11.32    1,774,133     19,410,248    -7.25%      -5.99%       3.65%
            2007                 1.15%    2.50%     10.74     12.06    1,602,126     18,806,780     4.76%       6.08%       2.62%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2011                 0.75%    2.95%      9.04     31.24    1,039,810     16,687,302   -22.21%     -20.60%       1.57%
            2010                 0.75%    2.80%     11.80     39.71      836,850     17,597,531    14.95%      17.33%       0.60%
            2009                 0.75%    2.80%     10.10     34.15      796,327     14,713,375    72.77%      76.34%       0.89%
            2008                 0.75%    2.80%      5.75     19.54      841,109      8,985,568   -53.02%     -52.24%       1.32%
            2007                 1.15%    2.80%     20.03     41.11      715,425     16,791,906    35.16%      36.79%       1.33%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 1.40%    2.15%     13.83     17.81       36,910        654,742     0.20%       0.96%       8.35%
            2010                 1.40%    2.15%     13.80     17.64       37,087        651,513    12.87%      13.72%       7.83%
            2009                 1.40%    2.15%     12.23     15.51       42,659        659,241    45.81%      46.90%       7.84%
            2008                 1.40%    2.15%      8.39     10.56       59,710        628,708   -25.79%     -25.23%       9.89%
            2007                 1.40%    2.15%     11.30     14.12      113,806      1,606,000     0.61%       1.37%       6.74%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2011                 0.75%    2.90%     13.07     22.15      835,834     14,546,042    -0.50%       1.56%       8.12%
            2010                 0.75%    2.80%     12.99     21.99      942,467     16,394,024    11.74%      14.05%       7.47%
            2009                 0.75%    2.80%     11.46     19.45      892,462     14,029,082    44.98%      47.54%       7.20%
            2008                 0.75%    2.50%      8.01     13.29      799,471      8,670,568   -26.29%     -25.29%       8.38%
            2007                 1.15%    2.50%     11.15     17.87      804,971     12,037,208     0.01%       1.27%       6.14%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2011                 0.65%    2.85%     10.34     12.13    1,834,871     21,274,247    -0.32%       1.89%       1.60%
            2010                 0.65%    2.85%     10.87     11.90    1,133,102     13,156,486     1.42%       3.62%       2.03%
            2009                 0.65%    2.80%     11.14     11.49      526,246      5,958,645    10.40%      11.88%       3.37%
            2008                 0.65%    1.95%     10.09     10.33      181,814      1,854,976    -2.57%      -1.93%       4.40%
            2007                 1.30%    1.95%     10.36     10.53       50,939        531,398     2.22%       2.89%       4.56%
DELAWARE VIP REIT STANDARD CLASS
            2011                 1.40%    2.15%     11.76     27.69       27,514        753,942     8.60%       9.42%       1.54%
            2010                 1.40%    2.15%     10.83     25.31       31,541        790,420    24.29%      25.22%       2.78%
            2009                 1.40%    2.15%      8.72     20.21       39,856        798,797    20.68%      21.60%       4.80%
            2008                 1.40%    2.15%      7.22     16.62       45,860        756,320   -36.45%     -35.97%       2.50%
            2007                 1.40%    2.15%     11.36     25.95       65,083      1,685,829   -15.77%     -15.14%       1.55%
DELAWARE VIP REIT SERVICE CLASS
            2011                 0.80%    2.85%     11.15     24.77      613,499     11,310,658     7.67%       9.25%       1.31%
            2010                 1.25%    2.70%     10.31     22.12      583,548     10,340,763    23.30%      25.04%       2.68%
            2009                 1.25%    2.65%      8.33     17.76      609,191      8,788,159    20.01%      21.71%       4.37%
            2008                 1.25%    2.65%      7.02     14.65      669,511      8,055,493   -36.98%     -36.09%       2.13%
            2007                 1.25%    2.65%     11.20     23.02      759,282     14,473,638   -16.26%     -15.24%       1.10%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                 1.40%    2.15%    $12.37    $25.90       30,435   $    779,490    -3.43%      -2.70%       0.51%
            2010                 1.40%    2.15%     12.81     26.62       34,047        896,644    29.46%      30.43%       0.64%
            2009                 1.40%    2.15%      9.90     20.41       46,578        934,628    29.02%      30.00%       1.00%
            2008                 1.40%    2.15%      7.67     15.70       56,909        880,274   -31.37%     -30.85%       0.87%
            2007                 1.40%    2.15%     11.18     22.70       92,807      2,092,893    -8.61%      -7.92%       0.57%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2011                 0.75%    2.90%     11.28     25.13    1,030,517     18,291,497    -4.36%      -2.33%       0.28%
            2010                 0.75%    2.85%     11.62     25.96      938,813     18,102,120    28.28%      30.93%       0.46%
            2009                 0.75%    2.80%      8.93     20.01      931,387     14,527,468    27.93%      30.58%       0.67%
            2008                 0.75%    2.80%      7.43     15.46      974,434     11,838,703   -32.00%     -30.94%       0.47%
            2007                 1.25%    2.80%     10.96     22.48      877,484     16,093,929    -9.28%      -8.00%       0.25%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 1.40%    1.40%     12.61     12.61       32,387        408,382     6.63%       6.63%       0.98%
            2010    10/8/10      1.40%    1.40%     11.83     11.83       41,057        485,534    13.41%      13.41%       0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2011                 0.80%    2.95%      9.98     21.89      369,561      5,919,176     4.92%       6.66%       0.80%
            2010    10/8/10      1.15%    2.80%      9.41     20.62      414,054      6,424,434    12.98%      13.40%       0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 1.40%    2.15%      8.75     10.11       56,266        492,868    51.43%      52.58%       0.00%
            2008                 1.40%    2.15%      5.73      6.68       70,014        401,917   -47.87%     -47.48%       0.00%
            2007                 1.40%    2.15%     10.92     10.92      120,331      1,314,699     9.21%       9.21%       0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                 1.15%    2.80%      7.00     15.33      344,720      3,989,233    50.56%      52.63%       0.00%
            2008                 1.15%    2.50%      4.61     10.09      377,620      2,895,182   -48.18%     -47.46%       0.00%
            2007                 1.15%    2.50%      8.81     19.29      383,460      5,679,592     7.78%       9.09%       0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2011                 0.65%    2.95%     10.48     14.65      303,313      3,581,425     5.01%       6.81%       0.05%
            2010                 0.65%    2.35%      9.97     13.85      208,823      2,445,380    10.90%      12.84%       0.00%
            2009                 0.65%    2.45%      8.97     12.39      176,677      1,955,508    39.48%      41.86%       0.00%
            2008                 0.75%    2.45%      6.49      8.81      181,397      1,437,444   -44.24%     -43.57%       0.00%
            2007                 1.25%    2.45%     11.65     15.66      156,638      2,262,095     9.66%      10.98%       0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 1.40%    1.40%     14.19     14.19       14,451        205,051     8.01%       8.01%       2.00%
            2010                 1.40%    1.40%     13.14     13.14       14,051        184,583    14.02%      14.02%       2.87%
            2009                 1.40%    2.15%      9.00     11.52       23,001        263,719    15.45%      16.32%       2.86%
            2008                 1.40%    2.15%      7.79      9.90       32,025        316,031   -34.84%     -34.35%       3.24%
            2007                 1.40%    2.35%     15.09     15.09       41,279        607,986    -4.08%      -4.08%       1.81%
DELAWARE VIP VALUE SERVICE CLASS
            2011                 0.80%    2.95%     10.07     16.98      611,529      8,361,391     6.24%       8.01%       1.67%
            2010                 1.15%    2.80%      9.32     15.80      592,966      7,602,371    12.14%      14.01%       2.22%
            2009                 1.15%    2.80%      8.18     13.92      609,144      6,955,676    14.91%      16.31%       2.93%
            2008                 1.15%    2.35%      7.03     12.02      644,275      6,481,523   -35.12%     -34.33%       2.70%
            2007                 1.15%    2.40%     11.82     18.39      662,680     10,287,813    -5.25%      -4.20%       1.27%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
            2011                 1.25%    2.95%     11.71     12.20      166,944      2,001,584    -5.79%      -4.32%       1.48%
            2010                 1.25%    2.80%     12.67     12.75      303,424      3,839,499    10.31%      10.76%       0.41%
            2009     9/2/09      1.25%    1.65%     11.48     11.51        4,328         49,770     1.77%       7.04%       0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 1.25%    2.60%      8.56     15.15      180,809      2,159,617    -0.53%       0.57%       1.70%
            2010                 1.25%    2.35%      8.54     15.12      200,440      2,341,674    12.04%      13.28%       1.98%
            2009                 1.25%    2.35%      7.57     13.39      296,615      2,899,686    23.39%      24.76%       2.91%
            2008                 1.25%    2.35%      6.09     10.77      366,999      2,872,840   -38.61%     -37.93%       2.52%
            2007                 1.25%    2.35%      9.86     17.42      461,475      5,665,995     3.06%       3.99%       1.55%
DWS VIP EQUITY 500 INDEX CLASS B
            2011                 1.25%    2.75%      9.89     13.84      191,715      2,459,260    -1.01%       0.24%       1.47%
            2010                 1.25%    2.50%      9.96     13.83      238,458      3,086,837    11.69%      13.09%       1.71%
            2009                 1.25%    2.50%      8.90     12.24      293,217      3,362,104    22.92%      24.46%       2.68%
            2008                 1.25%    2.50%      7.29      9.84      343,991      3,199,057   -38.89%     -38.12%       2.22%
            2007                 1.25%    2.50%     11.96     15.92      401,406      6,007,428     2.54%       3.73%       1.23%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
DWS VIP SMALL CAP INDEX CLASS A
            2011                 1.25%    2.35%    $10.83    $20.02       30,046   $    553,928    -6.64%      -5.60%       0.90%
            2010                 1.25%    2.35%     11.60     21.28       30,668        592,306    23.47%      24.82%       0.97%
            2009                 1.25%    2.35%      9.39     17.11       43,175        663,838    23.64%      25.00%       1.87%
            2008                 1.25%    2.35%      7.60     13.73       54,740        674,464   -35.66%     -34.94%       1.65%
            2007                 1.25%    2.35%     17.94     21.18       70,714      1,331,470    -3.55%      -3.12%       0.89%
DWS VIP SMALL CAP INDEX CLASS B
            2011                 1.25%    2.55%     10.52     17.00       97,646      1,468,329    -6.98%      -5.76%       0.61%
            2010                 1.25%    2.55%     11.79     18.06      119,903      1,946,989    23.43%      24.54%       0.64%
            2009                 1.25%    2.15%      9.52     14.52      145,827      1,868,669    23.58%      24.70%       1.63%
            2008                 1.25%    2.80%      7.41     11.65      174,996      1,833,481   -36.14%     -35.14%       1.40%
            2007                 1.25%    2.80%     11.90     17.98      198,271      3,271,806    -4.05%      -3.38%       0.59%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2011                 0.65%    3.05%      9.95     17.22    2,896,162     39,661,867    -5.52%      -3.41%       0.81%
            2010                 0.65%    2.85%     10.32     17.94    2,771,410     40,250,191    13.64%      16.17%       1.05%
            2009                 0.65%    2.85%      8.91     15.59    2,662,898     34,236,601    31.66%      34.60%       1.20%
            2008                 0.65%    2.85%      7.04     11.69    2,681,682     26,189,519   -44.28%     -43.32%       0.89%
            2007                 1.10%    2.80%     13.90     20.73    2,079,333     36,955,326    14.41%      15.85%       0.90%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2011                 1.40%    2.35%      9.76     11.91       46,745        555,101    -1.38%      -0.43%       2.49%
            2010                 1.40%    2.35%      9.90     11.97       49,458        589,945    12.48%      13.55%       1.65%
            2009                 1.40%    2.35%      8.80     10.54       62,920        661,398    27.18%      28.40%       2.23%
            2008                 1.40%    2.35%      8.21      8.21       81,512        667,683   -43.45%     -43.45%       2.09%
            2007                 1.40%    1.40%     14.51     14.51      120,210      1,744,766     0.12%       0.12%       1.65%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2011                 1.25%    2.80%      9.21     14.86      122,060      1,677,157    -1.83%      -0.60%       2.10%
            2010                 1.25%    2.50%      9.38     15.00      147,513      2,043,346    12.08%      13.49%       1.54%
            2009                 1.25%    2.50%      8.66     13.27      179,710      2,192,506    26.74%      28.27%       2.00%
            2008                 1.25%    2.45%      6.83     10.38      216,604      2,067,281   -44.20%     -43.52%       2.32%
            2007                 1.25%    2.45%     12.25     18.44      224,248      3,808,352    -1.18%       0.01%       1.50%
FIDELITY VIP GROWTH INITIAL CLASS
            2011                 1.40%    1.40%      7.69      7.69       25,067        192,865    -1.19%      -1.19%       0.35%
            2010                 1.40%    1.40%      7.79      7.79       27,910        217,326    22.45%      22.45%       0.26%
            2009                 1.40%    2.15%      6.36      8.95       35,005        223,539    25.56%      26.50%       0.44%
            2008                 1.40%    2.15%      5.03      7.13       38,421        193,967   -48.29%     -47.90%       0.57%
            2007                 1.40%    2.15%      9.65      9.65       70,056        677,742    25.20%      25.20%       0.83%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2011                 0.75%    2.70%      6.47     14.48      305,798      3,317,526    -2.55%      -0.78%       0.14%
            2010                 0.75%    2.55%      6.58     14.72      274,884      3,089,942    20.87%      22.93%       0.03%
            2009                 0.75%    2.45%      5.40     12.07      263,703      2,462,291    25.12%      26.51%       0.20%
            2008                 1.15%    2.25%      4.29      9.59      302,246      2,237,876   -48.33%     -47.91%       0.60%
            2007                 1.15%    1.95%      8.28     18.49      301,473      4,348,313    24.28%      25.09%       0.36%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2011                 0.65%    3.05%     10.80     13.49    1,793,158     23,363,282   -13.32%     -11.43%       0.02%
            2010                 0.65%    2.80%     12.22     15.32    1,492,380     22,285,551    25.02%      27.61%       0.13%
            2009                 0.75%    2.80%      9.59     12.06    1,489,715     17,620,587    35.89%      38.70%       0.49%
            2008                 0.75%    2.80%      7.18      8.74    1,388,995     11,957,576   -41.28%     -40.30%       0.24%
            2007                 1.15%    2.80%     14.39     14.64      962,202     13,951,114    13.11%      13.85%       0.51%
FIDELITY VIP OVERSEAS INITIAL CLASS
            2011                 1.40%    1.40%      8.97      8.97        8,754         78,555   -18.32%     -18.32%       1.36%
            2010                 1.40%    1.40%     10.99     10.99        9,204        101,129    11.55%      11.55%       1.39%
            2009                 1.40%    1.40%      9.85      9.85       10,064         99,119    24.77%      24.77%       1.91%
            2008                 1.40%    1.40%      7.89      7.89       15,030        118,640   -44.59%     -44.59%       2.36%
            2007                 1.40%    1.40%     14.24     14.24       21,890        311,796    15.68%      15.68%       3.80%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2011                 1.15%    2.60%      7.86     15.75      256,401      3,216,234   -19.38%     -18.29%       1.00%
            2010                 1.15%    2.50%      9.67     19.36      258,604      4,156,534    10.05%      11.54%       1.14%
            2009                 1.15%    2.50%      8.71     17.43      294,153      4,350,399    23.16%      24.78%       1.92%
            2008                 1.15%    2.45%      7.01     14.03      324,270      3,816,208   -45.32%     -44.60%       2.48%
            2007                 1.15%    2.45%     12.73     25.45      324,398      6,909,696    14.22%      15.60%       2.99%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2011                 0.65%    2.95%    $11.03    $12.07    2,116,041   $ 24,843,072    -0.49%       1.72%       5.75%
            2010                 0.65%    2.85%     10.97     11.93    2,212,406     25,815,263     9.51%      11.95%       6.44%
            2009                 0.65%    2.85%      9.82     10.72    2,120,385     22,357,290    31.79%      34.58%       8.12%
            2008                 0.75%    2.85%      7.65      8.01    2,047,115     16,199,724   -31.50%     -30.43%       5.54%
            2007                 1.10%    2.65%     11.40     11.52    1,530,443     17,518,324     1.75%       2.42%       3.05%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2011                 0.65%    2.80%      7.88     19.42      567,271      7,748,218    -7.46%      -5.45%       0.00%
            2010                 0.65%    2.80%      8.42     20.74      629,793      9,300,368    24.10%      26.80%       0.00%
            2009                 0.65%    2.80%      6.70     16.51      680,642      7,975,242    39.61%      42.66%       0.00%
            2008                 0.65%    2.80%      4.75     11.68      653,596      5,415,804   -43.89%     -43.21%       0.00%
            2007                 1.25%    2.50%      8.39     20.65      543,045      7,876,469     8.55%       9.86%       0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2011                 0.65%    2.95%      8.78     10.61    2,052,964     19,162,940    -3.78%      -1.68%       2.40%
            2010                 0.65%    2.80%      9.02      9.80    1,887,560     18,048,001     8.13%      10.47%       1.63%
            2009                 0.65%    2.80%      8.19      8.93    1,674,952     14,663,495    22.57%      25.23%       1.97%
            2008                 0.65%    2.80%      6.95      7.17    1,526,955     10,807,864   -38.63%     -37.83%       3.26%
            2007                 1.15%    2.45%     11.41     11.54    1,121,020     12,853,330     1.50%       2.21%       1.34%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2011                 0.65%    2.95%     14.84     16.43      931,664     14,854,367    -3.61%      -1.51%       5.64%
            2010                 0.65%    2.80%     15.40     16.79    1,042,826     17,080,105    11.29%      13.71%       1.40%
            2009                 0.65%    2.80%     13.84     14.85    1,148,034     16,699,762    15.41%      17.90%      14.48%
            2008                 0.65%    2.80%     11.99     12.67    1,043,672     13,020,428     3.27%       4.99%       3.68%
            2007                 1.15%    2.80%     11.65     12.08      591,791      7,076,938     8.10%       9.62%       2.53%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2011                 1.25%    2.75%      8.70     14.42      326,845      3,889,903    -9.32%      -8.13%       1.34%
            2010                 1.25%    2.55%      9.59     15.75      388,040      5,102,032     4.70%       6.06%       1.36%
            2009                 1.25%    2.55%      9.16     14.90      445,634      5,522,806    27.80%      29.47%       3.19%
            2008                 1.25%    2.55%      7.17     11.55      522,721      5,040,454   -43.78%     -43.04%       1.82%
            2007                 1.25%    2.55%     12.80     20.35      588,977     10,005,432    -0.08%       1.08%       1.38%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
            2011                 0.65%    2.20%     10.07     12.36      125,830      1,468,542    -9.29%      -7.87%       1.31%
            2010                 0.65%    2.20%     13.13     13.39       64,486        857,331     9.08%      10.06%       1.30%
            2009     5/19/09     0.75%    1.65%     12.04     12.16        9,804        119,035     0.99%      21.16%       4.21%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                 1.40%    2.60%      3.79     10.61       27,990        137,286    -9.83%      -9.19%       0.15%
            2010                 1.40%    2.10%      4.19      4.86       36,269        177,636    13.60%      13.88%       0.78%
            2009                 1.40%    1.65%      3.69      4.27       44,985        179,686    19.10%      19.40%       0.62%
            2008                 1.40%    1.65%      3.10      3.57       53,514        181,176   -43.44%     -43.29%       0.00%
            2007                 1.40%    1.65%      5.47      6.30       67,058        405,234    10.18%      10.46%       0.00%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
            2011                 1.40%    1.70%      8.55     11.85        6,580         60,748    -9.66%      -9.39%       0.00%
            2010                 1.40%    1.70%      9.47     13.11        6,814         69,484    13.27%      13.61%       0.54%
            2009                 1.25%    1.70%      8.36     11.56        9,168         86,254    18.69%      19.22%       0.28%
            2008                 1.25%    1.70%      7.04      9.73       10,047         80,198   -43.60%     -43.34%       0.00%
            2007                 1.25%    1.70%     12.48     17.23       10,820        153,703     9.85%      10.35%       0.00%
INVESCO V.I. CORE EQUITY SERIES I
            2011                 1.40%    1.65%      7.38      8.02       48,973        382,029    -1.70%      -1.45%       0.95%
            2010                 1.40%    1.65%      7.50      8.13       52,914        419,992     7.76%       8.03%       0.94%
            2009                 1.40%    2.15%      6.96     10.76       72,234        533,456    25.57%      26.51%       1.73%
            2008                 1.40%    2.15%      5.52      8.57       95,576        560,729   -31.63%     -31.11%       1.90%
            2007                 1.40%    2.15%      8.03      8.64      126,614      1,079,752     6.35%       6.61%       0.97%
INVESCO V.I. CORE EQUITY SERIES II
            2011                 1.40%    1.60%     11.43     15.01          629          8,279    -1.88%      -1.68%       0.83%
            2010                 1.40%    1.60%     11.63     15.30          666          9,230     7.53%       7.74%       0.45%
            2009                 1.40%    1.60%     10.79     14.23        1,430         16,483    25.96%      26.21%       0.94%
            2008                 1.40%    1.60%      8.55     11.29        4,155         36,379   -31.44%     -31.30%       1.93%
            2007                 1.40%    1.60%     12.45     16.47        4,100         52,247     6.16%       6.38%       1.02%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 1.40%    1.40%    $11.70    $11.70        9,374   $    109,643    -8.04%      -8.04%       1.54%
            2010                 1.40%    1.40%     12.72     12.72        9,649        122,723    11.30%      11.30%       2.33%
            2009                 1.40%    1.40%     11.43     11.43       10,020        114,506    33.36%      33.36%       1.21%
            2008                 1.40%    1.65%      7.52      8.57       21,030        178,491   -41.36%     -41.21%       0.41%
            2007                 1.40%    1.65%     12.83     14.58       35,278        511,337    12.84%      13.12%       0.35%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
            2011                 1.40%    1.70%     17.32     21.00       10,202        199,478    -8.56%      -8.29%       1.16%
            2010                 1.40%    1.70%     18.95     22.94       10,304        219,863    10.71%      11.04%       1.81%
            2009                 1.40%    1.70%     17.11     20.70       10,720        205,627    32.63%      33.04%       1.41%
            2008                 1.40%    1.70%     12.90     15.59       11,997        171,182   -41.55%     -41.37%       0.40%
            2007                 1.35%    1.70%     22.07     26.65       16,233        396,637    12.52%      12.91%       0.37%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                 1.35%    1.70%     15.64     16.36       39,014        622,262    -0.35%      -0.01%       2.16%
            2010                 1.35%    1.70%     15.70     16.40       40,823        653,622     6.30%       6.67%       2.46%
            2009                 1.35%    1.70%     14.77     15.42       49,333        742,768    23.47%      23.90%       2.53%
            2008                 1.25%    1.70%     11.96     12.47       75,551        924,265   -17.48%     -17.10%       2.48%
            2007                 1.25%    1.70%     14.47     15.10       70,061      1,030,575     8.43%       8.92%       2.15%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2011                 1.25%    1.70%     17.32     22.25       27,036        542,131    -3.31%      -2.87%       0.00%
            2010                 1.25%    1.70%     17.92     22.99       31,864        663,530    23.41%      23.96%       0.00%
            2009                 1.25%    1.70%     14.52     18.61       46,217        765,293    42.01%      42.65%       0.00%
            2008                 1.25%    1.70%     10.22     13.09       51,127        592,797   -44.80%     -44.56%       0.06%
            2007                 1.25%    1.70%     18.52     23.69       60,422      1,261,161    19.69%      20.23%       0.07%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2011                 1.40%    1.60%      9.86     11.85          984         11,247   -15.36%     -15.18%       0.44%
            2010                 1.40%    1.60%     13.71     14.00        1,495         20,304    13.69%      13.86%       0.46%
            2009                 1.45%    1.60%     12.05     12.31        1,419         17,207    35.23%      35.43%       1.21%
            2008                 1.45%    1.60%      8.90      9.11        1,834         16,488   -45.69%     -45.60%       0.96%
            2007                 1.45%    1.60%     16.37     16.77        2,474         41,084     7.63%       7.79%       0.57%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
            2011                 1.25%    2.70%     10.99     11.09      127,945      1,409,213   -10.97%     -10.43%       0.09%
            2010    11/29/10     1.30%    1.90%     12.34     12.38       10,447        129,265     1.13%       5.76%       0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
            2011                 1.15%    2.70%     10.06     10.15      138,964      1,404,041   -21.00%     -20.52%       0.90%
            2010    11/23/10     1.30%    1.90%     12.73     12.77        5,921         75,551     1.82%       5.45%       0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
            2011                 1.25%    2.95%     11.65     11.76      331,443      3,874,337    -6.47%      -5.91%       0.06%
            2010    11/19/10     1.30%    1.90%     12.46     12.50       31,890        397,998     1.80%       6.38%       0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
            2011                 1.25%    2.95%     11.65     11.76      323,320      3,771,189    -4.07%      -3.50%       0.12%
            2010    11/22/10     1.30%    1.90%     12.14     12.18       30,537        371,435     0.85%       4.53%       0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
            2011                 1.25%    2.90%     10.29     10.38      269,042      2,773,266   -15.94%     -15.43%       0.10%
            2010    12/2/10      1.30%    1.90%     12.24     12.27       10,767        132,078     1.02%       1.95%       0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.75%    2.95%     10.49     11.44      714,612      7,950,911     1.15%       3.25%       0.00%
            2010                 0.75%    2.80%     10.37     11.14      672,638      7,321,779    22.90%      25.44%       0.00%
            2009                 0.75%    2.80%      8.50      8.92      595,873      5,229,059    34.84%      37.28%       0.00%
            2008                 0.75%    2.55%      6.32      6.53      568,879      3,672,296   -40.67%     -39.89%       0.00%
            2007                 1.25%    2.55%     10.75     10.86      326,226      3,521,020     1.42%       2.08%       0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
            2011                 0.80%    3.05%     10.94     11.17    1,085,655     12,052,355     9.01%      10.43%       3.08%
            2010    11/18/10     1.30%    2.60%     10.04     10.12      114,500      1,156,079    -2.28%       1.08%       0.91%
LVIP CAPITAL GROWTH SERVICE CLASS
            2011                 0.65%    2.60%      8.11     10.50      255,031      2,256,322   -11.53%      -9.83%       0.00%
            2010                 0.65%    2.55%      9.17      9.82      182,917      1,759,064    15.68%      17.92%       0.00%
            2009                 0.65%    2.70%      7.95      8.31      108,531        886,634    31.27%      33.52%       0.07%
            2008                 0.75%    2.45%      6.05      6.17       90,952        558,156   -43.14%     -42.46%       0.00%
            2007     7/11/07     1.25%    2.45%     10.65     10.73       61,679        660,009    -0.91%       9.07%       0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2011                 0.80%    2.95%    $ 6.22    $ 6.79      866,351   $  5,694,866   -11.42%      -9.71%       0.00%
            2010                 0.90%    2.80%      7.02      7.52      730,226      5,337,719    14.42%      16.61%       0.00%
            2009                 0.90%    2.80%      6.17      6.40      647,497      4,093,020    33.96%      35.92%       0.00%
            2008                 1.15%    2.60%      4.65      4.71      489,716      2,289,889   -43.30%     -42.84%       1.35%
            2007     6/6/07      1.15%    1.95%      8.20      8.24      193,702      1,591,943   -16.26%      -4.06%       0.58%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2011                 1.05%    2.85%      8.39      8.89      116,891      1,019,808    -4.47%      -3.27%       0.00%
            2010                 1.30%    2.55%      8.83      9.19       87,323        790,627    21.50%      22.84%       0.00%
            2009                 1.30%    2.40%      7.37      7.46       58,275        431,485    22.01%      22.63%       0.36%
            2008                 1.40%    1.90%      6.06      6.09       56,185        340,393   -35.21%     -35.05%       0.26%
            2007     7/11/07     1.30%    1.65%      9.36      9.38       14,899        139,493    -7.59%      -2.38%       0.83%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 1.25%    2.80%     12.49     19.57      671,512     11,251,111     4.82%       6.30%       3.30%
            2010                 1.25%    2.65%     11.91     18.43      790,437     12,528,566     5.65%       7.14%       3.17%
            2009                 1.25%    2.65%     11.28     17.23      939,493     14,140,359    15.79%      17.42%       4.00%
            2008                 1.25%    2.65%      9.74     14.70    1,155,221     14,987,636    -5.46%      -4.13%       4.02%
            2007                 1.25%    2.65%     10.38     15.35    1,662,099     22,254,222     3.00%       4.14%       4.82%
LVIP DELAWARE BOND SERVICE CLASS
            2011                 0.65%    2.95%     10.98     14.14    4,320,019     57,660,438     4.30%       6.56%       3.20%
            2010                 0.65%    2.80%     11.62     13.36    3,666,301     46,866,116     5.13%       7.42%       2.95%
            2009                 0.65%    2.80%     11.18     12.53    3,621,392     43,880,347    15.50%      17.71%       4.59%
            2008                 0.65%    2.55%      9.68     10.72    3,005,756     31,297,680    -5.70%      -4.46%       4.60%
            2007                 1.25%    2.55%     10.29     11.23    2,689,617     29,591,599     2.63%       3.86%       4.88%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2011                 0.80%    2.90%      9.68      9.88      538,092      5,281,610    -2.99%      -1.77%       2.35%
            2010    11/23/10     1.30%    2.55%      9.98     10.06       79,582        798,262    -0.05%       0.03%       0.44%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 1.25%    2.45%     10.77     15.51       19,339        280,500    -4.40%      -3.24%       1.96%
            2010                 1.25%    2.45%     11.27     16.08       24,404        368,235     9.77%      11.09%       2.54%
            2009                 1.25%    2.45%     10.26     14.53       32,353        438,586    28.79%      30.35%       1.67%
            2008                 1.25%    2.45%      7.97     11.19       37,992        395,662   -34.84%     -34.05%       6.34%
            2007                 1.25%    2.45%     15.49     17.02       43,064        681,725     4.58%       5.05%       1.68%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2011                 1.25%    2.80%     10.35     14.28      211,759      2,709,839    -4.97%      -3.49%       1.76%
            2010                 1.25%    2.85%     10.87     14.88      264,021      3,524,951     9.05%      10.81%       2.47%
            2009                 1.25%    2.85%      9.96     13.44      283,186      3,425,915    27.96%      29.96%       1.47%
            2008                 1.30%    2.85%      7.87     10.35      294,315      2,777,935   -35.07%     -34.25%       7.85%
            2007                 1.30%    2.55%     12.36     15.74      182,399      2,741,873     4.12%       4.74%       1.57%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2011                 0.75%    2.55%      9.32     10.28      180,122      1,810,353    -1.70%       0.09%       0.79%
            2010                 0.75%    2.55%      9.32     10.33      149,036      1,509,371     9.71%      11.70%       0.68%
            2009                 0.75%    2.55%      8.75      9.30      128,534      1,178,088    21.36%      22.63%       0.96%
            2008                 1.30%    2.35%      7.31      7.58       93,226        699,617   -37.49%     -36.82%       1.09%
            2007                 1.30%    2.35%     11.82     12.00       65,174        776,638     3.86%       4.49%       1.11%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 1.25%    2.60%     13.92     16.76       47,269        720,749    -1.45%      -0.61%       0.74%
            2010                 1.25%    2.10%     14.07     16.93       52,379        815,938     9.69%      10.18%       0.59%
            2009                 1.25%    1.70%     12.83     15.41       62,558        887,698    27.81%      28.39%       0.70%
            2008                 1.25%    1.70%     10.04     12.05       66,181        737,175   -35.52%     -35.23%       0.84%
            2007                 1.25%    1.70%     15.57     18.67       79,036      1,366,209     1.23%       1.69%       0.84%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2011                 0.75%    2.90%      9.43     15.05      178,709      2,336,775    -2.24%      -0.46%       0.42%
            2010                 0.75%    2.55%      9.47     15.21      162,869      2,248,485     8.60%      10.35%       0.25%
            2009                 0.75%    2.45%      8.58     13.86      193,793      2,474,240    26.41%      28.57%       0.36%
            2008                 0.75%    2.45%      7.49     10.85      217,703      2,187,066   -36.23%     -35.45%       0.58%
            2007                 1.25%    2.45%     11.74     16.82      206,066      3,349,982     0.22%       1.38%       0.64%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2011                 0.80%    2.95%    $ 8.28    $ 8.80      232,336   $  2,001,697    -7.91%      -6.71%       0.00%
            2010                 1.25%    2.55%      9.19      9.43      141,879      1,310,134    27.66%      28.56%       0.39%
            2009                 1.25%    2.50%      7.21      7.33      166,672      1,208,196    27.54%      28.37%       0.93%
            2008                 1.25%    1.90%      5.65      5.71       63,135        358,094   -38.05%     -37.64%       1.06%
            2007     7/16/07     1.25%    1.90%      9.13      9.16       28,868        263,794    -9.30%       0.42%       0.69%
LVIP DIMENSIONAL NON-U.S. EQUITY SERVICE CLASS
            2011     6/8/11      1.10%    2.55%      8.25      8.33       64,951        539,196   -18.01%       6.23%       0.14%
LVIP DIMENSIONAL U.S. EQUITY SERVICE CLASS
            2011     6/8/11      1.10%    1.90%      9.34      9.39       66,209        619,972    -7.18%      11.21%       0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
            2011     6/7/11      1.05%    2.95%     10.26     10.38      605,794      6,263,544    -0.07%       3.54%       0.19%
LVIP GLOBAL INCOME SERVICE CLASS
            2011                 0.75%    2.95%     11.04     11.66    1,262,369     14,310,639    -2.01%       0.07%       4.80%
            2010                 0.75%    2.85%     11.27     11.66      655,511      7,511,475     6.40%       8.61%       3.82%
            2009     7/10/09     0.75%    2.80%     10.60     10.73      127,526      1,359,469    -2.16%       5.43%       2.66%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 1.25%    2.70%     11.82     14.54        9,207        111,981    -7.27%      -6.86%       0.24%
            2010                 1.25%    1.70%     12.74     15.66        8,961        121,493     9.47%       9.96%       0.70%
            2009                 1.25%    1.70%     11.64     14.29       10,258        125,584    36.19%      36.80%       0.77%
            2008                 1.25%    1.70%      8.55     10.48       13,433        121,269   -41.82%     -41.56%       0.67%
            2007                 1.25%    1.70%     14.69     18.00       14,679        228,839    18.39%      18.92%       0.26%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
            2011                 1.15%    2.95%      9.84     13.34      121,650      1,446,792    -8.53%      -7.00%       0.00%
            2010                 1.15%    2.80%     10.76     14.38      131,778      1,721,907     8.01%       9.81%       0.54%
            2009                 1.15%    2.80%     10.37     13.17      117,578      1,450,153    35.57%      36.59%       0.89%
            2008                 1.15%    1.90%      7.59      9.66      103,965        953,011   -42.08%     -41.64%       0.56%
            2007                 1.15%    1.90%     13.42     16.59       64,821      1,023,651    17.85%      18.56%       0.08%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
            2011                 1.05%    2.95%     10.85     10.96      323,764      3,530,487     0.60%       1.21%       7.32%
            2010    11/19/10     1.30%    1.90%     10.78     10.83       12,833        138,587     0.54%       0.76%       1.01%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2011                 0.65%    2.70%      6.96     11.04      412,107      3,056,730   -12.50%     -10.68%       2.72%
            2010                 0.65%    2.70%      7.95      8.53      359,169      2,972,670     9.82%      11.98%       0.57%
            2009                 0.75%    2.70%      7.33      7.62      271,562      2,021,186    32.50%      34.50%       0.72%
            2008                 0.75%    2.25%      5.56      5.63      229,810      1,282,862   -50.03%     -49.63%       1.08%
            2007     6/8/07      1.10%    1.90%     11.13     11.18       81,977        913,932    -5.48%      22.98%       0.80%
LVIP MFS VALUE SERVICE CLASS
            2011                 0.65%    2.80%      7.79     10.79    1,261,992     10,575,160    -3.10%      -1.00%       1.29%
            2010                 0.65%    2.80%      8.04      8.69      942,376      7,930,493     8.24%      10.59%       1.19%
            2009                 0.65%    2.80%      7.50      7.86      597,763      4,580,700    17.75%      19.89%       1.44%
            2008                 0.65%    2.45%      6.42      6.51      370,870      2,393,206   -33.76%     -33.20%       1.26%
            2007     6/26/07     1.10%    1.95%      9.69      9.74      103,062      1,000,521    -3.80%       5.03%       0.91%
LVIP MID-CAP VALUE SERVICE CLASS
            2011                 0.75%    2.85%      7.19      7.92      427,742      3,244,684   -12.09%     -10.22%       0.00%
            2010                 0.75%    2.85%      8.19      8.77      349,617      2,979,731    20.18%      22.48%       0.01%
            2009                 0.90%    2.80%      6.97      7.11      268,417      1,882,270    39.34%      40.46%       0.31%
            2008                 1.15%    1.95%      5.00      5.06      219,819      1,103,680   -42.00%     -41.53%       0.11%
            2007     6/6/07      1.15%    1.95%      8.62      8.66      108,268        934,705   -13.49%       1.46%       0.28%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 1.25%    2.55%     10.43     19.18       92,986      1,672,493    -6.53%      -5.41%       3.11%
            2010                 1.25%    2.45%     11.16     20.35       91,896      1,789,661    -0.01%       1.19%       2.98%
            2009                 1.25%    2.45%     11.16     20.18      117,151      2,267,726    18.29%      19.73%       3.31%
            2008                 1.25%    2.45%      9.44     16.92      133,119      2,154,235   -38.19%     -37.44%       4.74%
            2007                 1.25%    2.45%     24.39     27.14      156,638      4,042,481     9.61%      10.10%       2.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2011                 0.75%    2.95%    $ 8.38    $17.21      465,747   $  6,629,211    -7.09%      -5.17%       2.81%
            2010                 0.75%    2.80%     10.55     18.25      477,244      7,448,268    -0.61%       0.94%       3.01%
            2009                 1.25%    2.80%     10.55     18.10      525,340      8,335,441    17.58%      19.42%       3.13%
            2008                 1.25%    2.80%      9.34     15.17      541,088      7,326,395   -38.37%     -37.60%       4.75%
            2007                 1.25%    2.50%     15.15     24.34      535,964     11,895,716     8.46%       9.83%       1.86%
LVIP MONEY MARKET STANDARD CLASS
            2011                 1.25%    2.45%      9.78     10.98      317,927      3,378,567    -2.41%      -1.21%       0.03%
            2010                 1.25%    2.45%     10.02     11.13      351,694      3,791,835    -2.39%      -1.20%       0.05%
            2009                 1.25%    2.45%     10.27     11.28      586,054      6,399,225    -2.13%      -0.94%       0.32%
            2008                 1.25%    2.45%     10.49     11.40      920,631     10,085,363    -0.13%       1.07%       2.22%
            2007                 1.25%    2.45%     10.51     11.30      567,676      6,288,607     2.41%       3.66%       4.85%
LVIP MONEY MARKET SERVICE CLASS
            2011                 0.75%    2.90%      9.46     10.47    1,518,418     15,248,538    -2.73%      -0.72%       0.03%
            2010                 0.75%    2.80%      9.72     10.60    1,453,345     14,882,422    -2.72%      -0.71%       0.04%
            2009                 0.75%    2.80%      9.99     10.73    1,649,506     17,180,141    -2.68%      -0.67%       0.09%
            2008                 0.75%    2.80%     10.34     10.85    2,317,934     24,490,806    -0.38%       0.82%       1.98%
            2007                 1.25%    2.45%     10.33     10.75    1,538,687     16,222,762     2.17%       3.35%       4.58%
LVIP PROTECTED PROFILE 2010 SERVICE CLASS
            2011                 1.30%    2.55%      9.91     10.50       80,430        832,654    -1.55%      -0.31%       0.59%
            2010                 1.30%    2.55%     10.07     10.53       90,394        935,858     8.39%       9.75%       0.86%
            2009                 1.30%    2.55%      9.36      9.60       86,639        822,784    21.34%      22.49%       1.73%
            2008                 1.30%    2.25%      7.71      7.71       64,209        499,512   -25.79%     -25.79%       1.70%
            2007    10/17/07     2.25%    2.25%     10.40     10.40       28,852        299,939     0.06%       0.06%       0.32%
LVIP PROTECTED PROFILE 2020 SERVICE CLASS
            2011                 1.30%    2.55%      9.43      9.99      316,250      3,104,254    -2.57%      -1.34%       0.42%
            2010                 1.25%    2.55%      9.68     10.14       50,353        501,684     8.95%      10.36%       0.66%
            2009                 1.25%    2.55%      9.03      9.18       51,484        466,940    22.99%      23.73%       1.78%
            2008                 1.30%    1.90%      7.39      7.39       32,242        237,153   -28.19%     -28.19%       1.55%
            2007     6/26/07     1.55%    1.55%     10.29     10.29          865          8,896     1.76%       1.76%       0.33%
LVIP PROTECTED PROFILE 2030 SERVICE CLASS
            2011                 1.30%    1.90%      9.43      9.70       40,148        384,876    -2.68%      -2.09%       0.64%
            2010                 1.30%    1.90%      9.69      9.90       42,279        414,905    10.15%      10.81%       0.56%
            2009                 1.30%    1.90%      8.80      8.94       53,848        477,964    25.25%      26.00%       1.46%
            2008                 1.30%    1.90%      7.09      7.09       50,346        356,008   -31.85%     -31.85%       0.81%
            2007    12/14/07     1.30%    1.30%     10.41     10.41          737          7,671     0.86%       0.86%       0.00%
LVIP PROTECTED PROFILE 2040 SERVICE CLASS
            2011                 1.80%    1.80%      8.88      8.88          931          8,275    -3.48%      -3.48%       0.19%
            2010                 1.65%    1.90%      9.17      9.25        8,284         76,452    11.25%      11.53%       0.40%
            2009                 1.60%    1.90%      8.24      8.31       15,520        128,587    28.17%      28.56%       1.27%
            2008                 1.60%    1.90%      6.46      6.46       17,041        109,942   -36.77%     -36.77%       0.11%
            2007    12/11/07     1.65%    1.65%     10.21     10.21          484          4,951    -0.69%      -0.69%       0.00%
LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
            2011                 0.65%    2.85%     11.62     12.91    1,421,904     17,794,544     0.52%       2.65%       1.93%
            2010                 0.75%    2.85%     11.56     12.64    1,028,388     12,635,635     7.14%       8.86%       3.66%
            2009                 1.25%    2.85%     10.79     11.61      833,593      9,465,517    21.05%      23.00%       4.42%
            2008                 1.25%    2.85%      8.93      9.44      550,326      5,123,736   -20.90%     -19.66%       2.06%
            2007                 1.25%    2.80%     11.56     11.74      373,405      4,342,379     5.48%       6.12%       1.90%
LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
            2011                 0.75%    2.80%     10.25     11.84    1,884,835     21,580,166    -3.00%      -0.99%       1.75%
            2010                 0.75%    2.80%     10.37     12.01    1,687,929     19,727,783     9.33%      11.42%       2.83%
            2009                 0.90%    2.80%     10.08     10.80    1,332,778     14,124,608    25.16%      27.05%       4.24%
            2008                 1.30%    2.80%      8.05      8.50    1,371,009     11,503,260   -35.42%     -34.44%       0.79%
            2007                 1.25%    2.80%     12.57     12.98    1,154,194     14,836,003     6.84%       8.18%       1.52%
LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
            2011                 0.75%    2.90%     11.16     12.49    4,221,992     50,672,579    -1.92%       0.16%       1.62%
            2010                 0.75%    2.85%     11.16     12.54    3,194,946     39,011,600     8.54%      10.68%       2.80%
            2009                 0.90%    2.85%     10.57     11.37    2,881,089     32,177,868    24.14%      26.27%       4.05%
            2008                 1.15%    2.85%      8.39      9.01    3,014,242     26,819,220   -28.87%     -27.65%       1.74%
            2007                 1.15%    2.85%     12.07     12.47    2,497,429     30,859,220     6.31%       7.65%       1.31%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP SSgA BOND INDEX SERVICE CLASS
            2011                 0.90%    2.95%    $11.26    $12.06    2,870,538   $ 33,548,216     4.12%       6.17%       2.92%
            2010                 0.90%    2.85%     10.83     11.36    2,753,241     30,602,415     2.79%       4.76%       2.14%
            2009                 0.90%    2.80%     10.58     10.79    1,344,495     14,412,752     1.64%       2.97%       2.16%
            2008     7/7/2008    1.25%    2.55%     10.41     10.48      393,102      4,112,314     2.70%       6.05%       0.76%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
            2011     2/10/11     1.30%    2.95%     10.33     10.57      174,192      1,825,748    -2.93%       3.21%       0.24%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 1.30%    2.70%     10.53     10.53      470,832      4,934,049     1.22%       1.22%       0.21%
            2010    12/8/10      1.30%    1.30%     10.41     10.41        4,856         50,557     1.08%       1.08%       0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2011                 0.90%    2.80%      7.74      8.18      513,585      4,122,345   -14.78%     -13.44%       2.26%
            2010                 1.25%    2.80%      9.08      9.45      501,816      4,677,746     4.05%       5.67%       1.25%
            2009                 1.25%    2.80%      8.76      8.94      251,863      2,236,344    40.69%      42.53%       1.71%
            2008     7/16/2008   1.25%    2.55%      6.23      6.27       90,944        569,302   -33.94%      20.38%       1.96%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
            2011                 0.90%    2.95%     11.33     12.11      517,112      6,077,347   -17.50%     -15.92%       2.50%
            2010                 0.90%    2.80%     13.73     14.41      511,545      7,217,769    23.93%      26.79%       1.17%
            2009                 0.90%    2.80%     11.12     11.34      342,441      3,859,425    84.71%      87.12%       1.53%
            2008     7/16/2008   1.25%    2.55%      6.02      6.06       74,056        448,279   -39.37%      21.11%       1.23%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
            2011                 0.80%    2.95%     10.28     10.91    2,158,045     22,926,088    -2.21%      -1.33%       1.44%
            2010                 1.30%    2.20%     10.66     11.06      309,603      3,349,785     6.38%       7.08%       0.79%
            2009                 1.30%    1.95%     10.02     10.32      322,166      3,278,800    27.95%      28.78%       6.47%
            2008                 1.30%    1.95%      7.83      8.02      325,144      2,576,159   -41.77%     -41.38%       0.33%
            2007                 1.25%    1.95%     13.47     13.69      184,558      2,503,334     8.66%       9.37%       0.72%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
            2011                 0.90%    2.85%      6.96      7.44      940,151      6,775,945   -15.01%     -13.37%       1.16%
            2010                 0.90%    2.80%      8.18      8.59      817,811      6,865,472     3.83%       5.82%       1.49%
            2009                 0.90%    2.80%      7.91      8.07      375,412      3,010,040    24.32%      25.95%       1.82%
            2008     7/7/2008    1.25%    2.55%      6.36      6.41      107,278        686,271   -33.64%      18.08%       1.41%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
            2011                 0.90%    2.85%     10.43     11.02      954,164     10,325,255    -0.76%       0.80%       1.32%
            2010                 1.10%    2.80%     10.51     10.93    1,082,247     11,676,876    15.62%      17.42%       1.30%
            2009                 1.25%    2.80%      9.13      9.31      511,442      4,730,638    31.56%      33.28%       1.48%
            2008     7/16/2008   1.25%    2.55%      6.94      6.99      165,085      1,150,990   -30.68%      11.67%       0.58%
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
            2011                 0.65%    2.90%     10.43     10.43      420,465      4,378,544    -2.11%      -2.11%       0.10%
            2010    12/7/10      1.25%    1.65%     10.65     10.67       48,688        519,247     0.81%       1.34%       0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 1.15%    2.95%     10.35     10.44    2,586,633     26,866,567    -1.84%      -1.25%       0.22%
            2010    12/6/10      1.30%    1.90%     10.54     10.57       84,035        886,695     0.91%       1.45%       0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
            2011                 1.30%    2.95%     10.33     10.37      316,364      3,264,535    -4.28%      -4.04%       0.03%
            2010    12/20/10     1.30%    1.55%     10.79     10.80       18,233        196,856     0.32%       1.01%       0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 1.25%    2.90%     10.42     10.51    1,274,024     13,317,403    -3.84%      -3.26%       0.18%
            2010    11/24/10     1.30%    1.90%     10.84     10.86       78,770        854,596     1.02%       3.08%       0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 1.40%    2.35%      9.43     10.04       42,395        402,908    -0.52%       0.43%       0.87%
            2010                 1.40%    2.35%      9.48      9.99       48,434        463,460    12.06%      13.13%       2.00%
            2009                 1.40%    2.35%      8.53      8.83       18,571        161,394    23.43%      24.36%       0.61%
            2008                 1.40%    2.15%      7.10      7.10       32,633        230,929   -38.07%     -38.07%       4.78%
            2007     8/29/07     1.40%    1.40%     11.47     11.47       11,896        136,420     0.43%       0.43%       1.08%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
            2011                 0.80%    2.95%      8.87      9.97    1,931,039     18,608,418    -1.21%       0.69%       0.70%
            2010                 0.90%    2.80%      8.81      9.94    1,808,456     17,453,770    11.29%      13.42%       1.07%
            2009                 0.90%    2.80%      8.28      8.79    1,133,198      9,790,077    22.61%      24.34%       1.33%
            2008                 1.15%    2.55%      6.91      7.06      761,531      5,327,198   -38.53%     -38.16%       5.05%
            2007     4/27/07     1.30%    1.90%     11.25     11.42      158,805      1,798,089    -2.95%       1.07%       1.52%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
            2011                 0.90%    3.05%    $ 8.03    $ 8.79      661,006   $  5,591,990    -7.48%      -5.65%       0.10%
            2010                 0.90%    2.85%      8.70      9.32      645,999      5,842,260    22.40%      24.74%       0.34%
            2009                 0.90%    2.80%      7.15      7.42      465,259      3,409,090    22.48%      24.27%       0.56%
            2008                 1.15%    2.60%      5.90      5.97      315,131      1,868,880   -35.38%     -34.89%       1.26%
            2007     6/6/07      1.15%    1.90%      9.13      9.17       57,359        524,655   -10.18%       1.20%       0.62%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
            2011                 0.90%    2.80%     12.41     13.11      248,780      3,203,267    -5.15%      -3.67%       1.45%
            2010                 1.25%    2.80%     13.09     13.61      243,536      3,270,464    23.92%      25.85%       1.91%
            2009                 1.25%    2.80%     10.60     10.81      134,130      1,440,616    47.48%      49.42%       1.98%
            2008     7/16/2008   1.25%    2.55%      7.19      7.24       37,800        273,108   -32.73%      25.69%       0.76%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2011                 0.75%    2.90%      8.33      9.16      451,951      3,962,905    -4.60%      -2.63%       0.00%
            2010                 0.75%    2.80%      8.73      9.40      238,999      2,168,082    13.22%      15.57%       0.00%
            2009                 0.75%    2.80%      7.90      8.14      172,515      1,366,963    40.04%      41.66%       0.00%
            2008                 0.75%    1.90%      5.64      5.69      118,843        672,060   -43.08%     -42.74%       0.00%
            2007     8/7/07      1.30%    1.90%      9.91      9.94        8,694         86,268    -4.44%       1.29%       0.19%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 1.40%    2.35%     12.20     19.07        3,454         62,245    -6.10%      -5.21%       0.00%
            2010                 1.40%    2.35%     12.99     20.16        6,068        109,984    25.39%      26.58%       0.00%
            2009                 1.40%    2.35%     10.36     15.96        7,809        114,153    42.94%      44.31%       0.11%
            2008                 1.40%    2.35%      7.25     11.08        6,888         68,297   -44.11%     -43.57%       0.00%
            2007                 1.40%    2.35%     16.04     19.68        7,894        137,685    11.67%      12.01%       0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2011                 0.80%    2.95%     11.02     17.39      209,432      3,110,262    -6.76%      -4.97%       0.00%
            2010                 0.90%    2.80%     11.59     18.38      164,256      2,677,560    24.53%      26.91%       0.00%
            2009                 0.90%    2.80%      9.97     14.55      144,139      1,925,598    43.22%      44.37%       0.00%
            2008                 1.10%    1.90%      6.90     10.10       98,002        930,708   -44.00%     -43.54%       0.00%
            2007                 1.10%    1.90%     13.24     17.94       74,170      1,248,970    11.17%      11.84%       0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
            2011                 0.65%    2.95%      7.09      7.83      610,143      4,567,332    -6.01%      -3.91%       1.97%
            2010                 0.65%    2.80%      7.54      8.12      531,857      4,174,991     3.37%       5.51%       1.72%
            2009                 0.75%    2.80%      7.35      7.70      490,915      3,688,563    24.60%      26.85%       1.82%
            2008                 0.75%    2.50%      5.96      6.02      414,443      2,478,450   -39.07%     -38.70%       2.15%
            2007     6/5/07      1.30%    1.90%      9.78      9.81      225,785      2,210,571    -3.38%       3.58%       2.46%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
            2011                 1.15%    2.95%      8.49      9.18      203,299      1,816,660   -10.42%      -8.88%       0.00%
            2010                 1.15%    2.85%      9.50     10.08      150,691      1,480,721    23.43%      25.49%       0.00%
            2009                 1.15%    2.80%      7.80      8.03      135,348      1,065,818    45.19%      46.36%       0.00%
            2008                 1.15%    1.95%      5.37      5.49      128,783        697,056   -50.41%     -50.01%       0.00%
            2007     6/8/07      1.15%    1.95%     10.82     10.98       74,933        815,779    -1.77%      10.12%       0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2011     7/11/11     0.80%    2.60%      9.29      9.40       51,312        480,762    -6.15%      12.32%       0.85%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2011     6/29/11     1.30%    2.90%      8.27      8.36       66,049        551,143   -18.35%       2.72%       0.00%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
            2011                 0.75%    2.95%      8.79      9.73      149,732      1,417,960    -5.50%      -3.54%       0.80%
            2010                 0.75%    2.80%      9.30     10.14      127,314      1,255,952    14.39%      16.30%       0.72%
            2009                 1.15%    2.80%      8.14      8.73      153,112      1,307,180    20.01%      21.58%       0.96%
            2008                 1.15%    2.45%      6.88      7.19      157,959      1,117,134   -39.97%     -39.25%       1.64%
            2007                 1.25%    2.45%     11.54     11.83       99,520      1,163,327     1.83%       2.79%       1.28%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
            2011                 0.75%    2.35%     14.99     15.06        6,335         88,245    -5.34%      -5.20%       0.26%
            2010     5/21/10     0.75%    0.90%     15.83     15.88        2,264         35,937    14.45%      18.64%       0.36%
MFS VIT CORE EQUITY SERVICE CLASS
            2011                 1.40%    2.35%     10.34     15.53        3,363         41,648    -3.57%      -2.65%       0.44%
            2010                 1.40%    2.35%     10.72     15.99        6,602         91,399    14.15%      15.24%       0.91%
            2009                 1.40%    2.35%      9.39     13.90        7,687         91,487    29.17%      30.40%       1.31%
            2008                 1.40%    2.35%      7.27     10.68        8,254         76,056   -40.74%     -40.17%       0.42%
            2007                 1.25%    2.35%     12.27     17.89        9,937        155,994     8.30%       9.49%       0.10%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
MFS VIT GROWTH INITIAL CLASS
            2011                 1.40%    1.40%    $ 7.16    $ 7.16       15,353   $    109,949    -1.71%      -1.71%       0.19%
            2010                 1.40%    1.40%      7.29      7.29       20,823        151,706    13.73%      13.73%       0.12%
            2009                 1.40%    2.15%      6.41     11.45       24,920        163,102    34.75%      35.76%       0.30%
            2008                 1.40%    2.15%      4.72      8.50       29,618        142,578   -38.75%     -38.29%       0.23%
            2007                 1.40%    2.15%      7.65      7.65       42,747        331,875    19.49%      19.49%       0.00%
MFS VIT GROWTH SERVICE CLASS
            2011                 0.80%    2.60%      9.45     17.98       52,354        646,225    -3.06%      -1.84%       0.02%
            2010                 1.30%    2.55%      9.66     18.37       23,294        364,478    12.13%      13.54%       0.00%
            2009                 1.30%    2.55%     12.26     16.23       22,342        310,698    34.75%      35.48%       0.03%
            2008                 1.25%    1.90%      9.22     12.01       17,947        199,968   -38.60%     -38.32%       0.00%
            2007                 1.25%    1.70%      6.61     19.54       21,690        375,989    18.84%      19.38%       0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 1.40%    1.40%     14.58     14.58       47,810        697,218     0.36%       0.36%       2.59%
            2010                 1.40%    1.40%     14.53     14.53       56,209        816,796     8.40%       8.40%       2.89%
            2009                 1.40%    2.15%      9.94     13.41       81,281      1,087,744    15.52%      16.39%       3.96%
            2008                 1.40%    2.15%      8.60     11.52      120,074      1,381,280   -23.79%     -23.22%       3.22%
            2007                 1.40%    2.35%     15.00     15.00      165,761      2,475,169     2.77%       2.77%       2.64%
MFS VIT TOTAL RETURN SERVICE CLASS
            2011                 0.65%    2.85%     10.01     14.12    1,135,245     14,538,502    -1.27%       0.93%       2.39%
            2010                 0.65%    2.85%     10.14     14.10    1,198,487     15,470,557     6.55%       8.81%       2.53%
            2009                 0.75%    2.85%      9.39     13.04    1,267,316     15,292,357    14.42%      16.84%       3.18%
            2008                 0.75%    2.85%      8.33     11.25    1,166,594     12,218,673   -24.47%     -23.29%       2.86%
            2007                 1.25%    2.80%     11.13     14.72    1,244,701     17,178,371     1.42%       2.64%       2.24%
MFS VIT UTILITIES INITIAL CLASS
            2011                 1.40%    1.40%     19.04     19.04       25,620        487,714     5.30%       5.30%       3.20%
            2010                 1.40%    1.40%     18.08     18.08       32,317        584,237    12.23%      12.23%       3.18%
            2009                 1.40%    1.40%     16.11     16.11       38,609        621,943    31.37%      31.37%       5.40%
            2008                 1.40%    1.40%     12.26     12.26       53,498        656,021   -38.54%     -38.54%       1.61%
            2007                 1.40%    1.40%     19.95     19.95       71,980      1,436,071    26.12%      26.12%       0.96%
MFS VIT UTILITIES SERVICE CLASS
            2011                 0.75%    2.90%     12.65     33.75      685,691     13,455,945     3.57%       5.71%       3.04%
            2010                 0.75%    2.80%     11.99     32.20      557,635     11,092,347    10.49%      12.66%       3.02%
            2009                 0.75%    2.70%     11.66     28.82      593,173     10,612,729    29.46%      31.35%       4.56%
            2008                 1.15%    2.60%      8.88     22.04      634,382      8,758,111   -39.38%     -38.52%       1.30%
            2007                 1.15%    2.55%     17.60     36.01      540,313     12,897,539    24.85%      25.97%       0.73%
NB AMT MID-CAP GROWTH I CLASS
            2011                 1.25%    2.55%     12.60     19.83      217,266      3,579,845    -2.05%      -0.77%       0.00%
            2010                 1.25%    2.55%     12.83     20.05      257,458      4,293,649    25.85%      27.49%       0.00%
            2009                 1.25%    2.55%     10.16     15.78      312,161      4,113,976    28.29%      29.96%       0.00%
            2008                 1.25%    2.55%      8.21     12.19      388,501      3,961,626   -44.80%     -44.07%       0.00%
            2007                 1.25%    2.55%     14.91     21.87      426,933      7,875,625    19.56%      21.01%       0.00%
NB AMT REGENCY I CLASS
            2011                 1.25%    2.90%      9.71     18.14      253,041      3,721,504    -8.99%      -7.66%       0.61%
            2010                 1.25%    2.70%     10.63     19.71      302,631      4,932,486    23.01%      24.62%       0.69%
            2009                 1.25%    2.55%      8.61     15.87      384,586      5,109,230    42.87%      44.74%       1.78%
            2008                 1.25%    2.65%      6.31     11.00      443,184      4,097,055   -47.19%     -46.49%       1.19%
            2007                 1.25%    2.55%     11.97     20.64      484,103      8,453,793     0.75%       2.02%       0.43%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
            2011                 0.75%    1.30%     15.75     16.03       16,819        207,744    -9.71%      -9.21%       0.55%
            2010     5/21/10     0.75%    1.30%     17.45     17.65        3,824         67,373     1.60%      21.26%       0.00%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
            2011                 0.65%    2.50%     13.78     14.26       95,026      1,322,824    -9.33%      -8.14%      14.47%
            2010                 0.65%    1.95%     15.21     15.46       55,655        851,447    21.91%      23.10%      15.39%
            2009     7/1/09      0.90%    1.90%     12.48     12.56       24,322        304,150    12.38%      22.53%       6.29%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 1.40%    1.70%    $11.01    $13.07        6,602     $ 75,661    -2.84%      -2.55%       0.84%
            2010                 1.40%    1.70%     11.34     13.44        7,408       87,254     0.74%       1.04%       1.97%
            2009                 1.35%    1.70%     11.25     13.33       10,108      123,536    23.88%      24.25%       0.00%
            2008                 1.40%    1.70%      9.08     10.75       11,152      105,401   -18.47%     -18.23%       0.00%
            2007                 1.40%    1.70%     11.14     13.17       13,837      159,491    -2.28%      -1.98%       0.89%
PUTNAM VT GROWTH & INCOME CLASS IB
            2011                 1.40%    2.80%     10.77     13.17        4,382       56,120    -6.16%      -5.97%       1.22%
            2010                 1.40%    1.70%     11.14     14.03        4,509       58,401    12.45%      12.79%       1.52%
            2009                 1.40%    1.70%      9.90     12.47        4,506       51,857    27.62%      28.00%       2.98%
            2008                 1.40%    1.70%      7.76      9.76        8,118       71,886   -39.74%     -39.55%       2.16%
            2007                 1.40%    1.70%     12.88     16.18        8,889      130,029    -7.62%      -7.34%       1.32%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those ex-penses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to max-imum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                     AGGREGATE   AGGREGATE
                                                      COST OF    PROCEEDS
SUBACCOUNT                                           PURCHASES  FROM SALES
--------------------------------------------------  ----------  -----------
ABVPSF Global Thematic Growth Class B               $  675,238  $   485,095
ABVPSF Growth and Income Class B                       523,636    1,647,557
ABVPSF International Value Class B                   3,172,929    2,239,808
ABVPSF Large Cap Growth Class B                         23,856      121,793
ABVPSF Small/Mid Cap Value Class B                   2,602,741    3,706,385
American Century VP Inflation Protection Class II    3,786,366    4,687,838
American Funds Global Growth Class 2                 1,728,045    2,883,844
American Funds Global Small Capitalization Class 2   1,244,807    3,640,353
American Funds Growth Class 2                        5,027,701   22,340,814
American Funds Growth-Income Class 2                 3,129,876   15,140,806

                                                                AGGREGATE    AGGREGATE
                                                                 COST OF      PROCEEDS
SUBACCOUNT                                                      PURCHASES    FROM SALES
-------------------------------------------------------------  -----------  -----------
American Funds International Class 2                           $ 4,163,229  $ 7,294,220
BlackRock Global Allocation V.I. Class III                      26,106,486      884,420
Delaware VIP Diversified Income Service Class                   17,661,064   11,795,507
Delaware VIP Emerging Markets Service Class                      5,109,991    1,817,670
Delaware VIP High Yield Standard Class                             152,024      107,508
Delaware VIP High Yield Service Class                            3,172,649    4,384,690
Delaware VIP Limited-Term Diversified Income Service Class      11,933,459    3,703,021
Delaware VIP REIT Standard Class                                    48,536      152,610
Delaware VIP REIT Service Class                                  2,145,679    2,089,741
Delaware VIP Small Cap Value Standard Class                          7,184      109,964
Delaware VIP Small Cap Value Service Class                       4,064,229    3,287,038
Delaware VIP Smid Cap Growth Standard Class                         34,298      132,894
Delaware VIP Smid Cap Growth Service Class                       3,317,937    3,934,405
Delaware VIP U.S. Growth Service Class                           1,520,924      583,559
Delaware VIP Value Standard Class                                   43,914       37,310
Delaware VIP Value Service Class                                 2,376,746    2,189,086
DWS VIP Alternative Asset Allocation Plus Class B                3,788,107    5,487,579
DWS VIP Equity 500 Index Class A                                    61,187      245,998
DWS VIP Equity 500 Index Class B                                    62,433      704,411
DWS VIP Small Cap Index Class A                                     32,656      123,361
DWS VIP Small Cap Index Class B                                    167,888      545,816
Fidelity VIP Contrafund Service Class 2                          5,584,106    4,650,797
Fidelity VIP Equity-Income Initial Class                            16,295       43,274
Fidelity VIP Equity-Income Service Class 2                         163,761      508,795
Fidelity VIP Growth Initial Class                                   12,007       36,955
Fidelity VIP Growth Service Class 2                              1,030,092      791,975
Fidelity VIP Mid Cap Service Class 2                             7,427,056    3,258,655
Fidelity VIP Overseas Initial Class                                  1,825        5,987
Fidelity VIP Overseas Service Class 2                            2,175,457    2,067,101
FTVIPT Franklin Income Securities Class 2                        5,483,919    5,582,478
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2            598,166    1,781,977
FTVIPT Mutual Shares Securities Class 2                          3,353,825    1,605,858
FTVIPT Templeton Global Bond Securities Class 2                  3,234,287    4,265,974
FTVIPT Templeton Growth Securities Class 2                         137,775    1,017,639
Goldman Sachs VIT Large Cap Value Service Class                    967,923      233,873
Invesco V.I. Capital Appreciation Series I                           1,531       28,262
Invesco V.I. Capital Appreciation Series II                             --        3,387
Invesco V.I. Core Equity Series I                                   10,387       45,450
Invesco V.I. Core Equity Series II                                   1,196        2,022
Invesco V.I. International Growth Series I                           2,256        5,457
Invesco V.I. International Growth Series II                          2,653        5,423
Janus Aspen Series Balanced Service Class                          121,014      110,156
Janus Aspen Series Enterprise Service Class                         82,944      197,838
Janus Aspen Series Worldwide Service Class                             979        8,301
LVIP American Global Growth Service Class II                     1,464,519       62,832
LVIP American Global Small Capitalization Service Class II       1,791,490      238,186
LVIP American Growth Service Class II                            4,332,505      680,158
LVIP American Growth-Income Service Class II                     3,961,667      481,048
LVIP American International Service Class II                     3,046,371       60,282
LVIP Baron Growth Opportunities Service Class                    1,580,959    1,251,261
LVIP BlackRock Inflation Protected Bond Service Class           11,300,340      823,018
LVIP Capital Growth Service Class                                  932,771      219,073
LVIP Cohen & Steers Global Real Estate Service Class             1,468,511      587,079
LVIP Columbia Value Opportunities Service Class                    532,994      281,473
LVIP Delaware Bond Standard Class                                1,160,712    2,447,987
LVIP Delaware Bond Service Class                                18,817,284    8,577,219
LVIP Delaware Diversified Floating Rate Service Class            5,587,917      986,343
LVIP Delaware Foundation Aggressive Allocation Standard Class        7,717       82,165
LVIP Delaware Foundation Aggressive Allocation Service Class        75,670      790,691
LVIP Delaware Growth and Income Service Class                      536,673      219,374
LVIP Delaware Social Awareness Standard Class                        5,387       99,353

                                                                      AGGREGATE    AGGREGATE
                                                                       COST OF     PROCEEDS
SUBACCOUNT                                                            PURCHASES   FROM SALES
-------------------------------------------------------------------  -----------  ----------
LVIP Delaware Social Awareness Service Class                         $   592,051  $  503,031
LVIP Delaware Special Opportunities Service Class                      3,251,081   2,119,571
LVIP Dimensional Non-U.S. Equity Service Class                           657,980      87,047
LVIP Dimensional U.S. Equity Service Class                               613,022      11,172
LVIP Dimensional/Vanguard Total Bond Service Class                     7,678,652   1,497,365
LVIP Global Income Service Class                                      10,140,850   2,633,452
LVIP Janus Capital Appreciation Standard Class                            19,074      23,341
LVIP Janus Capital Appreciation Service Class                            261,447     449,760
LVIP JPMorgan High Yield Service Class                                 3,620,621     114,718
LVIP MFS International Growth Service Class                            1,315,602     804,674
LVIP MFS Value Service Class                                           3,982,960   1,163,783
LVIP Mid-Cap Value Service Class                                       1,033,733     438,831
LVIP Mondrian International Value Standard Class                         269,765     256,298
LVIP Mondrian International Value Service Class                          818,696   1,157,103
LVIP Money Market Standard Class                                       1,354,817   1,768,102
LVIP Money Market Service Class                                       14,789,832  14,423,009
LVIP Protected Profile 2010 Service Class                                498,101     605,282
LVIP Protected Profile 2020 Service Class                              2,742,922     117,264
LVIP Protected Profile 2030 Service Class                                  2,418      26,233
LVIP Protected Profile 2040 Service Class                                     52      71,137
LVIP Protected Profile Conservative Service Class                      6,488,858   1,526,630
LVIP Protected Profile Growth Service Class                            5,573,409   3,310,606
LVIP Protected Profile Moderate Service Class                         16,782,471   4,555,300
LVIP SSgA Bond Index Service Class                                    10,016,439   8,362,473
LVIP SSgA Conservative Index Allocation Service Class                  5,536,577   3,639,994
LVIP SSgA Conservative Structured Allocation Service Class             5,116,547     265,681
LVIP SSgA Developed International 150 Service Class                      986,939     888,239
LVIP SSgA Emerging Markets 100 Service Class                           2,626,014   2,107,436
LVIP SSgA Global Tactical Allocation Service Class                    21,323,921   1,357,682
LVIP SSgA International Index Service Class                            1,664,397     815,694
LVIP SSgA Large Cap 100 Service Class                                  3,101,125   4,523,834
LVIP SSgA Moderate Index Allocation Service Class                      4,029,150     144,578
LVIP SSgA Moderate Structured Allocation Service Class                27,907,318   1,379,162
LVIP SSgA Moderately Aggressive Index Allocation Service Class         3,561,519     373,989
LVIP SSgA Moderately Aggressive Structured Allocation Service Class   13,710,525     982,805
LVIP SSgA S&P 500 Index Standard Class                                    43,140     107,705
LVIP SSgA S&P 500 Index Service Class                                  3,779,452   2,884,041
LVIP SSgA Small-Cap Index Service Class                                1,049,192   1,061,231
LVIP SSgA Small-Mid Cap 200 Service Class                                752,526     701,837
LVIP T. Rowe Price Growth Stock Service Class                          2,508,464     596,285
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  866      48,188
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class               945,973     402,713
LVIP Templeton Growth Service Class                                    1,259,378     587,911
LVIP Turner Mid-Cap Growth Service Class                                 937,033     426,274
LVIP Vanguard Domestic Equity ETF Service Class                          510,722      48,860
LVIP Vanguard International Equity ETF Service Class                     620,838      29,179
LVIP Wells Fargo Intrinsic Value Service Class                           387,142     178,125
Lord Abbett Fundamental Equity Class VC                                   66,526       5,077
MFS VIT Core Equity Service Class                                            395      52,035
MFS VIT Growth Initial Class                                              27,199      69,377
MFS VIT Growth Service Class                                             385,400      70,299
MFS VIT Total Return Initial Class                                        20,303     132,503
MFS VIT Total Return Service Class                                     1,568,181   2,342,987
MFS VIT Utilities Initial Class                                           21,406     139,198
MFS VIT Utilities Service Class                                        3,899,286   1,831,064
NB AMT Mid-Cap Growth I Class                                             46,994     802,439
NB AMT Regency I Class                                                   125,083   1,047,759
Oppenheimer Global Securities Service Class                              173,111       9,710
PIMCO VIT Commodity Real Return Advisor Class                          1,178,102     400,964
Putnam VT Global Health Care Class IB                                      3,174      10,715
Putnam VT Growth & Income Class IB                                        18,657      17,436

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                         NET
                                                              SHARES    ASSET   FAIR VALUE    COST OF
SUBACCOUNT                                                    OWNED     VALUE    OF SHARES    SHARES
----------------------------------------------------------  ---------  ------  -----------  -----------
ABVPSF Global Thematic Growth Class B                         100,750  $14.50  $ 1,460,879  $ 1,670,665
ABVPSF Growth and Income Class B                              362,760   17.86    6,478,894    7,254,793
ABVPSF International Value Class B                            607,289   11.40    6,923,094   10,480,312
ABVPSF Large Cap Growth Class B                                24,473   26.17      640,469      567,914
ABVPSF Small/Mid Cap Value Class B                            462,595   15.38    7,114,714    6,955,738
American Century VP Inflation Protection Class II           2,122,719   11.75   24,941,947   22,937,905
American Funds Global Growth Class 2                          761,421   19.29   14,687,810   15,573,141
American Funds Global Small Capitalization Class 2            660,029   17.04   11,246,891   12,839,538
American Funds Growth Class 2                               1,396,760   51.68   72,184,560   74,292,398
American Funds Growth-Income Class 2                        2,086,934   33.07   69,014,913   73,792,183
American Funds International Class 2                        2,263,137   15.16   34,309,156   40,369,035
BlackRock Global Allocation V.I. Class III                  2,660,849   13.28   35,336,075   37,914,504
Delaware VIP Diversified Income Service Class               4,502,089   10.96   49,342,891   47,544,295
Delaware VIP Emerging Markets Service Class                   957,237   17.45   16,703,779   18,358,063
Delaware VIP High Yield Standard Class                        115,280    5.68      654,793      618,803
Delaware VIP High Yield Service Class                       2,522,271    5.67   14,301,277   13,853,070
Delaware VIP Limited-Term Diversified Income Service Class  2,121,190   10.02   21,254,326   21,234,876
Delaware VIP REIT Standard Class                               72,015   10.47      754,000      896,339
Delaware VIP REIT Service Class                             1,081,556   10.46   11,313,076   12,176,619
Delaware VIP Small Cap Value Standard Class                    24,834   31.39      779,551      606,308
Delaware VIP Small Cap Value Service Class                    584,586   31.30   18,297,552   16,776,143
Delaware VIP Smid Cap Growth Standard Class                    17,612   23.19      408,414      350,681
Delaware VIP Smid Cap Growth Service Class                    262,297   22.57    5,920,045    5,494,022
Delaware VIP U.S. Growth Service Class                        413,971    8.65    3,580,852    3,174,285
Delaware VIP Value Standard Class                              11,566   17.73      205,067      185,776
Delaware VIP Value Service Class                              467,887   17.70    8,281,602    8,274,761
DWS VIP Alternative Asset Allocation Plus Class B             151,304   13.23    2,001,752    2,011,840
DWS VIP Equity 500 Index Class A                              163,621   13.20    2,159,801    1,960,011
DWS VIP Equity 500 Index Class B                              186,469   13.19    2,459,520    2,356,568
DWS VIP Small Cap Index Class A                                40,095   11.77      471,923      507,618
DWS VIP Small Cap Index Class B                               124,769   11.77    1,468,528    1,601,592
Fidelity VIP Contrafund Service Class 2                     1,750,991   22.64   39,642,429   43,887,241
Fidelity VIP Equity-Income Initial Class                       29,703   18.69      555,144      649,031
Fidelity VIP Equity-Income Service Class 2                     91,108   18.41    1,677,306    1,938,123
Fidelity VIP Growth Initial Class                               5,229   36.89      192,880      178,776
Fidelity VIP Growth Service Class 2                            90,825   36.53    3,317,847    3,091,536
Fidelity VIP Mid Cap Service Class 2                          819,757   28.58   23,428,644   23,959,865
Fidelity VIP Overseas Initial Class                             5,764   13.63       78,561       88,560
Fidelity VIP Overseas Service Class 2                         237,908   13.52    3,216,518    4,087,149
FTVIPT Franklin Income Securities Class 2                   1,735,060   14.32   24,846,063   25,737,228
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2       378,194   20.49    7,749,196    7,216,462
FTVIPT Mutual Shares Securities Class 2                     1,246,150   15.38   19,165,784   20,979,010
FTVIPT Templeton Global Bond Securities Class 2               818,485   18.15   14,855,495   14,148,301
FTVIPT Templeton Growth Securities Class 2                    384,794   10.11    3,890,271    4,993,460
Goldman Sachs VIT Large Cap Value Service Class               156,651    9.38    1,469,389    1,534,068
Invesco V.I. Capital Appreciation Series I                      6,410   21.42      137,299      156,561
Invesco V.I. Capital Appreciation Series II                     2,885   21.06       60,753       74,954
Invesco V.I. Core Equity Series I                              14,299   26.72      382,060      358,545
Invesco V.I. Core Equity Series II                                312   26.51        8,280        7,886
Invesco V.I. International Growth Series I                      4,158   26.37      109,651       71,990
Invesco V.I. International Growth Series II                     7,649   26.08      199,495      155,613
Janus Aspen Series Balanced Service Class                      22,434   27.74      622,316      582,685
Janus Aspen Series Enterprise Service Class                    14,689   36.91      542,178      392,054
Janus Aspen Series Worldwide Service Class                        441   25.50       11,248       11,175
LVIP American Global Growth Service Class II                  124,704   11.30    1,409,283    1,520,483
LVIP American Global Small Capitalization Service Class II    136,303   10.30    1,403,649    1,612,322
LVIP American Growth Service Class II                         321,196   11.99    3,849,850    4,015,630
LVIP American Growth-Income Service Class II                  314,942   11.98    3,771,746    3,824,778

                                                                                  NET
                                                                       SHARES    ASSET   FAIR VALUE    COST OF
SUBACCOUNT                                                             OWNED     VALUE   OF SHARES      SHARES
-------------------------------------------------------------------  ---------  ------  -----------  -----------
LVIP American International Service Class II                           262,214  $10.58  $ 2,773,433  $ 3,068,555
LVIP Baron Growth Opportunities Service Class                          252,083   31.49    7,937,597    7,015,397
LVIP BlackRock Inflation Protected Bond Service Class                1,091,151   11.02   12,026,667   11,741,906
LVIP Capital Growth Service Class                                       97,194   23.20    2,254,614    2,336,583
LVIP Cohen & Steers Global Real Estate Service Class                   840,965    6.77    5,695,855    5,681,912
LVIP Columbia Value Opportunities Service Class                         98,876   10.32    1,019,904    1,002,437
LVIP Delaware Bond Standard Class                                      821,919   13.92   11,437,828   10,743,740
LVIP Delaware Bond Service Class                                     4,142,420   13.92   57,645,921   56,315,798
LVIP Delaware Diversified Floating Rate Service Class                  533,164    9.87    5,260,195    5,391,742
LVIP Delaware Foundation Aggressive Allocation Standard Class           23,663   11.86      280,522      323,253
LVIP Delaware Foundation Aggressive Allocation Service Class           228,682   11.85    2,710,115    2,945,247
LVIP Delaware Growth and Income Service Class                           62,551   28.96    1,811,299    1,822,468
LVIP Delaware Social Awareness Standard Class                           23,611   30.53      720,810      653,071
LVIP Delaware Social Awareness Service Class                            76,677   30.48    2,336,972    2,265,427
LVIP Delaware Special Opportunities Service Class                       59,460   33.70    2,003,922    2,232,545
LVIP Dimensional Non-U.S. Equity Service Class                          67,795    7.95      539,242      558,254
LVIP Dimensional U.S. Equity Service Class                              67,182    9.23      620,022      603,183
LVIP Dimensional/Vanguard Total Bond Service Class                     594,586   10.49    6,239,589    6,185,846
LVIP Global Income Service Class                                     1,276,613   11.21   14,307,000   14,907,256
LVIP Janus Capital Appreciation Standard Class                           5,535   20.23      111,991       93,951
LVIP Janus Capital Appreciation Service Class                           72,044   20.08    1,446,936    1,407,743
LVIP JPMorgan High Yield Service Class                                 347,140   10.14    3,521,037    3,637,783
LVIP MFS International Growth Service Class                            279,746   10.93    3,057,067    3,431,888
LVIP MFS Value Service Class                                           470,554   22.45   10,565,351   10,208,899
LVIP Mid-Cap Value Service Class                                       253,059   12.83    3,245,998    3,181,955
LVIP Mondrian International Value Standard Class                       116,887   14.31    1,672,650    1,937,080
LVIP Mondrian International Value Service Class                        463,407   14.31    6,629,503    7,785,188
LVIP Money Market Standard Class                                       337,877   10.00    3,378,768    3,378,768
LVIP Money Market Service Class                                      1,524,996   10.00   15,249,962   15,249,961
LVIP Protected Profile 2010 Service Class                               78,730   10.58      832,727      797,404
LVIP Protected Profile 2020 Service Class                              306,288   10.14    3,104,539    3,078,296
LVIP Protected Profile 2030 Service Class                               38,464   10.01      384,909      371,838
LVIP Protected Profile 2040 Service Class                                  874    9.47        8,276        8,943
LVIP Protected Profile Conservative Service Class                    1,455,739   12.23   17,796,414   16,786,502
LVIP Protected Profile Growth Service Class                          1,928,530   11.19   21,582,177   21,666,285
LVIP Protected Profile Moderate Service Class                        4,279,139   11.84   50,677,838   49,884,198
LVIP SSgA Bond Index Service Class                                   2,934,984   11.42   33,526,326   32,293,037
LVIP SSgA Conservative Index Allocation Service Class                  169,791   10.75    1,825,938    1,813,112
LVIP SSgA Conservative Structured Allocation Service Class             460,694   10.71    4,934,498    4,896,889
LVIP SSgA Developed International 150 Service Class                    563,279    7.32    4,122,642    4,331,843
LVIP SSgA Emerging Markets 100 Service Class                           575,365   10.56    6,078,153    6,630,770
LVIP SSgA Global Tactical Allocation Service Class                   2,249,075   10.20   22,929,317   23,427,210
LVIP SSgA International Index Service Class                            987,053    6.86    6,766,251    7,100,696
LVIP SSgA Large Cap 100 Service Class                                  992,266   10.41   10,327,506    9,205,413
LVIP SSgA Moderate Index Allocation Service Class                      410,556   10.67    4,378,991    4,368,810
LVIP SSgA Moderate Structured Allocation Service Class               2,533,366   10.61   26,871,412   27,195,721
LVIP SSgA Moderately Aggressive Index Allocation Service Class         309,228   10.56    3,264,826    3,360,003
LVIP SSgA Moderately Aggressive Structured Allocation Service Class  1,246,640   10.68   13,319,103   13,532,852
LVIP SSgA S&P 500 Index Standard Class                                  45,344    8.90      403,385      372,178
LVIP SSgA S&P 500 Index Service Class                                2,089,152    8.90   18,595,545   16,846,699
LVIP SSgA Small-Cap Index Service Class                                328,220   17.03    5,589,906    5,028,716
LVIP SSgA Small-Mid Cap 200 Service Class                              259,094   12.37    3,203,958    2,778,385
LVIP T. Rowe Price Growth Stock Service Class                          228,872   17.32    3,964,055    3,785,788
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              4,488   13.87       62,251       49,835
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             227,838   13.59    3,095,858    2,773,751
LVIP Templeton Growth Service Class                                    188,972   24.17    4,567,843    4,992,552
LVIP Turner Mid-Cap Growth Service Class                               176,341   10.30    1,816,839    1,883,138
LVIP Vanguard Domestic Equity ETF Service Class                         52,489    9.16      480,796      462,728
LVIP Vanguard International Equity ETF Service Class                    69,011    7.99      551,190      588,539
LVIP Wells Fargo Intrinsic Value Service Class                         110,158   12.87    1,418,168    1,507,863
Lord Abbett Fundamental Equity Class VC                                  5,427   16.26       88,250       92,883

                                                          NET
                                                SHARES   ASSET   FAIR VALUE    COST OF
SUBACCOUNT                                      OWNED    VALUE   OF SHARES     SHARES
---------------------------------------------  -------  ------  -----------  -----------
MFS VIT Core Equity Service Class                2,726  $15.28  $    41,652  $    33,030
MFS VIT Growth Initial Class                     4,477   24.56      109,957       82,036
MFS VIT Growth Service Class                    27,747   24.13      669,535      600,154
MFS VIT Total Return Initial Class              37,629   18.53      697,272      694,183
MFS VIT Total Return Service Class             794,096   18.31   14,539,901   14,854,800
MFS VIT Utilities Initial Class                 18,702   26.08      487,751      408,765
MFS VIT Utilities Service Class                523,021   25.73   13,457,324   12,982,321
NB AMT Mid-Cap Growth I Class                  129,952   27.55    3,580,176    2,575,162
NB AMT Regency I Class                         261,009   14.26    3,721,982    3,730,306
Oppenheimer Global Securities Service Class      7,635   27.21      207,754      221,681
PIMCO VIT Commodity Real Return Advisor Class  181,972    7.27    1,322,937    1,562,819
Putnam VT Global Health Care Class IB            6,473   11.69       75,667       76,824
Putnam VT Growth & Income Class IB               3,668   15.30       56,126       72,237

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                                       NET
                                                              UNITS       UNITS     INCREASE
SUBACCOUNT                                                    ISSUED    REDEEMED   (DECREASE)
----------------------------------------------------------  ---------  ----------  ----------
ABVPSF Global Thematic Growth Class B                          57,369     (39,413)     17,956
ABVPSF Growth and Income Class B                               41,320    (129,805)    (88,485)
ABVPSF International Value Class B                            379,127    (324,697)     54,430
ABVPSF Large Cap Growth Class B                                 2,899     (11,933)     (9,034)
ABVPSF Small/Mid Cap Value Class B                            149,093    (198,084)    (48,991)
American Century VP Inflation Protection Class II             211,839    (347,231)   (135,392)
American Funds Global Growth Class 2                          109,033    (179,336)    (70,303)
American Funds Global Small Capitalization Class 2             86,837    (144,555)    (57,718)
American Funds Growth Class 2                                 306,690  (1,343,358) (1,036,668)
American Funds Growth-Income Class 2                          217,632  (1,066,139)   (848,507)
American Funds International Class 2                          232,512    (382,528)   (150,016)
BlackRock Global Allocation V.I. Class III                  1,962,369     (66,697)  1,895,672
Delaware VIP Diversified Income Service Class               1,028,844    (794,292)    234,552
Delaware VIP Emerging Markets Service Class                   289,826     (86,866)    202,960
Delaware VIP High Yield Standard Class                          5,231      (5,408)       (177)
Delaware VIP High Yield Service Class                         121,185    (227,818)   (106,633)
Delaware VIP Limited-Term Diversified Income Service Class  1,008,904    (307,135)    701,769
Delaware VIP REIT Standard Class                                1,306      (5,333)     (4,027)
Delaware VIP REIT Service Class                               129,085     (99,134)     29,951
Delaware VIP Small Cap Value Standard Class                       134      (3,746)     (3,612)
Delaware VIP Small Cap Value Service Class                    246,777    (155,073)     91,704
Delaware VIP Smid Cap Growth Standard Class                     1,181      (9,851)     (8,670)
Delaware VIP Smid Cap Growth Service Class                    212,819    (257,312)    (44,493)
Delaware VIP U.S. Growth Service Class                        137,242     (42,752)     94,490
Delaware VIP Value Standard Class                               2,904      (2,504)        400
Delaware VIP Value Service Class                              174,549    (155,986)     18,563
DWS VIP Alternative Asset Allocation Plus Class B             305,790    (442,270)   (136,480)
DWS VIP Equity 500 Index Class A                                2,510     (22,141)    (19,631)
DWS VIP Equity 500 Index Class B                                2,185     (48,928)    (46,743)
DWS VIP Small Cap Index Class A                                 5,595      (6,217)       (622)
DWS VIP Small Cap Index Class B                                 9,518     (31,775)    (22,257)
Fidelity VIP Contrafund Service Class 2                       430,511    (305,759)    124,752
Fidelity VIP Equity-Income Initial Class                          169      (2,882)     (2,713)
Fidelity VIP Equity-Income Service Class 2                      9,353     (34,806)    (25,453)
Fidelity VIP Growth Initial Class                               1,252      (4,095)     (2,843)
Fidelity VIP Growth Service Class 2                           100,435     (69,521)     30,914
Fidelity VIP Mid Cap Service Class 2                          527,811    (227,033)    300,778
Fidelity VIP Overseas Initial Class                                71        (521)       (450)
Fidelity VIP Overseas Service Class 2                         194,909    (197,112)     (2,203)
FTVIPT Franklin Income Securities Class 2                     360,336    (456,701)    (96,365)

                                                                                          NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
-------------------------------------------------------------  ---------  ----------  ----------
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2           44,354    (106,876)    (62,522)
FTVIPT Mutual Shares Securities Class 2                          319,133    (153,729)    165,404
FTVIPT Templeton Global Bond Securities Class 2                  134,887    (246,049)   (111,162)
FTVIPT Templeton Growth Securities Class 2                         8,653     (69,848)    (61,195)
Goldman Sachs VIT Large Cap Value Service Class                   78,779     (17,435)     61,344
Invesco V.I. Capital Appreciation Series I                           213      (8,492)     (8,279)
Invesco V.I. Capital Appreciation Series II                           12        (246)       (234)
Invesco V.I. Core Equity Series I                                    811      (4,752)     (3,941)
Invesco V.I. Core Equity Series II                                   106        (143)        (37)
Invesco V.I. International Growth Series I                            37        (312)       (275)
Invesco V.I. International Growth Series II                           17        (119)       (102)
Janus Aspen Series Balanced Service Class                          4,359      (6,168)     (1,809)
Janus Aspen Series Enterprise Service Class                        4,415      (9,243)     (4,828)
Janus Aspen Series Worldwide Service Class                            76        (587)       (511)
LVIP American Global Growth Service Class II                     122,598      (5,100)    117,498
LVIP American Global Small Capitalization Service Class II       156,476     (23,433)    133,043
LVIP American Growth Service Class II                            353,817     (54,264)    299,553
LVIP American Growth-Income Service Class II                     331,004     (38,221)    292,783
LVIP American International Service Class II                     262,876      (4,601)    258,275
LVIP Baron Growth Opportunities Service Class                    146,544    (104,570)     41,974
LVIP BlackRock Inflation Protected Bond Service Class          1,045,370     (74,215)    971,155
LVIP Capital Growth Service Class                                 92,832     (20,718)     72,114
LVIP Cohen & Steers Global Real Estate Service Class             213,278     (77,153)    136,125
LVIP Columbia Value Opportunities Service Class                   59,901     (30,333)     29,568
LVIP Delaware Bond Standard Class                                 39,036    (157,961)   (118,925)
LVIP Delaware Bond Service Class                               1,265,934    (612,216)    653,718
LVIP Delaware Diversified Floating Rate Service Class            555,578     (97,068)    458,510
LVIP Delaware Foundation Aggressive Allocation Standard Class         96      (5,161)     (5,065)
LVIP Delaware Foundation Aggressive Allocation Service Class       2,400     (54,662)    (52,262)
LVIP Delaware Growth and Income Service Class                     50,715     (19,629)     31,086
LVIP Delaware Social Awareness Standard Class                        643      (5,753)     (5,110)
LVIP Delaware Social Awareness Service Class                      48,226     (32,386)     15,840
LVIP Delaware Special Opportunities Service Class                327,505    (237,048)     90,457
LVIP Dimensional Non-U.S. Equity Service Class                    75,153     (10,202)     64,951
LVIP Dimensional U.S. Equity Service Class                        67,361      (1,152)     66,209
LVIP Dimensional/Vanguard Total Bond Service Class               749,334    (143,540)    605,794
LVIP Global Income Service Class                                 829,929    (223,071)    606,858
LVIP Janus Capital Appreciation Standard Class                     1,764      (1,518)        246
LVIP Janus Capital Appreciation Service Class                     22,878     (33,006)    (10,128)
LVIP JPMorgan High Yield Service Class                           320,357      (9,426)    310,931
LVIP MFS International Growth Service Class                      151,193     (98,255)     52,938
LVIP MFS Value Service Class                                     451,518    (131,902)    319,616
LVIP Mid-Cap Value Service Class                                 128,304     (50,179)     78,125
LVIP Mondrian International Value Standard Class                  13,828     (12,738)      1,090
LVIP Mondrian International Value Service Class                   52,321     (63,818)    (11,497)
LVIP Money Market Standard Class                                 129,886    (163,653)    (33,767)
LVIP Money Market Service Class                                1,470,264  (1,405,191)     65,073
LVIP Protected Profile 2010 Service Class                         47,515     (57,479)     (9,964)
LVIP Protected Profile 2020 Service Class                        276,196     (10,299)    265,897
LVIP Protected Profile 2030 Service Class                             --      (2,131)     (2,131)
LVIP Protected Profile 2040 Service Class                             --      (7,353)     (7,353)
LVIP Protected Profile Conservative Service Class                501,335    (107,819)    393,516
LVIP Protected Profile Growth Service Class                      453,315    (256,409)    196,906
LVIP Protected Profile Moderate Service Class                  1,348,903    (321,857)  1,027,046
LVIP SSgA Bond Index Service Class                               818,562    (701,265)    117,297
LVIP SSgA Conservative Index Allocation Service Class            534,109    (359,917)    174,192
LVIP SSgA Conservative Structured Allocation Service Class       488,261     (22,285)    465,976
LVIP SSgA Developed International 150 Service Class              103,438     (91,669)     11,769
LVIP SSgA Emerging Markets 100 Service Class                     157,067    (151,500)      5,567
LVIP SSgA Global Tactical Allocation Service Class             1,982,007    (133,565)  1,848,442
LVIP SSgA International Index Service Class                      213,371     (91,031)    122,340
LVIP SSgA Large Cap 100 Service Class                            274,165    (402,248)   (128,083)

                                                                                              NET
                                                                       UNITS      UNITS     INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED  (DECREASE)
-------------------------------------------------------------------  ---------  ---------  ---------
LVIP SSgA Moderate Index Allocation Service Class                      382,394   (10,617)    371,777
LVIP SSgA Moderate Structured Allocation Service Class               2,620,890  (118,292)  2,502,598
LVIP SSgA Moderately Aggressive Index Allocation Service Class         332,942   (34,811)    298,131
LVIP SSgA Moderately Aggressive Structured Allocation Service Class  1,282,006   (86,752)  1,195,254
LVIP SSgA S&P 500 Index Standard Class                                   4,429   (10,468)     (6,039)
LVIP SSgA S&P 500 Index Service Class                                  399,866  (277,283)    122,583
LVIP SSgA Small-Cap Index Service Class                                127,268  (112,261)     15,007
LVIP SSgA Small-Mid Cap 200 Service Class                               56,536   (51,292)      5,244
LVIP T. Rowe Price Growth Stock Service Class                          275,929   (62,977)    212,952
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 52    (2,666)     (2,614)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              66,189   (21,013)     45,176
LVIP Templeton Growth Service Class                                    150,218   (71,932)     78,286
LVIP Turner Mid-Cap Growth Service Class                                95,938   (43,330)     52,608
LVIP Vanguard Domestic Equity ETF Service Class                         56,631    (5,319)     51,312
LVIP Vanguard International Equity ETF Service Class                    69,124    (3,075)     66,049
LVIP Wells Fargo Intrinsic Value Service Class                          39,515   (17,097)     22,418
Lord Abbett Fundamental Equity Class VC                                  4,361      (290)      4,071
MFS VIT Core Equity Service Class                                           12    (3,251)     (3,239)
MFS VIT Growth Initial Class                                             3,650    (9,120)     (5,470)
MFS VIT Growth Service Class                                            34,279    (5,219)     29,060
MFS VIT Total Return Initial Class                                          13    (8,412)     (8,399)
MFS VIT Total Return Service Class                                     104,191  (167,433)    (63,242)
MFS VIT Utilities Initial Class                                            162    (6,859)     (6,697)
MFS VIT Utilities Service Class                                        207,120   (79,064)    128,056
NB AMT Mid-Cap Growth I Class                                            3,362   (43,554)    (40,192)
NB AMT Regency I Class                                                   6,835   (56,425)    (49,590)
Oppenheimer Global Securities Service Class                             13,608      (613)     12,995
PIMCO VIT Commodity Real Return Advisor Class                           64,454   (25,083)     39,371
Putnam VT Global Health Care Class IB                                       22      (828)       (806)
Putnam VT Growth & Income Class IB                                       1,500    (1,627)       (127)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                                        NET
                                                              UNITS       UNITS      INCREASE
SUBACCOUNT                                                    ISSUED     REDEEMED   (DECREASE)
----------------------------------------------------------  ---------  -----------  ----------
ABVPSF Global Thematic Growth Class B                          41,886     (87,915)    (46,029)
ABVPSF Growth and Income Class B                              103,649    (122,527)    (18,878)
ABVPSF International Value Class B                            260,167    (251,918)      8,249
ABVPSF Large Cap Growth Class B                                 3,399     (28,272)    (24,873)
ABVPSF Small/Mid Cap Value Class B                            281,779    (216,362)     65,417
American Century VP Inflation Protection Class II           1,146,380  (1,039,334)    107,046
American Funds Global Growth Class 2                          207,929    (193,838)     14,091
American Funds Global Small Capitalization Class 2            297,035    (282,583)     14,452
American Funds Growth Class 2                               1,168,806  (1,449,868)   (281,062)
American Funds Growth-Income Class 2                        1,305,548  (1,281,743)     23,805
American Funds International Class 2                          458,041    (502,338)    (44,297)
BlackRock Global Allocation V.I. Class III                  1,157,334    (217,448)    939,886
Delaware VIP Diversified Income Service Class               1,715,128    (847,302)    867,826
Delaware VIP Emerging Markets Service Class                   332,076    (291,553)     40,523
Delaware VIP High Yield Standard Class                          3,698      (9,270)     (5,572)
Delaware VIP High Yield Service Class                         276,844    (226,839)     50,005
Delaware VIP Limited-Term Diversified Income Service Class  1,342,297    (735,441)    606,856
Delaware VIP REIT Standard Class                                  501      (8,816)     (8,315)
Delaware VIP REIT Service Class                               286,287    (311,930)    (25,643)
Delaware VIP Small Cap Value Standard Class                     3,605     (16,136)    (12,531)
Delaware VIP Small Cap Value Service Class                    231,345    (223,919)      7,426
Delaware VIP Smid Cap Growth Standard Class                    43,132      (2,075)     41,057
Delaware VIP Smid Cap Growth Service Class                    442,660     (28,606)    414,054
Delaware VIP Trend Standard Class                               3,309     (59,575)    (56,266)
Delaware VIP Trend Service Class                              105,563    (450,283)   (344,720)
Delaware VIP U.S. Growth Service Class                         85,848     (53,702)     32,146
Delaware VIP Value Standard Class                                  74      (9,024)     (8,950)

                                                                                          NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
-------------------------------------------------------------  ---------  ----------  ----------
Delaware VIP Value Service Class                                  97,400    (113,578)   (16,178)
DWS VIP Alternative Asset Allocation Plus Class B                331,758     (32,662)   299,096
DWS VIP Equity 500 Index Class A                                   6,940    (103,115)   (96,175)
DWS VIP Equity 500 Index Class B                                  18,504     (73,263)   (54,759)
DWS VIP Small Cap Index Class A                                    2,000     (14,507)   (12,507)
DWS VIP Small Cap Index Class B                                   18,775     (44,699)   (25,924)
Fidelity VIP Contrafund Service Class 2                          574,702    (466,190)   108,512
Fidelity VIP Equity-Income Initial Class                           1,453     (14,915)   (13,462)
Fidelity VIP Equity-Income Service Class 2                         5,330     (37,527)   (32,197)
Fidelity VIP Growth Initial Class                                     --      (7,095)    (7,095)
Fidelity VIP Growth Service Class 2                              135,465    (124,284)    11,181
Fidelity VIP Mid Cap Service Class 2                             539,629    (536,964)     2,665
Fidelity VIP Overseas Initial Class                                  521      (1,381)      (860)
Fidelity VIP Overseas Service Class 2                             42,955     (78,504)   (35,549)
FTVIPT Franklin Income Securities Class 2                        872,316    (780,295)    92,021
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2           83,180    (134,029)   (50,849)
FTVIPT Mutual Shares Securities Class 2                          511,291    (298,683)   212,608
FTVIPT Templeton Global Bond Securities Class 2                  209,488    (314,696)  (105,208)
FTVIPT Templeton Growth Securities Class 2                        17,063     (74,657)   (57,594)
Goldman Sachs VIT Large Cap Value Service Class                   64,338      (9,656)    54,682
Invesco V.I. Capital Appreciation Series I                        12,241     (20,957)    (8,716)
Invesco V.I. Capital Appreciation Series II                            3      (2,357)    (2,354)
Invesco V.I. Core Equity Series I                                    459     (19,779)   (19,320)
Invesco V.I. Core Equity Series II                                   280      (1,044)      (764)
Invesco V.I. International Growth Series I                            27        (398)      (371)
Invesco V.I. International Growth Series II                           69        (485)      (416)
Janus Aspen Series Balanced Service Class                            892      (9,402)    (8,510)
Janus Aspen Series Enterprise Service Class                          258     (14,611)   (14,353)
Janus Aspen Series Worldwide Service Class                           548        (472)        76
LVIP American Global Growth Service Class II                      10,447          --     10,447
LVIP American Global Small Capitalization Service Class II         5,921          --      5,921
LVIP American Growth Service Class II                             31,890          --     31,890
LVIP American Growth-Income Service Class II                      30,537          --     30,537
LVIP American International Service Class II                      10,767          --     10,767
LVIP Baron Growth Opportunities Service Class                    206,889    (130,124)    76,765
LVIP BlackRock Inflation Protected Bond Service Class            114,627        (127)   114,500
LVIP Capital Growth Service Class                                107,263     (32,877)    74,386
LVIP Cohen & Steers Global Real Estate Service Class             283,890    (201,161)    82,729
LVIP Columbia Value Opportunities Service Class                   45,621     (16,573)    29,048
LVIP Delaware Bond Standard Class                                 69,049    (218,105)  (149,056)
LVIP Delaware Bond Service Class                               2,187,806  (2,142,897)    44,909
LVIP Delaware Diversified Floating Rate Service Class             79,775        (193)    79,582
LVIP Delaware Foundation Aggressive Allocation Standard Class         42      (7,991)    (7,949)
LVIP Delaware Foundation Aggressive Allocation Service Class       4,390     (23,555)   (19,165)
LVIP Delaware Growth and Income Service Class                     83,715     (63,213)    20,502
LVIP Delaware Social Awareness Standard Class                      2,965     (13,144)   (10,179)
LVIP Delaware Social Awareness Service Class                      16,763     (47,687)   (30,924)
LVIP Delaware Special Opportunities Service Class                235,196    (259,989)   (24,793)
LVIP Global Income Service Class                                 727,911    (199,926)   527,985
LVIP Janus Capital Appreciation Standard Class                     2,132      (3,429)    (1,297)
LVIP Janus Capital Appreciation Service Class                     49,133     (34,933)    14,200
LVIP JPMorgan High Yield Service Class                            12,833          --     12,833
LVIP MFS International Growth Service Class                      170,338     (82,731)    87,607
LVIP MFS Value Service Class                                     556,080    (211,467)   344,613
LVIP Mid-Cap Value Service Class                                 144,508     (63,308)    81,200
LVIP Mondrian International Value Standard Class                   6,032     (31,287)   (25,255)
LVIP Mondrian International Value Service Class                   81,942    (130,038)   (48,096)
LVIP Money Market Standard Class                                 168,808    (403,168)  (234,360)
LVIP Money Market Service Class                                2,052,644  (2,248,805)  (196,161)
LVIP SSgA Bond Index Service Class                             2,308,993    (900,247) 1,408,746
LVIP SSgA Conservative Structured Allocation Service Class         4,856          --      4,856
LVIP SSgA Developed International 150 Service Class              407,477    (157,524)   249,953

                                                                                              NET
                                                                       UNITS      UNITS    INCREASE
SUBACCOUNT                                                             ISSUED   REDEEMED  (DECREASE)
-------------------------------------------------------------------  ---------  --------  ----------
LVIP SSgA Emerging Markets 100 Service Class                           439,421  (270,317)   169,104
LVIP SSgA Global Tactical Allocation Service Class                      56,200   (68,763)   (12,563)
LVIP SSgA International Index Service Class                            745,792  (303,393)   442,399
LVIP SSgA Large Cap 100 Service Class                                  899,855  (329,050)   570,805
LVIP SSgA Moderate Index Allocation Service Class                       51,140    (2,452)    48,688
LVIP SSgA Moderate Structured Allocation Service Class                  84,035        --     84,035
LVIP SSgA Moderately Aggressive Index Allocation Service Class          18,233        --     18,233
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     78,770        --     78,770
LVIP SSgA S&P 500 Index Standard Class                                  67,278   (37,415)    29,863
LVIP SSgA S&P 500 Index Service Class                                1,345,112  (669,854)   675,258
LVIP SSgA Small-Cap Index Service Class                                433,004  (252,264)   180,740
LVIP SSgA Small-Mid Cap 200 Service Class                              197,654   (88,248)   109,406
LVIP T. Rowe Price Growth Stock Service Class                          130,093   (63,609)    66,484
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              1,918    (3,659)    (1,741)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              53,900   (33,783)    20,117
LVIP Templeton Growth Service Class                                    125,695   (84,753)    40,942
LVIP Turner Mid-Cap Growth Service Class                                44,283   (28,940)    15,343
LVIP Wells Fargo Intrinsic Value Service Class                         104,708  (130,506)   (25,798)
LVIP Protected Profile 2010 Service Class                               19,736   (15,981)     3,755
LVIP Protected Profile 2020 Service Class                                  905    (2,036)    (1,131)
LVIP Protected Profile 2030 Service Class                                   --   (11,569)   (11,569)
LVIP Protected Profile 2040 Service Class                                2,981   (10,217)    (7,236)
LVIP Protected Profile Conservative Service Class                      370,299  (175,504)   194,795
LVIP Protected Profile Moderate Service Class                        1,035,440  (721,583)   313,857
LVIP Protected Profile Growth Service Class                            622,269  (267,118)   355,151
Lord Abbett Fundamental Equity Class VC                                  2,376      (112)     2,264
MFS VIT Core Equity Service Class                                           10    (1,095)    (1,085)
MFS VIT Growth Initial Class                                                94    (4,191)    (4,097)
MFS VIT Growth Service Class                                             4,803    (3,851)       952
MFS VIT Total Return Initial Class                                         427   (25,499)   (25,072)
MFS VIT Total Return Service Class                                     145,359  (214,188)   (68,829)
MFS VIT Utilities Initial Class                                            242    (6,534)    (6,292)
MFS VIT Utilities Service Class                                         84,403  (119,941)   (35,538)
NB AMT Mid-Cap Growth I Class                                           17,217   (71,920)   (54,703)
NB AMT Regency I Class                                                   5,279   (87,234)   (81,955)
Oppenheimer Global Securities Service Class                              4,535      (711)     3,824
PIMCO VIT Commodity Real Return Advisor Class                           69,058   (37,725)    31,333
Putnam VT Global Health Care Class IB                                    1,817    (4,517)    (2,700)
Putnam VT Growth & Income Class IB                                           3        --          3

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statements of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012